                                                                Exhibit 10.8

                                     OFFICE LEASE

                                   LANDMARK SQUARE





                          LANDMARK SQUARE ASSOCIATES, L.P.,
                          a California limited partnership,

                                     as Landlord,


                                         and

                                FCG ENTERPRISES, INC.,
                              a California corporation,
                              dba First Consulting Group

                                      as Tenant

                                   LANDMARK SQUARE

                          SUMMARY OF BASIC LEASE INFORMATION

    The undersigned hereby agree to the following terms of this Summary of Basic Lease Information (the "Summary"). Tiffs Summary is hereby incorporated into and made a part of the attached Office Lease (this Summary and the Office Lease to be known collectively as the "Lease") which pertains to the office building (the "Building") which is located at 111 West Ocean Boulevard, Long Beach, California. Each reference in the Office Lease to any term of this Summary shall have the meaning as set forth in this Summary for such term. In the event of a conflict between the terms of this Summary and the Office Lease, the terms of the Office Lease shall prevail. Any capitalized terms used herein and not otherwise defined herein shall have the meaning as set forth in the Office Lease.

         TERMS OF LEASE                DESCRIPTION
(References are to the Office Lease)

1.  Date:                              October 3, 1996

2.  Landlord:                          LANDMARK SQUARE ASSOCIATES, L.P., a
                                       California limited partnership.

3.  Address of Landlord                c/o Cushman Management Corporation
    (Section 29.19):                   111 West Ocean Blvd.
                                       Suite 1717
                                       Long Beach, California 90802
                                       Attention: Managing Director

                                       With a copy to:

                                       Allen, Matkins, Leck, Gamble & Mallory
                                       1999 Avenue of the Stars, Suite 1800
                                       Los Angeles, California 90067-6050
                                       Attention: Anton N. Natsis, Esq.

4.  Tenant:                            FCG ENTERPRISES, INC., a California
                                       corporation, dba First Consulting Group

5.  Address of Tenant                  111 West Ocean Boulevard
    (Section 30.19):                   Suite 1750
                                       Long Beach, California 90802
                                       Attention: Ms. Patricia Lowery
                                       (Prior to Lease Commencement Date)

                                       and

                                       111 West Ocean Boulevard
                                       Suite 400
                                       Long Beach, California 90802
                                       Attention: Ms. Patricia Lowery
                                       (After Lease Commencement Date)

                                     (ii)

6.  Premises (Article 1):              The entire fourth (4th) floor of the
                                       Building consisting of 18,172 rentable
                                       square feet of space (16,751 usable
                                       square feet) ("4TH FLOOR PREMISES") and
                                       5,664 rentable square feet of space
                                       (4,873 usable square feet) located on
                                       the fifteenth (15th) floor of the
                                       Building ("15TH FLOOR PREMISES"), as set forth in Exhibit A attached hereto;
                                       provided, however, that the actual
                                       number of usable square feet anti
                                       rentable square feet of the Premises
                                       shall be determined pursuant to the
                                       Final Space Plans and subject to
                                       verification pursuant to Section 1.2 of
                                       the Office Lease.

7.  Term (Article 2).

    7.1 Lease Term:                    Five (5) years and zero (0) months.

    7.2 Lease Commencement             The earlier of(i) the date Tenant, or any
          Date:                        person occupying any portion of the
                                       Premises with Tenant's permission,
                                       commences business operations from the
                                       Premises, and (ii) one hundred fifty
                                       (150) days after full execution of tiffs
                                       Lease and delivery thereof to Tenant.

    7.3 Lease Expiration Date:         The last day of the month in which the
                                       5th anniversary of the Lease Commencement
                                       Date occurs.

8.  Base Rent (Article 3) (subject to
    final determination and
    verification of the number of
    usable square feet and rentable
    square feet of the Premises):

                                           MONTHLY              ANNUAL RENTAL
   MONTH OF                              INSTALLMENT OF       RATE PER RENTABLE
   LEASE TERM      ANNUAL BASE RENT        BASE RENT             SQUARE FOOT
   -----------     ----------------      --------------       ----------------

4th Floor Premises
      1-6                $0.00               $0.00                 $0.00
      7-18             $321,762.00         $26,813.50             $17.71
     19-60             $381,612.00         $31,801.00             $21.00

15th Floor Premises
      1-60             $132,537.00         $11,044.80             $23.40

9.  Additional Rent (Article 4).

    9.1 Base Year:                     Calendar year 1997.

    9.2 Tenant's Share:                Approximately 5.42% (subject to final
                                       determination and verification of the
                                       number of usable square feet and
                                       rentable square feet of the Premises).

10. Security Deposit (Article 21):     Waived.

11. Parking Pass Ratio (Article 28):   4 parking passes for every 1,000
                                       rentable square



                                    (iii)
                                       feet of the Premises.


                                    (iv)

12. Broker (Section 30.25):            Matlow-Kennedy Commercial Real Estate
                                       Services
                                       4510 East Pacific Coast Highway
                                       Suite 100
                                       Long Beach, California 90804

The foregoing terms of this Summary are hereby agreed to by Landlord and Tenant.

                                       "Landlord":

                                       LANDMARK SQUARE ASSOCIATES, L.P.,
                                       a California limited partnership

                                       By:    Cushman Landmark Ltd., a
                                              California limited partnership, a
                                              general partner

                                       By:    Cushman Investment and
                                              Development Corporation, a
                                              California corporation, a general
                                              partner



                                       By:
                                          -----------------------------------
                                       Name:  Stuart R. Essery
                                       Title: Vice President

                                       "Tenant":

                                       FCG ENTERPRISES, INC., a California
                                       corporation, dba First Consulting Group



                                       By:
                                           ----------------------------------

                                       Its:
                                           ----------------------------------

                                       By:
                                           ----------------------------------

                                       Its:
                                           ----------------------------------



                                     (v)

                                   LANDMARK SQUARE
                                        INDEX

ARTICLE                        SUBJECT MATTER                           PAGE

ARTICLE 1     REAL PROPERTY, BUILDING AND PREMISES..................     1
ARTICLE 2     LEASE TERM............................................     5
ARTICLE 3     BASE RENT.............................................     7
ARTICLE 4     ADDITIONAL RENT.......................................     7
ARTICLE 5     USE OF PREMISES.......................................    17
ARTICLE 6     SERVICES AND UTILITIES................................    18
ARTICLE 7     REPAIRS...............................................    20
ARTICLE 8     ADDITIONS AND ALTERATIONS.............................    21
ARTICLE 9     COVENANT AGAINST LIENS................................    23
ARTICLE 10    INSURANCE.............................................    23
ARTICLE 11    DAMAGE AND DESTRUCTION................................    25
ARTICLE 12    NONWAIVER.............................................    27
ARTICLE 13    CONDEMNATION..........................................    28
ARTICLE 14    ASSIGNMENT AND SUBLETTING.............................    28
ARTICLE 15    SURRENDER OF PREMISES; REMOVAL OF TRADE FIXTURES......    32
ARTICLE 16    HOLDING OVER..........................................    32
ARTICLE 17    ESTOPPEL CERTIFICATES.................................    33
ARTICLE 18    SUBORDINATION.........................................    33
ARTICLE 19    DEFAULTS; REMEDIES....................................    34
ARTICLE 20    COVENANT OF QUIET ENJOYMENT...........................    37
ARTICLE 21    INTENTIONALLY OMITTED.................................    37
ARTICLE 22    INTENTIONALLY OMITTED.................................    37
ARTICLE 23    SIGNS.................................................    37
ARTICLE 21    COMPLIANCE WITH LAW...................................    38
ARTICLE 25    LATE CHARGES..........................................    38
ARTICLE 26    LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT..    38
ARTICLE 27    ENTRY BY LANDLORD.....................................    39
ARTICLE 28    TENANT PARKING........................................    39
ARTICLE 29    MISCELLANEOUS PROVISIONS..............................    40

                                       EXHIBITS

A   OUTLINE OF FLOOR PLAN OF PREMISES
B   TENANT WORK LETTER
C   FORM OF NOTICE OF LEASE TERM DATES
D   RULES AND REGULATIONS
E   FORM OF TENANT'S ESTOPPEL CERTIFICATE
F   JANITORIAL SPECIFICATIONS
G   NON-DISTURBANCE AGREEMENT
H   EXPANSION RIGHTS OF EXISTING TENANTS
I   SECURITY SERVICES

                                      (vi)

                                   LANDMARK SQUARE

                             INDEX OF MAJOR DEFINED TERMS

                                                                          LOCATION OF
                                                                        DEFINITION IN
DEFINED TERMS                                                            OFFICE LEASE
4th Floor Premises . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  iii
15th Floor Premises. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  iii
4th Floor Premises . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .iii
Abatement Event. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
Abatement Event Termination Date . . . . . . . . . . . . . . . . . . . . . . . . . 36
Abatement Event Termination Notice . . . . . . . . . . . . . . . . . . . . . . . . 36
Additional Rent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
Adjustment Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
After hours. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
Alterations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
Applicable Reassessment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
Approved Working Drawings. . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B
Architect. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B
Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
Base Rent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
Base Tax Increase Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
Base Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12, 13
Base Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
Base, Shell, and Core. . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B
BOMA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Brokers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
Building . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Business Hours . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B
Comparable Buildings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Comparable Transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Condemning Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
Construction Budget. . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B
Construction Drawings. . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B
Contract . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B
Contractor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B
Cost Pools . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
Cut-Off Point. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
Damage Termination Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
Damage Termination Notice. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
Demising Walls . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B
Direct Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
Economic Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Eligibility Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
Energy Management System . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B
Engineers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B
Estimate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
Estimate Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
Estimated Additional Rent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
Exclusive Portion. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
Exercise Notice. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
Expansion Commencement Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Expansion Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Expansion Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Expansion Space. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Expansion Space Construction Period. . . . . . . . . . . . . . . . . . . . . . . . .4
Expense Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
Fair Market Rental Rate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Final Costs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B
Final Retention. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B
Final Space Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B
Final Working Drawings . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B
Force Majeure. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
Hazardous Material . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
Hazardous Materials Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
Holidays . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
HVAC Work. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B

                                     (vii)

Interest Rate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
Landlord . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Landlord Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
Landlord Work. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B
Lease. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Lease Commencement Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Lease Commencement Date Delay. . . . . . . . . . . . . . . . . . . . . . . .Exhibit B
Lease Expiration Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Lease Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Lease Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
On-site Parking Area . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Operating Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
Option Rent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Option Rent Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
Option Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Outside Agreement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
Over-Allowance Amount. . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B
Overlap Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
Panelboard and Transformer . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B
Perimeter Drywall. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B
Permitted Transferees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Premises . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Proposition 13 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
Proposition 13 Protection Amount . . . . . . . . . . . . . . . . . . . . . . . . . 15
Proposition 13 Purchase Price. . . . . . . . . . . . . . . . . . . . . . . . . . . 15
Public Corridor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Exhibit 13
Real Property. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Reassessment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
Recognition Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
Renewal Concessions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
Review Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
Rules and Regulations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Secured Areas. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
Service Elevator Lobby . . . . . . . . . . . . . . . . . . . . . . . . . . Exhibit 13
Specifications . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B
Sprinkler Work . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B
Square Footage Outside Agreement Date. . . . . . . . . . . . . . . . . . . . . . . .2
Standard Improvement Package . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B
Statement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
Subject Space. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
Subleasing Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
Summary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Superior Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Systems and Equipment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
Tax Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
Tax Increase . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
Tenant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Tenant Improvement Allowance . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B
Tenant Improvement Allowance Items . . . . . . . . . . . . . . . . . . . . .Exhibit B
Tenant Improvements. . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B
Tenant's Agents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B
Tenant's Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
Transfer Notice. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Transfer Premium . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
Transferee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Trended Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
Window Coverings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Exhibit B



                                     (viii)

                                   LANDMARK SQUARE

                                     OFFICE LEASE

    This Office Lease, which includes the preceding Summary of Basic Lease Information (the "SUMMARY") attached hereto and incorporated herein by this reference (the Office Lease and Summary to be known collectively as the "LEASE"), dated as of the date set forth in Section 1 of the Summary, is made by and between LANDMARK SQUARE ASSOCIATES, L.P., a California limited partnership ("LANDLORD"), and FCG ENTERPRISES, INC., a California corporation, dba First Consulting Group ("TENANT").

                                      ARTICLE 1

                         REAL PROPERTY, BUILDING AND PREMISES

    1.1 REAL PROPERTY, BUILDING AND PREMISES. Upon and subject to the terms, covenants and conditions hereinafter set forth in this Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 6 of the Summary (the "PREMISES"), which Premises are located in the "Building," as that term is defined in this Section 1.1. The outline of the floor plan of the Premises is set forth in Exhibit A attached hereto. The Premises are a part of the building (the "BUILDING") located at 111 West Ocean Boulevard, Long Beach, California. The Building contains approximately 440,032 "rentable square feet," as that term is defined in Section 1.2 of this Lease. The outline of the Premises is set forth in Exhibit A attached hereto. Tenant's rights to the Premises include the limited right to use and access of the janitorial closet and the electrical and telephone rooms on the floors containing the Premises as reasonably necessary for Tenant's effective and efficient use of the Premises. Tenant shall also be permitted to enter such areas to service its equipment. Tenant shall have the right to use, or access, any ceilings or space above the ceilings within the Premises to the extent necessary to service Tenant's equipment in the Premises and to run wires, cables and other conduits to the Premises to the extent permitted by applicable laws. In addition, Tenant shall be allowed to use such space as necessary for providing utility services such as the installation of computer cable conduits. Notwithstanding anything to the contrary set forth in this Lease, in no event shall Tenant take any action in the Premises or the Building which may affect the base, shell and core of the Building or the Building's systems or equipment, without the prior written consent of Landlord. The Building, the parking structure beneath and adjacent to the Building (the "ON-SITE PARKING AREA"), the land upon which the Building stands, and the land, improvements and other buildings surrounding the Building which are designated from time to time by Landlord as appurtenant to or servicing the Building, are herein sometimes collectively referred to as the "REAL PROPERTY." Tenant acknowledges that Landlord has made no representation or warranty regarding the condition of the Real Property except as specifically set forth in this Lease. Tenant is hereby granted the right to the nonexclusive use of the common corridors and hallways, stairwells, elevators, restrooms and other public or common areas located on the Real Property; provided, however, that the public and common areas are to be maintained and operated in a first-class manner, and shall be subject to Landlord's obligations set forth in this Lease and shall be subject to the rules, regulations and restrictions attached hereto as Exhibit D (the "RULES AND REGULATIONS") as such may be amended from time to time, as long as such rules, regulations and restrictions do not unreasonably interfere with the rights granted to Tenant in this Lease and the permitted use granted under Section 5.1 of this Lease. Except when and where Tenant's right of access is specifically excluded above and elsewhere in this Lease, Tenant shall have the right of access to the Premises, the Building, and the On-site Parking Area twenty-four
(24) hours per day, seven (7) days per week during the "Lease Term," as that term is defined in Section 2.1 of this Lease. Landlord reserves the right to make alterations or additions to or to change the location of elements of the Real Property and the common areas thereof; provided, however, notwithstanding anything to the contrary set forth in this Section 1.1 above, Landlord shall not take any of the foregoing actions without the prior consent of Tenant if any such actions is likely to have a material adverse affect on Tenant's use of or access to the Premises; provided, however, Landlord may take the foregoing actions without the prior consent of Tenant in the event of an emergency, repairs or compliance with laws. In the event that any action taken by Landlord pursuant to this Section 1.1 is likely to materially adversely affect

Tenant's use of or access to the Premises, Landlord shall provide Tenant with two (2) business days' prior notice of any such action by Landlord except in the event of emergency, repairs or compliance with law, in which case Landlord shall give no notice or such notice as is appropriate under the circumstances. In the event any action taken by Landlord pursuant to this Section 1.1 materially, adversely affects Tenant's use of or access to the Premises, the terms of
Section 19.6.2 of this Lease shall apply as applicable. Tenant shall approve or disapprove of such action as set forth in the notice within two (2) business days of its receipt of the same, which approval shall not be unreasonably withheld. Tenant's failure to approve or disapprove of such notice within the two (2) business day period described above shall be deemed Tenant's approval of such notice.

    1.2 VERIFICATION OF RENTABLE SQUARE FEET OF PREMISES AND BUILDING. Landlord and Tenant hereby stipulate to the square footage of the Fourth Floor Premises specified in Section 6 of the Summary. For purposes of this Lease, the "usable square feet" shall be calculated pursuant to Standard Method for Measuring Floor Area in Office Buildings, ANSI Z65.1 - 1980 ("BOMA"). The rentable square footage of the 15th Floor Premises shall not exceed the usable square footage of the Premises as measured in accordance with BOMA multiplied by
1.1623. The rentable square feet of "Expansion Space" (as defined in Section 1.3 of this Lease) shall be equal to the product of (i) the following load factors: (A) 1.1462 for any Expansion Space located on the third (3rd) floor of the Building, (B) 1.1623 for any Expansion Space located on the fifth
(5th) floor of the Building and (C) 1.1623 for any Expansion Space located on the fifteenth (15th) floor of the Building, and (ii) the number of usable square feet of the applicable Expansion Space as measured in accordance with BOMA. In the event that Landlord's planner/designer determines from time to time that the amounts thereof are different from those set forth in this Lease, all amounts, percentages and figures based upon such incorrect amount (including, without limitation, the amount of the Rent) shall be modified in accordance with such determination. If Tenant disagrees as to a precise measurement of the rentable and/or usable square feet of the Premises, Tenant must object to such determination by delivering a written notice to Landlord within ninety (90) days following the later of Landlord's determination of the usable square feet of the Premises or the Lease Commencement Date or Expansion Commencement Date, as applicable. In the event Tenant timely and appropriately objects to Landlord's determination of the rentable and/or usable square footage of the 15th Floor Premises and/or of applicable Expansion Space, Landlord and Tenant shall attempt to agree upon the rentable and/or usable square footage of the 15th Floor Premises and/or applicable Expansion Space using their best good-faith efforts. If Landlord and Tenant fail to reach agreement within ten (10) days following Tenant's objection to the rentable and/or usable square footage of the 15th Floor Premises and/or applicable Expansion Space (the "SQUARE FOOTAGE OUTSIDE AGREEMENT DATE"), then each party shall make a separate determination of the rentable and/or usable square footage within five (5) days, and such determinations shall be submitted to arbitration in accordance with Sections 1.2.1 through 1.2.7 below.

           1.2.1 Landlord and Tenant shall each appoint one arbitrator who shall by profession be a space planner/designer who shall have been active over the five (5) year period ending on the date of such appointment in the planning and designing of commercial high-rise offices in the Long Beach, California area. The determination of the arbitrators shall be limited solely to the issue area of whether Landlord's or Tenant's submitted usable and rentable square footage is the closest to the actual square footage as determined by the arbitrators, taking into account the requirements of this Section 1.2. Each such arbitrator shall be appointed within fifteen (15) days after the applicable Square Footage Outside Agreement Date.

           1.2.2 The two (2) arbitrators so appointed shall within ten (10) days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) arbitrators.

           1.2.3 The three (3) arbitrators shall, within thirty (30) days of the appointment of the third arbitrator, reach a decision as to whether the parties shall use Landlord's or Tenant's submitted square footage, and shall notify Landlord and Tenant thereof.

           1.2.4 The decision of the majority of the three (3) arbitrators shall be binding upon Landlord and Tenant.

           1.2.5 If either Landlord or Tenant fails to appoint an arbitrator within fifteen (15) days after the applicable Square Footage Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.

           1.2.6 If the two (2) arbitrators fail to agree upon and appoint a third arbitrator, or both parties fail to appoint an arbitrator, then the appointment of the third arbitrator or any arbitrator shall be dismissed and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association, but subject to the instructions set forth in this Section 1.2.

           1.2.7 The cost of arbitration shall be paid by Landlord and Tenant equally.

In the event that the usable square feet and rentable square feet as determined by the arbitrators are different from those set forth in this Lease, all amounts, percentages and figures appearing or referred to in this Lease based upon such incorrect amount (including, without limitation, the amount of the Rent) shall be modified in accordance with such determination.

    1.3 RIGHT OF FIRST REFUSAL/RIGHT OF FIRST OFFER. Landlord hereby grants to Tenant a right of first refusal/first offer with respect to any space which may become available for lease on the third (3rd), fifth (5th) and fifteenth
(15th) floors of the Building (the "EXPANSION SPACE"). Notwithstanding the foregoing, (i) such first refusal/first offer right shall apply only following the expiration or earlier termination of any then existing lease pertaining to each such particular Expansion Space, including any renewal of such then existing lease, and shall apply whether or not such renewal is pursuant to the formal exercise of an express written provision in such lease, and regardless of whether any such renewal is consummated pursuant to a lease amendment or a new lease, and (ii) such first refusal/first offer right shall be subordinate and secondary to all rights of expansion, first refusal, first offer or similar rights set forth in any lease of such space which has been fully executed by Landlord and the tenant therein as of the date of full execution and delivery of this Lease as such rights are described on Exhibit H attached hereto (the rights described in items (i) and (ii), above to be known collectively as "SUPERIOR RIGHTS"). Tenant's right of first refusal/first offer shall be on the terms and conditions set forth in this Section 1.3.

           1.3.1 PROCEDURE FOR REFUSAL. Landlord shall notify Tenant (the "EXPANSION NOTICE") from time to time when Landlord receives a proposal or a request for a proposal which Landlord would seriously consider for all or any portion of the Expansion Space, where no holder of a Superior Right desires to lease such space. In addition, Landlord shall provide Tenant with the Expansion Notice, or Tenant may request an Expansion Notice from Landlord, from time to time when any Expansion Space becomes available for lease to third parties, where no holder of a Superior Right desires to lease such space. The Expansion Notice shall describe the space which is the subject of the proposal or request for proposal and shall set Landlord's proposed economic terms and conditions applicable to Tenant's lease of such space (collectively, the "ECONOMIC TERMS").

           1.3.2 PROCEDURE FOR ACCEPTANCE. If Tenant wishes to exercise Tenant's right of first refusal/first offer with respect to the space described in the Expansion Notice, then within ten (10) business days of delivery of the Expansion Notice to Tenant, Tenant shall deliver notice to Landlord of Tenant's intention to exercise its right of first refusal/first offer with respect to the entire space described in the Expansion Notice. In the event that concurrent with Tenant's exercise of the first refusal/first offer right, Tenant notifies Landlord that it does not accept the Expansion Rent set forth in the Expansion Notice, the Expansion Rent shall be determined in accordance with the same procedure as set forth in Section 2.2.4 of this Lease; otherwise, the Expansion Rent shall be as set forth in the Expansion Notice. If Tenant does not exercise its right of first refusal/first offer within the ten (10) business-day period, then (i) Landlord shall not offer to another tenant or prospective tenant less than the entire Expansion Space offered to Tenant and if Landlord desires to lease less than such entire Expansion Space offered to Tenant, Tenant shall first have a further right to lease such smaller Expansion Space pursuant to an additional Expansion Notice and upon the terms set forth in this Section 1.3, and (ii) Landlord shall be free to lease the entirety of the space described in the Expansion Notice to anyone to whom Landlord desires on any terms Landlord desires for a period of six (6) months after delivery of the Expansion Notice to Tenant, whereupon Tenant's right of first refusal/first offer set forth in this
Section 1.3 shall again be applicable to such Expansion Space. Notwithstanding anything to the contrary contained herein, Tenant must elect to exercise its right of first refusal/first offer, if at all, with respect to all of the space offered by Landlord to Tenant at any particular time, and Tenant may not elect to lease only a portion thereof.

           1.3.3 EXPANSION RENT. The Rent payable by Tenant for the Expansion Space (the "EXPANSION RENT") shall be equal to the Fair Market Rental Rate for such Expansion Space, as defined in Section 2.2.2 of this Lease.

           1.3.4 CONSTRUCTION OF EXPANSION SPACE. Tenant shall take the Expansion Space in its "as-is" condition, and Tenant shall be entitled to construct improvements in the Expansion Space in compliance with the terms of
Article 8 of this Lease; provided, however, that Tenant shall receive a tenant improvement allowance and a period of free rent during which to construct tenant improvements in the Expansion Space (the "EXPANSION SPACE CONSTRUCTION PERIOD") to the extent provided as a component of the Economic Terms.

           1.3.5  LEASE OF EXPANSION SPACE.  If Tenant timely exercises
Tenant's right to lease the Expansion Space as set forth herein, Landlord and Tenant shall execute an amendment adding such Expansion Space to the Lease upon the same non-economic terms and conditions as applicable to the initial Premises, and the Economic Terms and conditions as provided in this Section 1.3. Tenant shall commence payment of Rent for the Expansion Space and the Lease Term of the Expansion Space shall commence upon the date ("EXPANSION COMMENCEMENT DATE") which is the earlier of (i) the day after expiration of the Expansion Space Construction Period (subject to Lease Commencement Date Delays (as defined in Section 5.1 of the Tenant Work Letter and as applicable to the Expansion Space)), and (ii) the date that Tenant, or any person occupying any of the Expansion Space with Tenant's permission, commences business operations from the Expansion Space. The Lease Term for the Expansion Space shall expire on the Lease Expiration Date, subject to extension as provided in Section 2.2 of this Lease. Notwithstanding anything to the contrary contained in this Lease, the terms of Section 4.3.4 of this Lease shall not apply with respect to the Expansion Space leased by Tenant unless, and only to the extent that, the terms of Section 4.3.4 of this Lease are granted as a component of the Economic Terms.

           1.3.6 TERMINATION OF RIGHT OF FIRST REFUSAL/RIGHT OF FIRST OFFER. Tenant shall not have the right to lease Expansion Space if, as of the date of the attempted exercise of any right of first refusal/right of first offer by Tenant, or, at Landlord's election, as of the scheduled date of delivery of such Expansion Space to Tenant, Tenant is in default under this Lease after expiration of applicable cure periods. In addition, notwithstanding anything to the contrary contained herein, Tenant shall not have the right to exercise its right of first refusal/right of first offer after the expiration of the fifty-first (51st) month of the initial Lease Term or the fifty-first (51st) month of the first Option Term unless Tenant has previously delivered an Exercise Notice to Landlord to extend the then existing Lease Term for the upcoming Option Term.

    1.4 PERSONAL RIGHTS. Tenant's rights to lease the Expansion Space shall be personal to the originally-named Tenant under this Lease; provided, however, that Tenant may assign its rights to lease such space to an assignee of the originally-named Tenant under this Lease, but only where such assignee is not deemed a Transferee under the first sentence of Section 14.5 below ("PERMITTED TRANSFEREES").

    1.5 ALLOWANCE ON EXPANSION SPACE. If Tenant is entitled to an improvement allowance for the improvement of any Expansion Space pursuant to
Section 1.3 above, and if Landlord fails to fund any portion of such allowance, Tenant may deliver a factually correct written notice of such failure to Landlord and if Landlord still fails to fund such portion of the allowance within ten (10) days after Landlord's receipt of Tenant's notice, Tenant shall be entitled to fund the amount of such unfunded portion of the allowance itself and to offset against its next payment(s) of Base Rent for such Expansion Space, the amount of the allowance so paid by Tenant.

                                      ARTICLE 2

                                      LEASE TERM

    2.1 INITIAL TERM. The terms and provisions of this Lease shall be effective as of the date of this Lease. The term of this Lease (the "LEASE TERM") shall be as set forth in Section 7.1 of the Summary and shall commence on the date (the "LEASE COMMENCEMENT DATE") determined pursuant to Section 7.2 of the Summary and Section 5 of the Tenant Work Letter attached hereto as Exhibit D, and shall terminate on the date (the "LEASE EXPIRATION DATE") set forth in Section 7.3 of the Summary, unless this Lease is sooner terminated or extended as provided in this Lease. For purposes of this Lease, the term "LEASE YEAR" shall mean each consecutive twelve (12) month period during the Lease Term; provided, however, that the first Lease Year shall commence on the Lease Commencement Date and end on that day immediately preceding the first (1st) anniversary of the Lease Commencement Date and the second and each succeeding Lease Year shall commence on the anniversary of the Lease Commencement Date; and further provided that the last Lease Year shall end on the Lease Expiration Date. Within six (6) months following the Lease Commencement Date, Landlord shall deliver to Tenant a factually correct notice in the form as set forth in Exhibit C, attached hereto, which Tenant shall execute and return to Landlord within ten (10) days of receipt thereof.

    2.2    OPTION TERMS.

           2.2.1 OPTION RIGHTS. Landlord hereby grants to Tenant two (2) options to extend the Lease Term for periods of five (5) years each (the "OPTION TERMS"), which options shall be exercisable only by written notice delivered by Tenant to Landlord as provided below. Notwithstanding any provisions of this
Section 2.2 to the contrary, at Landlord's option, in addition to all of Landlord's other remedies under this Lease, Tenant shall not have the right to extend the Lease Term or first Option Term for the upcoming Option Term if as of the date of Tenant's delivery of its exercise notice, or, at Landlord's election, as of the commencement of the upcoming Option Term, Tenant is (i) in default under this Lease after expiration of all applicable cure periods, or
(ii) not in occupancy of at least seventy percent (70%) of the rentable square feet of the initial Premises. Upon the proper exercise of any such option to extend, the then current Lease Term, as it applies to the entire Premises then leased by Tenant, shall be extended for the Option Term. The right to extend contained in this Section 2.2 is personal to, and may only be exercised by, the original Tenant under this Lease and any permitted assignee under Section 14 of this Lease (and may not be exercised by any other assignee, sublessee or transferee of Tenant's interest in this Lease). In no event shall Tenant be entitled to extend the Lease Term for the second (2nd) Option Term unless Tenant has extended the initial Lease Term for the first Option Term.

           2.2.2 OPTION RENT. The Rent payable by Tenant during the Option Term (the "OPTION RENT") shall be ninety-five percent (95%) of the "Fair Market Rental Rate" for the Premises for the Option Term. For purposes of calculating "Tenant's Share" of Direct Expenses pursuant to Article 4 during the Option Term, the Base Year, as defined in Section 9.1 of the Summary, shall be amended such that the Base Year shall mean the calendar year in which the Option Term commences. The term "FAIR MARKET RENTAL RATE" shall mean the annual amount per rentable square foot that Landlord has accepted in current transactions between non-affiliated parties from new, non-expansion, non-renewal and non-equity tenants of comparable credit-worthiness for comparable space, for a comparable use for a comparable period of time ("COMPARABLE TRANSACTIONS") in the Building, or if there are not a sufficient number of comparable transactions in the Building, what a willing, comparable landlord would accept, at arm's length, for unencumbered, non-expansion space comparable to the Premises in the Building and at The Towers at Shoreline Square and The World Trade Center in Long Beach, California which the parties acknowledge are both first-class high-rise office buildings in the downtown area of the City of Long Beach comparable in size, age, location, services, amenities and quality to the Building ("COMPARABLE BUILDINGS"), giving appropriate consideration to concessions including the following (collectively, the "RENEWAL CONCESSIONS"): (i) rental abatement concessions, if any, provided in connection with such comparable space; (ii) any operating expense and tax protection granted in connection with such comparable space (e.g., "base year" or "expense stop" protection) as compared to the new Base Year to be provided for the Option Term as specified in this Section 2.2.2 above, (iii) tenant improvements or allowances provided or to be provided for such comparable space, taking into account, and deducting the value of, the existing improvements in the Premises (or Expansion Space, as applicable), such value to be based upon the value of such improvements to such third party tenants who are general office users; provided, however, that in calculating the Option Rent (but not Expansion Rent), no consideration shall be given to any period of rent abatement given such tenants in connection with the construction of improvements in such comparable space, and (iv) all other monetary and non-monetary concessions, if any, being granted such tenants in connection with such comparable space; provided, however, that notwithstanding anything to the contrary contained herein, no consideration shall be given to the fact that Landlord is or is not required to pay a real estate brokerage commission or the fact that comparable deals do or do not involve the payment of real estate brokerage commissions, but only transactions in which tenants are represented by a real estate broker will be considered as a comparable transaction.

           2.2.3  EXERCISE OF OPTIONS.  The options contained in this
Section 2.2 shall be exercised by Tenant, if at all, only in the following manner: (i) Tenant shall deliver written notice to Landlord not less than twelve (12) months prior to the expiration of the initial Lease Term or first Option Term (as applicable), stating that Tenant may be interested in exercising its option, (ii) Landlord, after receipt of Tenant's notice, shall deliver notice (the "OPTION RENT NOTICE") to Tenant not later than the later of (A) thirty (30) days after Landlord's receipt of such notice from Tenant, or
(B) eleven (11) months prior to the expiration of the initial Lease Term or first Option Term (as applicable), which Option Rent Notice shall set forth Landlord's initial determination of the "Option Rent," as that term is defined in Section 2.2.2 above, which shall be applicable to this Lease during the Option Term; and (iii) if Tenant wishes to exercise such option, Tenant shall, on or before the date which is nine (9) months prior to the expiration of the initial Lease Term or first Option Term (as applicable), exercise the option by delivering written notice ("EXERCISE NOTICE") thereof to Landlord, and upon, and concurrent with, such exercise, Tenant may, at its option, object in writing to the Option Rent contained in the Option Rent Notice, in which case the parties shall follow the procedure, and the Option Rent shall be determined, as set forth in Section 2.2.4 below. If Tenant fails to provide the notice of interest pursuant to (i) above, Tenant shall not lose its rights pursuant to (iii) above and Landlord shall not have to provide the Option Rent Notice pursuant to
(ii) above, and instead, if Tenant exercises its rights pursuant to (iii) above, the Option Rent shall be determined pursuant to Section 2.2.4 below (in which case the "OUTSIDE AGREEMENT DATE" shall be the date which is thirty (30) days following Tenant's exercise of such option).

           2.2.4 DETERMINATION OF OPTION RENT AND EXPANSION RENT. In the event Tenant timely objects in writing to the Option Rent or Expansion Rent (as applicable) initially determined by Landlord, Landlord and Tenant shall attempt to agree upon the Option Rent or Expansion Rent (as applicable) using their best good-faith efforts. If Landlord and Tenant fail to reach agreement within thirty (30) days following Tenant's objection to the Option Rent or Expansion Rent (as applicable) (the "OUTSIDE AGREEMENT DATE"), then each party shall submit to the other party a separate written determination of the Option Rent or Expansion Rent (as applicable) within five (5) days after the Outside Agreement Date (provided, however, in no event shall Landlord's determination of the Option Rent be for an amount greater than Landlord's Option Rent Determination set forth in the Option Rent Notice), and such determinations shall be submitted to arbitration in accordance with Sections 2.2.4.1 through 2.2.4.7 below. Failure of Tenant or Landlord to submit a written determination of the Option Rent or Expansion Rent within such five (5) day period shall conclusively be deemed to be the non-determining party's approval of the Option Rent or Expansion Rent (as applicable) submitted within such five (5) day period by the other party.

                  2.2.4.1 Landlord and Tenant shall each appoint one arbitrator who shall by profession be an independent real estate broker who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of commercial high-rise properties in the Central Business District of the City of Long Beach, California. The determination of the arbitrators shall be limited solely to the issue of whether Landlord's or

Tenant's submitted Option Rent or Expansion Rent (as applicable) is the closest to the actual Option Rent or Expansion Rent (as applicable) as determined by the arbitrators, taking into account the requirements of Section 2.2.2 of this Lease. Each such arbitrator shall be appointed within fifteen (15) days after the Outside Agreement Date.

                  2.2.4.2 The two (2) arbitrators so appointed shall within ten (10) days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth above for qualification of the initial arbitrators.

                  2.2.4.3 The three (3) arbitrators shall within thirty (30) days after the appointment of the third arbitrator reach a decision as to whether the parties shall use Landlord's or Tenant's submitted Option Rent or Expansion Rent (as applicable) and shall notify Landlord and Tenant thereof.

                  2.2.4.4 The decision of the majority of the three (3) arbitrators shall be binding upon Landlord and Tenant.

                  2.2.4.5 If either Landlord or Tenant fails to appoint an arbitrator within thirty (30) days after the applicable Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.

                  2.2.4.6 If the two (2) arbitrators fail to agree upon and appoint a third arbitrator within the time period provided in Section 2.2.4.2 above, then the parties shall mutually select the third arbitrator. If Landlord and Tenant are unable to agree upon the third arbitrator within ten (10) days, then either party may, upon at least five (5) days prior written notice to the other party, request the Presiding Judge of the Los Angeles County Superior Court to appoint the third arbitrator. Following the appointment of the third arbitrator, the panel of arbitrators shall within thirty (30) days thereafter reach a decision as to whether Landlord's or Tenant's submitted Option Rent or Expansion Rent (as applicable) shall be used and shall notify Landlord and Tenant thereof.

                  2.2.4.7 The cost of arbitration shall be paid by Landlord and Tenant equally.

                                      ARTICLE 3

                                      BASE RENT

    Tenant shall pay, without notice or demand, to Landlord or Landlord's agent at the management office of the Building, or at such other place as Landlord may from time to time designate in writing, in the form of a check (which is drawn upon a bank which is located in the United States) or currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent ("BASE RENT") as set forth in Section 8 of the Summary, payable in equal monthly installments as set forth in Section 8 of the Summary in advance on or before the first day of each and every month during the Lease Term, without any setoff or deduction whatsoever, except as specifically provided in this Lease to the contrary. The Base Rent for the first full month of the Lease Term, shall be paid by Tenant at the time of Tenant's execution of this Lease. If any "Rent" (as that term is defined in Section 4.1, below) payment date (including the Lease Commencement Date) falls on a day of a calendar month other than the first day of such calendar month or if any Rent payment is for a period which is shorter than one calendar month such as during the last month of the Lease Term, the Rent for any fractional calendar month shall accrue on a daily basis for the period from the date such payment is due to the end of such calendar month or to the end of the Lease Term at a rate per day which is equal to 1/365 of the Rent. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

                                      ARTICLE 4

                                   ADDITIONAL RENT

    4.1    ADDITIONAL RENT.  In addition to paying the Base Rent specified in
Article 3 of this Lease, Tenant shall pay as additional rent "Tenant's Share" of the annual "Direct Expenses," as those terms are defined in Sections 4.2.7 and
4.2.2 of this Lease, respectively, which are in excess of the amount of Direct Expenses applicable to the "Base Year," as that term is defined in Section 4.2.1 of this Lease. Such additional rent, together with any and all other amounts payable by Tenant to Landlord, as additional rent or otherwise, pursuant to the terms of this Lease, shall be hereinafter collectively referred to as the "ADDITIONAL RENT." The Base Rent and Additional Rent are herein collectively referred to as the "RENT." Without limitation on other obligations of Tenant which shall survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term, to the extent the same is attributable to the time period prior to the expiration of the Lease Term. If Tenant disputes that an amount is due and owing by it pursuant to this Lease, Tenant shall have the right, without waiving any rights held by it at law or in equity, to pay any such amount under protest and thereafter to seek recovery of all or any part thereof from Landlord.

    4.2 DEFINITIONS. As used in this Article 4, the following terms shall have the meanings hereinafter set forth:

           4.2.1 "BASE YEAR" shall mean the period set forth in Section 9.1 of the Summary.

           4.2.2 "DIRECT EXPENSES" shall mean "Operating Expenses" and "Tax Expenses."

           4.2.3 "EXPENSE YEAR" shall mean each calendar year in which any portion of the Lease Term falls, including the Base Year, through and including the calendar year in which the Lease Term expires.

           4.2.4 "OPERATING EXPENSES" shall mean all expenses, costs and amounts of every kind and nature which Landlord shall pay or incur during any Expense Year because of or in connection with the ownership, management, maintenance, repair, replacement, restoration or operation of the Real Property, all as determined in accordance with generally accepted accounting principles consistently applied, including, without limitation, any amounts paid or incurred for (i) the cost of supplying all utilities, the cost of operating, maintaining, repairing, replacing and managing the utility systems, mechanical systems, sanitary and storm drainage systems, and escalator and elevator systems, and the cost of supplies, tools and equipment and maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections and the reasonable cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses, and the reasonable personnel costs and expenses incurred in connection with the implementation and operation of a governmentally mandated transportation system management program or similar program; (iii) the cost of insurance carried by Landlord; (iv) fees, charges and other costs, including management fees (or amounts in lieu thereof), consulting fees (including but not limited to any consulting fees incurred in connection with the procurement of insurance), legal fees and accounting fees, of all persons engaged by Landlord or otherwise reasonably incurred by Landlord in connection with the management, operation, maintenance and repair of the Real Property and the fair rental value of any office space used in connection with the management of the Real Property to the extent such office space is not larger than that provided or used by other landlords of Comparable Buildings in connection with the management of such buildings; (v) the cost of parking area repair, restoration, and maintenance, including, but not limited to, resurfacing, repainting, restriping, and cleaning; (vi) wages, salaries and other compensation and benefits of all persons engaged in the operation, maintenance or security of the Real Property, and employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits; provided, that if any employees of Landlord provide services for more than one building of Landlord, then a prorated portion of such employees' wages, benefits and taxes shall be included in Operating Expenses based on the portion of their working time devoted to the Real Property, and provided further, that no portion of any employee's wages, benefits, or taxes allocable to time spent on the development or marketing of the Real Property shall be included in Operating Expenses; (vii) payments under any easement, license, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs by the Building; (viii) amortization (including interest on the unamortized cost at the "Interest Rate") of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Building and Real Property; and (ix) the cost of capital improvements or other costs incurred in connection with the Real Property (A) of a personal-property nature which are capitalized and which relate to the operation, repair, maintenance and replacement of all systems, equipment or facilities which serve the Real Property in the whole or in part,
(B) which are intended, immediately or over time, as a labor-saving device or to effect other economies in the operation or maintenance of the Real Property, or any portion thereof to the extent of cost savings reasonably anticipated by Landlord, or (C) that are required under any governmental law or regulation that was not enacted prior to the date this Lease was fully executed and delivered or that was not applicable to the Building on the date this Lease was fully executed and delivered; provided, however, that each such permitted capital expenditure shall be amortized (including interest on the unamortized cost) over its useful life and provided further that the amortized amount of all capital improvements permitted pursuant to (ix)(A) in any Expense Year for the entire Building shall not exceed Twenty Thousand Dollars ($20,000.00). If the Building is not fully occupied during all or a portion of any Expense Year, Landlord shall make an appropriate adjustment to the variable components of Operating Expenses for such Expense Year as reasonably determined by Landlord employing sound accounting and management principles, to determine the amount of Operating Expenses that would have been paid had the Building been ninety-five percent (95%) occupied, and the amount so determined shall be deemed to have been the amount of Operating Expenses for such Expense Year. For purposes of such gross up, any utilities supplied to a tenant in the Building which are separately payable by such tenant shall be treated for such line item cost, as if such tenant's space was unoccupied. The percentage of revenues used for calculating the management fee which is included in Operating Expenses for any Expense Year shall not exceed the percentage utilized for purposes of calculating the management fee which is included in Operating Expenses for the 1997 Base Year. In addition, to the extent that the cost of any repairs or maintenance performed during the Base Year is covered by warranties or guaranties, the cost thereof shall be included in the Base Year for purposes of computing Tenant's obligations under this Lease with respect to the payment of Additional Rent. Landlord (x) shall not collect or be entitled to collect from Tenant an amount in excess of Tenant's Share of one hundred percent (100%) of the Operating Expenses actually paid or incurred by Landlord; and (y) shall reduce the amount of the Operating Expenses by any refund or discount received by Landlord in connection with any expenses previously included in Operating Expenses. Notwithstanding the foregoing, for purposes of this Lease, Operating Expenses shall not, however, include:

                  (A) bad debt expenses and interest, principal, points and fees on debts (except in connection with the financing of items which may be included in Operating Expenses) or amortization on any mortgage or mortgages or any other debt instrument encumbering the Building or the Real Property (including the land on which the Building is situated);

                  (B) marketing costs, including, without limitation, leasing commissions, attorneys' fees in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Building, including attorneys' fees and other costs and expenditures incurred in connection with disputes and/or lawsuits with present or prospective tenants or other occupants of the Building and any foreclosure proceedings;

                  (C)    real estate brokers' leasing commissions;

                  (D) costs, including permit, license and inspection costs, incurred with respect to the installation of other tenants' or occupants' improvements made for tenants or other occupants in the Building or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants in the Building;

                  (E) the cost of providing any service directly to and paid directly by any tenant;

                  (F) any costs expressly excluded from Operating Expenses elsewhere in this Lease;

                  (G) costs of any items (including, but not limited to, costs incurred by Landlord for the repair of damage to the Building) to the extent Landlord receives reimbursement from insurance proceeds (such proceeds to be deducted from Operating Expenses in the year in which received) or from a third party (such proceeds to be credited to Operating Expenses in the year in which received, except that any deductible amount under any insurance policy shall be included within Operating Expenses);

                  (H) costs of capital improvements, except those set forth in Section 4.2.4(ix) above;

                  (I) rentals and other related expenses for leasing a HVAC system, elevators, or other items (except when needed in connection with normal repairs and maintenance of the Building) which if purchased, rather than rented, would constitute a capital improvement not includable in Operating Expenses pursuant to this Lease;

                  (J) depreciation, amortization and interest payments, except as specifically included in Operating Expenses pursuant to the terms of this Lease and except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party, where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with generally accepted accounting principles, consistently applied, and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life;

                  (K) costs incurred by Landlord for alterations (including structural additions), repairs (including, without limitation, capital repairs resulting from casualty), equipment and tools which are of a capital nature and/or which are considered capital improvements or replacements under generally accepted accounting principles, consistently applied, except as specifically includable in Operating Expenses pursuant to the terms of this Lease;

                  (L) expenses in connection with services or other benefits which are not offered to Tenant or for which Tenant is charged for directly but which are provided to another tenant or occupant of the Building, without charge;

                  (M) costs incurred by Landlord due to the violation by Landlord or any tenant of the terms and conditions of any lease of space in the Building;

                  (N) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in the Building to the extent the same exceeds the costs of such by unaffiliated third parties on a competitive basis;

                  (O) Landlord's general corporate overhead and general and administrative expenses;

                  (P) advertising and promotional expenditures, and costs of signs in or on the Building identifying the owner of the Building or other tenants' signs;

                  (Q) electric power costs or other utility costs for which any tenant directly contracts with the local public service company (but Landlord shall have the right to "gross up" as if the floor was vacant);

                  (R) tax penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payments or file returns when due;

                  (S) costs arising from Landlord's charitable or political contributions;

                  (T) costs of installing, maintaining and operating any specialty service operated by Landlord including without limitation, any luncheon club or athletic facility, or the repair thereof;

                  (U) the amounts of the management fee paid or charged by Landlord in connection with the management of the Building and the common areas to the extent such management fee is in excess of management fees customarily paid or charged by landlords of other first-class office buildings in the downtown Long Beach, California area;

                  (V) costs necessitated by or resulting from the negligence of Landlord, or any of its agents, employees or independent contractors including, but not limited to, tax penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payments or file returns when due;

                  (W) the amounts of the parking management fee paid by Landlord in connection with the management of the On-site Parking Area to the extent such parking management fee is in excess of parking management fees customarily paid by landlords of Comparable Buildings;

                  (X)    any ground lease rental;

                  (Y) costs of capital acquisition of sculptures, paintings or other objects of art, but specifically excluding any type of art program being operated in the Building by Landlord; and

                  (Z) any compensation paid to clerks, attendants or other persons in the parking garage of the Building or wherever Tenant is granted its parking privileges (provided if Landlord provides such parking free of charge to Tenant, these expenses may be included as part of Operating Expenses).

           Landlord agrees that since the intent of the gross up provision is to allow the Landlord to require the Tenant to pay for increases in Operating Expenses over Operating Expenses for the Base Year and not for variations in Operating Expenses resulting from the fluctuation in tenant occupancy rates, Landlord will not collect or be entitled to collect Operating Expenses from all of its tenants in an amount which is in excess of 100% of Operating Expenses. The term "gross-up" as used in this Lease shall mean and refer to that method of calculating variable Operating Expenses which is designed to most reasonably approximate the actual cost of providing a variable Operating Expense service (e.g., electricity or gas) to the Building's rentable area receiving such service. Further, in the event that Landlord elects to require earthquake insurance as an Operating Expense, and if earthquake insurance premiums were not included in Operating Expenses during the Base Year, then during such periods that earthquake insurance premiums are so included in a comparison year, Operating Expenses for the Base Year shall be deemed to be increased by the amount of the premium for comparable coverage which would have been payable had the coverage been carried during the Base Year. Further, the same treatment shall be applied to material elements of the Operating Expenses which are added by Landlord to Operating Expenses on or after January 1, 1998, but only if such elements were customarily and typically included in operating expenses during the Base Year for office buildings or office building projects located in the downtown Long Beach, California area which are comparable in size, age and quality to the Building, but only in such amounts as Landlord would have incurred had such items been included in Operating Expenses during the Base Year, with any increases being an additional Operating Expenses payable by Tenant.

           4.2.5 "SYSTEMS AND EQUIPMENT" shall mean any plant, machinery, transformers, duct work, cable, wires, and other equipment, facilities, and systems designed to supply heat, ventilation, air conditioning and humidity or any other services or utilities, or comprising or serving as any component or portion of the electrical, gas, steam, plumbing, sprinkler, communications, alarm, security, or fire/life safety systems or equipment, or any other mechanical, electrical, electronic, computer or other systems or equipment which serve the Building in whole or in part.

           4.2.6 "TAX EXPENSES" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, (including, without limitation, real estate taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Building), which Landlord shall pay or incur during any Expense Year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Real Property. For purposes of this Lease, Tax Expenses shall be calculated as if the tenant improvements in the Building were fully constructed and the Real Property, the Building, the On-site Parking Area and all tenant improvements in the Building were fully assessed for real estate tax purposes, and accordingly, during any Expense Year, Tax Expenses shall be deemed to be increased appropriately.

                  4.2.6.1  Tax Expenses shall include, without limitation:

                         (i) Except as otherwise provided in Section 4.3.4 below, any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("PROPOSITION 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, conservation, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Tax Expenses, except as otherwise provided below, shall also include any governmental or private assessments or the Project's contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies, and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of Tax Expenses for purposes of this Lease;

                         (ii) Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof;

                         (iii) Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; provided, however, that in no event will Tenant be liable for any assessment, tax, fee, levy or charge (including without limitation any documentary transfer tax or other tax applicable thereto) with respect to the recording of any memorandum of lease or assignment of lease unless Tenant requests the recording thereof; and

                         (iv) Any possessory taxes charged or levied in lieu of real estate taxes.

                  4.2.6.2 Any expenses incurred by Landlord in its reasonable attempts to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year such expenses are paid.

                  Tax refunds shall be credited against Tax Expenses, and refunded to Tenant, regardless of when received, based on the year to which the refund is applicable. All special assessments which may be paid in installments shall be paid by Landlord in the maximum number of installments permitted by law and not included in Operating Expenses except in the year in which the assessment is actually paid; provided, however, that if the prevailing practice in Comparable Buildings is to pay such assessments on an early basis, and Landlord pays the same on such basis, such assessments shall be included in Operating Expenses in the year paid by Landlord. The amount of Tax Expenses for the Base Year attributable to the valuation of the Real Property inclusive of tenant improvements, shall be known as "BASE TAXES." If in any comparison year subsequent to the Base Year, the amount of Base Taxes decreases, then for purposes of all subsequent comparison years, the Tax Expenses for the Base Year shall be decreased by a amount equal to the decrease in Tax Expenses in such comparison year.

                  4.2.6.3 Notwithstanding anything to the contrary contained in this Section 4.2.6 (except as set forth in Section 4.2.6.1, above), there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Building), (ii) any items included as Operating Expenses, (iii) any items paid by Tenant under Section 4.5 of this Lease, and (iv) taxes attributable to leasehold improvements in excess of the "Cut-Off Point," as that term is defined in Section 4.5.1 of this Lease.

                  4.2.6.4 The term "BASE TAXES" shall mean the amount of Tax Expenses for the Base Year, taking into consideration any Proposition 8 reduction of Tax Expenses (if any), as adopted by the voters of the State of California, attributable to the valuation of the Real Property inclusive of tenant improvements. Notwithstanding the provisions of Section 4.2.6 of this Lease, if, in any comparison year subsequent to calendar year 1997 (the "ADJUSTMENT YEAR"), the amount of Tax Expenses decreases below the amount of Base Taxes for any reason, then for purposes of calculating Tax Expenses for that Adjustment Year, the Base Taxes shall be decreased by an amount equal to the additional decrease in Tax Expenses in the Adjustment Year (as compared to the Base Year). Conversely, if the Tax Expenses are increased during any Adjustment Year as a result of Landlord's failure to secure a Proposition 8 reduction in an amount greater than or equal to any Proposition 8 reduction secured during the Base Year, then for purposes of calculating Tax Expenses for that Adjustment Year, the Base Taxes shall be increased by an amount ("BASE TAX INCREASE AMOUNT") equal to the increase in Tax Expenses during such Adjustment Year which resulted from Landlord's failure to secure a Proposition 8 reduction in an amount greater than or equal to the amount of the Proposition 8 reduction secured during the Base Year, less the "Exclusive Portion," as that term is defined below. The term "EXCLUSIVE PORTION" shall mean an amount that will be deducted from the Base Tax Increase Amount and shall be equal to the difference between (i) the product of (A) Tax Expenses incurred for the calendar year 1997 Base Year without taking into consideration any Proposition 8 reduction (the "TRENDED AMOUNT") multiplied by (B) 1.02n, where n is the number of years after the calendar year 1997 Base Year in which the Adjustment Year occurs, less
(ii) the Trended Amount. By way of example only, and not as a limitation upon the foregoing, if as a result of a Proposition 8 reduction, Base Taxes are Five Hundred Thousand Dollars ($500,000.00) and if as a result of a smaller Proposition 8 reduction for calendar year 1999, Tax Expenses for calendar year 1999 are Eight Hundred Thousand Dollars ($800,000.00), and if the Trended Amount is Nine Hundred Thousand Dollars ($900,000.00), then for calendar year 1999, the Exclusive Portion shall be $36,360.00 (i.e., 900,000 x 1.022) - $900,000), and
Base Taxes shall increase by $263,640.00 (i.e., the Base Tax Increase Amount of Three Hundred Thousand Dollars ($300,000) - the Exclusive Portion).

           4.2.7 "TENANT'S SHARE" shall, with respect to the Premises initially demised to Tenant hereunder and described in Section 6.2 of the Summary, mean the percentage set forth in

Section 9.2 of the Summary. Tenant's Share was calculated by dividing the number of rentable square feet of the Premises by the total rentable square feet in the Building. In the event either the Premises and/or the Building is physically expanded or reduced, Tenant's Share shall be appropriately adjusted, and, as to the Expense Year in which such change occurs, Tenant's Share for such year shall be determined on the basis of the number of days during such Expense Year that each such Tenant's Share was in effect.

    4.3    CALCULATION AND PAYMENT OF ADDITIONAL RENT.

           4.3.1 CALCULATION AND PAYMENTS OF ADDITIONAL RENT. Following the expiration of the Base Year, for every Expense Year ending or commencing within the Lease Term, Tenant shall pay to Landlord, in the manner set forth in
Section 4.3.2, below, and as Additional Rent, an amount equal to Tenant's Share of Direct Expenses for such Expense Year in excess of Tenant's Share of Direct Expenses for the Base Year.

           4.3.2 STATEMENT OF ACTUAL DIRECT EXPENSES AND PAYMENT BY TENANT. Landlord shall give to Tenant, on or before the first day of April following the end of each Expense Year (including without limitation the Base Year), a statement (the "STATEMENT") which Statement shall be itemized on a line-item basis and shall state the Direct Expenses incurred or accrued for such preceding Expense Year, and which shall indicate the amount, if any, of Tenant's Share of Direct Expenses in excess of Tenant's Share of Direct Expenses for the Base Year. Upon receipt of the Statement for each Expense Year ending during the Lease Term, Tenant shall pay, upon the later to occur of its next installment of Base Rent due or within thirty (30) days after receipt of the Statement, the full amount of Tenant's Share of Direct Expenses in excess of Tenant's Share of Direct Expenses for the Base Year for such Expense Year, less the amounts, if any, paid during such Expense Year as "Estimated Additional Rent," as that term is defined in Section 4.3.3, below. If the amount of Tenant's Share of Direct Expenses in excess of Tenant's Share of Direct Expenses for the Base Year is less than the amount paid by the Tenant as Estimated Additional Rent during the applicable period of the Expense Year (but not including any period of the Expense Year which occurred after the Lease has terminated), Landlord shall forthwith pay the difference to Tenant together with the applicable Statement, even if the Lease has terminated or expired. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord from enforcing its rights under this Article 4; provided, however, the failure of Landlord (or any successor to Landlord in the event the Building is conveyed to a new owner during the Lease Term) to deliver to Tenant the Statement for any Expense Year by that date which is two (2) years after the last day of such Expense Year shall preclude Landlord (or any successor to Landlord in the event the Building is conveyed to a new owner during the Lease Term) from enforcing its rights under this Article 4 against Tenant only with respect to those Operating Expenses for which Landlord or Landlord's employees, agents or contractors (including without limitation any person or entity that manages the Building for Landlord) was solely responsible for the determination and calculation thereof. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of the Direct Expenses for the Expense Year in which this Lease terminates, if Tenant's Share of Direct Expenses for the Expense Year in which this Lease terminates is in excess of Tenant's Share of Direct Expenses for the Base Year Tenant shall, subject to the provisions of the preceding sentence, within thirty
(30) days of receipt of a Statement setting forth Tenant's Share of Direct Expenses in excess of Tenant's Share of Direct Expenses for the Base Year, pay to Landlord an amount as calculated pursuant to the provisions of Section 4.3.3 of this Lease, less any amounts owed from Landlord to Tenant. The provisions of this Section 4.3.2 shall survive the expiration or earlier termination of the Lease Term.

           4.3.3  STATEMENT OF ESTIMATED DIRECT EXPENSES.  In addition,
Landlord shall give Tenant a yearly expense estimate statement (the "ESTIMATE STATEMENT") which Estimate Statement shall be itemized on a line-item basis and shall set forth Landlord's reasonable estimate (the "ESTIMATE") of what the total amount of Direct Expenses for the then-current Expense Year shall be and the estimated amount of Tenant's Share of Direct Expenses in excess of Tenant's Share of Direct Expenses for the Base Year (the "ESTIMATED ADDITIONAL RENT"). The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not, subject to the two (2) year limitation set forth in
Section 4.3.2 above, preclude Landlord from enforcing its rights to collect any Estimated Additional Rent under this Article 4. If pursuant to the Estimate Statement (or a revision thereof) an Estimated Additional Rent is calculated for the then-current Expense Year, Tenant shall pay, upon the later to occur of (i) the date upon which its next installment of Base Rent is due, and (ii) the date which is thirty (30) days after Tenant's receipt of the Statement, a fraction of the Estimated Additional Rent (or the increase in the Estimated Additional Rent if pursuant to a revised Estimated Statement) for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 4.3.3). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year to the month of such payment, both months inclusive, and shall have twelve (12) as its denominator. Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Additional Rent set forth in the previous Estimate Statement delivered by Landlord to Tenant.

           4.3.4 TENANT'S PAYMENT OF CERTAIN TAX EXPENSES. Notwithstanding anything to the contrary contained in this Lease, in the event that at any time during the initial Lease Term, any sale, refinancing, or change in ownership of the Real Property is consummated, and as a result thereof and to the extent that in connection therewith, the Real Property is reassessed (the "REASSESSMENT") for real estate tax purposes by the appropriate governmental authority pursuant to the terms of Proposition 13 or any successor law or proposition, then the terms of this Section 4.3.4 shall apply to such Reassessment of the Real Property.

                  4.3.4.1 THE TAX INCREASE. For purposes of this Article 4, the term "TAX INCREASE" shall mean that portion of the Tax Expenses, as calculated immediately following the Reassessment, which is attributable solely to the Reassessment; provided, however, that the term Tax Increase shall not include any portion of the Tax Expenses, as calculated immediately following the Reassessment, which (i) is attributable to the initial assessment of the value of the land upon which the Building is located, the base, shell and core of the Building or the leasehold improvements located in the Building, (ii) is attributable to assessments pending immediately prior to the Reassessment which assessments were conducted during, and included in, such Reassessment, or which assessments were otherwise rendered unnecessary following the Reassessment, or
(iii) is attributable to the annual inflationary increase of real estate taxes permitted to be assessed annually under Proposition 13.

                  4.3.4.2 INITIAL LEASE TERM. During the initial Lease Term, Tenant shall not be obligated to pay any portion of the Tax Increase, except as may otherwise be applicable to the Expansion Space pursuant to Section 1.3.5 of this Lease above.

                  4.3.4.3 AFTER INITIAL LEASE TERM. After the initial Lease Term (during any Option Term), any Tax Increase shall be included in Tax Expenses, except as may otherwise be applicable to the Expansion Space pursuant to Section 1.3.5 of this Lease above.

                  4.3.4.4 LANDLORD'S RIGHT TO PURCHASE THE PROPOSITION 13 PROTECTION AMOUNT ATTRIBUTABLE TO A PARTICULAR REASSESSMENT. The amount of Tax Expenses which Tenant is not obligated to pay or will not be obligated to pay during the Lease Term in connection with a particular Reassessment pursuant to the terms of this Section 4.3.4, shall be sometimes referred to hereafter as a "PROPOSITION 13 PROTECTION AMOUNT." If the occurrence of a Reassessment is reasonably foreseeable by Landlord and the Proposition 13 Protection Amount attributable to such Reassessment can be reasonably quantified or estimated for each Lease Year commencing with the Lease Year for which the Reassessment first applies, the terms of this Section 4.3.4.4 shall apply to each such Reassessment. At any time during the first ten (10) Lease Years of the Lease Term, upon thirty (30) days' prior notice to Tenant, Landlord shall have the right to purchase the Proposition 13 Protection Amount relating to the applicable Reassessment (the "APPLICABLE REASSESSMENT"), by paying to Tenant an amount equal to the "Proposition 13 Purchase Price," as that term is defined below, for the Applicable Reassessment, provided that the right of any successor of Landlord to exercise its right of repurchase hereunder shall not apply to any Reassessment which results from the event or transaction (or series of events or transactions) pursuant to which such successor of Landlord became the Landlord under this Lease. As used herein, the term "successor of Landlord" shall include, without limitation, any new or different entity that succeeds to the interest of Landlord under this Lease. As used herein, "PROPOSITION 13 PURCHASE PRICE" for the Applicable Reassessment shall mean the present value of the Proposition 13 Protection Amount for the Applicable Reassessment remaining during the Lease Term, as of the date of payment of such Proposition 13 Purchase Price by Landlord. Such present value shall be calculated (i) by using the portion of the Proposition 13 Protection Amount for the Applicable Reassessment attributable to each remaining Lease Year (assuming for purposes of the computation that the amount of such Proposition 13 Protection Amount benefited Tenant at the middle of each Lease Year), as the amounts to be discounted, and (ii) by using a discount rate equal to the Prime Interest Rate as reported in the Wall Street Journal (or any comparable publication reasonably selected by Landlord if the Wall Street Journal no longer exists) as of the date of such calculation, plus two percent (2%). Upon payment of such Proposition 13 Purchase Price, the provisions of Section 4.3.4.2 of this Lease shall not apply to any Tax Increase attributable to the Applicable Reassessment. Since Landlord is estimating the Proposition 13 Purchase Price because a Reassessment has not yet occurred, when such Reassessment occurs, if Landlord has underestimated the Proposition 13 Purchase Price, then Tenant's Rent next due shall be credited with the amount of such underestimation and Landlord shall pay Tenant, on the next due date for Rent, the amount of any underestimation to the extent it exceeds the Rent next due hereunder, and if Landlord overestimates the Proposition 13 Purchase Price, then upon thirty (30) days' prior notice by Landlord to Tenant, Rent next due shall be increased by the amount of the overestimation. The amount of any such underestimate or overestimate shall be calculated by taking the difference between the Proposition 13 Purchase Price for the Applicable Reassessment actually paid to Tenant and the Proposition 13 Purchase Price for the Applicable Reassessment as it should have been computed had all relevant facts concerning the Applicable Reassessment been known at the time such Purchase Price was originally computed.

    4.4 ALLOCATION OF DIRECT EXPENSES. Landlord shall have the right, from time to time, to equitably allocate some or all of the Direct Expenses among different tenants of the Building (the "COST POOLS"). Such Cost Pools may include, but shall not be limited to, the office space tenants of the Building and the retail space tenants of the Building. Notwithstanding anything to the contrary set forth in this Article 4, when calculating Direct Expenses for the Base Year, such Direct Expenses shall not include any increase in Tax Expenses attributable to special assessments, charges, costs or fees, or due to modifications or changes in governmental laws or regulations, including but not limited to the institution of a split tax roll, and Direct Expenses shall exclude market wide labor rate increases due to extraordinary circumstances including but not limited to conservation surcharges, boycotts, embargoes or other shortages and amortized costs relating to capital improvements.

    4.5 TAXES AND OTHER CHARGES FOR WHICH TENANT IS DIRECTLY RESPONSIBLE. Tenant shall reimburse Landlord, as Additional Rent, upon demand for any and all taxes required to be paid by Landlord (except to the extent included in Tax Expenses by Landlord), excluding state, local and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, whether or not now customary or within the contemplation of the parties hereto, when:

           4.5.1 Said taxes are measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, to the extent the cost or value of such leasehold improvements exceeds Thirty Five Dollars ($35.00) per usable square foot contained within the Premises (the "CUT-OFF POINT"); provided that (i) any amounts of real estate taxes attributable to tenant improvements that are in excess of the Cut-Off Point shall not be included in Tax Expenses and (ii) the leasehold improvements existing in the initial Premises as of the date of this Lease as may be supplemented by the Tenant Improvement Allowance applicable to the Premises as provided in the Tenant Work Letter shall in no event be deemed to constitute a value in excess of the Cut-Off Point;

           4.5.2 Said taxes are assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, any portion of the Real Property or the parking facility used by Tenant in connection with this Lease; or

           4.5.3 Said taxes are assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises; provided, however, that Tenant shall not be liable for any such taxes (including, without limitation, any documentary transfer tax or other tax applicable thereto) assessed with respect to the recording of any memorandum of lease or assignment of lease unless Tenant was the party who requested the recording thereof.

    4.6 LANDLORD'S BOOKS AND RECORDS. Within two (2) years after receipt of a Statement by Tenant ("REVIEW PERIOD"), if Tenant disputes the amount of Additional Rent set forth in the Statement, Tenant or an independent certified public accountant (which accountant is a member of a recognized accounting firm), designated by Tenant, may, after reasonable notice to Landlord and at reasonable times, inspect and photocopy Landlord's records at Landlord's offices, provided that Tenant is not then in default in the payment of Base Rent after expiration of the applicable cure period under Section 19.1.1 of this Lease, provided further that Tenant and such accountant shall, and each of them shall use their commercially reasonable efforts to cause their respective agents and employees to, maintain all information contained in Landlord's records in strict confidence. Notwithstanding the foregoing, Tenant shall only have the right to review Landlord's records one (1) time during any twelve (12) month period. Tenant's failure to dispute the amount of Additional Rent set forth in any Statement within two (2) years of Tenant's receipt of such Statement shall be deemed to be Tenant's approval of such Statement and Tenant, thereafter, waives the right or ability to dispute the amounts set forth in such Statement. If after such inspection, Tenant still disputes such Additional Rent, a certification as to the proper amount shall be made, at Tenant's expense, by an independent certified public accountant mutually selected by Landlord and Tenant. Landlord shall cooperate in good faith with Tenant and the accountant to show Tenant and the accountant the information upon which the certification is to be based; provided that if such certification by the accountant proves that the Direct Expenses set forth in the Statement were overstated by more than three percent (3%), then the cost of the accountant and the cost of such certification shall be paid for by Landlord. Promptly following the parties receipt of such certification, the parties shall make such appropriate payments or reimbursements, as the case may be, to each other, as are determined to be owing pursuant to such certification, together with interest at the Interest Rate from the date due until paid, in the case of payments by Tenant to Landlord, or from the date paid until reimbursed, in the case of reimbursements by Landlord to Tenant. Landlord shall be required to maintain records of all Direct Expenses set forth in each Statement delivered to Tenant for the entirety of the two (2)-year period following Landlord's delivery of the applicable Statement. The payment by Tenant of any amounts pursuant to this Article 4 shall not preclude Tenant from questioning the correctness of any Statement delivered by Landlord, provided that the failure of Tenant to object thereto prior to the expiration of the Review Period shall be conclusively deemed Tenant's approval of the applicable Statement.

                                      ARTICLE 5

                                   USE OF PREMISES

    5.1 PERMITTED USE. Tenant shall use the Premises solely for general office purposes and any other legally permitted use consistent with the character of the Building as a first-class office building, and Tenant shall not use or permit the Premises to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord, which consent may be withheld in Landlord's sole and absolute discretion.

    5.2 PROHIBITED USES. Tenant further covenants and agrees that it shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the Rules and Regulations, or in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Building; provided, however, that Landlord agrees that the Rules and Regulations shall not be (i) modified or enforced in any way by Landlord so as to interfere with the permitted use set forth in Section 5.1, above, or (ii) discriminatorily enforced against Tenant. Landlord agrees that nothing in the Rules and Regulations of the Building shall be used to prohibit the conduct of any business from the Premises which Tenant is permitted to conduct. Tenant shall faithfully observe and comply with the Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of such Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Building. However, in the event any other tenant or occupant of the Building fails to comply with the Rules and Regulations, and such non-compliance unreasonably interferes with Tenant's use of the Premises, Landlord shall use reasonable efforts to cause such other tenants and/or occupants to comply with the Rules and Regulations. Tenant shall comply with all recorded covenants, conditions, and restrictions now or hereafter affecting the Real Property. Tenant shall not use or allow another person or entity to use any part of the Premises for the storage, use, treatment, manufacture or sale of "Hazardous Materials," as that term is defined in Article 21 of this Lease. Landlord acknowledges, however, that Tenant will maintain products in the Premises which are incidental to the operation of its offices, such as photocopy supplies, secretarial supplies and limited janitorial supplies, which products contain chemicals which are categorized as hazardous materials. Landlord agrees that the use of such products in the Premises in compliance with all applicable laws and in the manner in which such products are designed to be used shall not be a violation by Tenant of this Section 5.2.

    5.3 LABOR HARMONY. Tenant shall not use (and upon notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment that, in Landlord's reasonable judgment, would disturb labor harmony with the workforce or trades engaged in performing other work, labor or services in or about the Building or the common area based on Landlord's past experience with such entity or person.

                                      ARTICLE 6

                                SERVICES AND UTILITIES

    6.1 STANDARD TENANT SERVICES. Landlord shall provide the following services and utilities twenty-four (24) hours per day during the Lease Term, unless otherwise stated below.

           6.1.1 Subject to all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating and air conditioning when necessary for normal comfort for normal office use in the Premises, from Monday through Friday, during the period from 8:00 a.m. to 6:00 p.m., and on Saturdays during the period from 9:00 a.m. to 1:00 p.m., except for Sundays and New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The daily time periods identified hereinabove are sometimes hereinafter referred to as the "BUSINESS HOURS" and the holidays identified hereinabove are sometimes hereinafter referred to as the "HOLIDAYS."

           6.1.2 Landlord shall provide adequate electrical wiring, facilities and power for normal general office use as reasonably determined by Landlord. Tenant may use, for all combined electrical usage in the Premises (but not including lighting), up to seven and one-half (7.5) watts connected load per usable square foot of the Premises, on an annualized basis ("MAXIMUM CAPACITY"), to the extent permitted under applicable laws and regulations (including Title
24) and provided that such electrical usage, to the extent the same exceeds the greater of (a) 4 watts connected load per usable square foot of the Premises, on an annualized basis, and (b) the number of watts per usable square foot which Landlord applies on a uniform basis to charge tenants in the Building for over-standard electrical usage, shall be deemed excess consumption and shall be subject to the terms of Section 6.2, below. Initial bulbs, lamps, starters and ballasts for the Premises shall be a charge to the Tenant Improvement Allowance; with regard to replacement, Tenant shall bear the cost of replacement of bulbs, lamps, starters and ballasts for non-standard lighting fixtures within the Premises, but replacement of such items for standard lighting fixtures shall be a charge to Operating Expenses. Standard lighting fixtures shall be those described in item 4 of Schedule 2 to Exhibit B. Subject to Tenant's obligation to pay for extra usage, Landlord shall cause the Building at all times to have in place, and accessible by Tenant from floors of the Building upon which any portion of the Premises is located, equipment sufficient to provide the Maximum Capacity to the Premises; provided that the horizontal distribution of such Maximum Capacity shall be at Tenant's sole cost and expense, including the cost of any additional transformers or panelboards for the floors upon which portions of the Premises are located. Tenant shall have the right to install its own supplemental air-conditioning unit, subject to the terms of Article 8 of this Lease, provided that the same does not interfere with the operation of the Building's Systems and Equipment, including without limitation, the Building's heating, ventilation and air-conditioning systems; provided, however, Tenant shall (i) be solely responsible for all costs relating to the installation and operation of such unit, (ii) upon Landlord's request, remove such unit upon the expiration or earlier termination of the Lease Term, (iii) cause such unit to be separately metered at Tenant's expense, and (iv) supply Landlord with a copy of the maintenance agreement entered into by Tenant for any and all units so installed. Under no circumstance shall Tenant have access to the chilled water system of the Building.

           6.1.3 Landlord shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes. Subject to the terms of
Article 8 of this Lease, Tenant shall have the right to add to or access the water systems for the Building and/or provide supplemental water systems in order to service the Premises.

           6.1.4 Landlord shall provide janitorial services with respect to each Monday through Friday, except the date of observation of the Holidays, in and about the Premises and window washing services pursuant to the janitorial specifications attached hereto as Exhibit F as may be subsequently revised by Landlord from time to time provided such revisions thereto are consistent with the janitorial services provided for other first-class office buildings in the downtown Long Beach, California area.

           6.1.5 Landlord shall provide nonexclusive automatic elevator service at all times.

           6.1.6  Landlord shall provide twenty-four (24) hours per day, seven
(7) days per week, reasonable security and supervision of the Building and common areas, in a manner consistent with Comparable Buildings. As of the date of this Lease, Landlord provides the security services described in Exhibit I attached hereto; provided, however, that Landlord makes no representation or warranty that any such services will continue to be provided throughout the Lease Term except that in any event Landlord shall comply with the requirements of the first sentence of this Section 6.1.6. Tenant shall have the right to install its own security system, subject to the terms of Article 8 of this Lease or the Tenant Work Letter, as the case may be, and/or to have its own security personnel in the Premises provided that the same does not interfere with the operation of the Building security system.

           6.1.7 Landlord shall operate and maintain the Building and the common areas in a first-class manner and condition in accordance with the standards of maintenance and operation as are customary for other Comparable Buildings.

    6.2 OVERSTANDARD TENANT USE. Tenant shall not, without Landlord's prior written consent, which consent shall not be unreasonably withheld, use heat-generating machines, machines other than normal fractional horsepower office machines, or equipment or lighting other than building standard lights in the Premises, which may adversely and materially affect the temperature otherwise maintained by the air conditioning system or significantly increase the water normally furnished for the Premises by Landlord pursuant to the terms of Section 6.1 of this Lease. If such consent is given, Landlord shall have the right to install supplementary air conditioning units or other facilities in the Premises, including supplementary or additional metering devices, and the cost thereof, including the cost of installation, operation and maintenance, increased wear and tear on existing equipment and other similar charges, shall be paid by Tenant to Landlord within thirty (30) days of receipt of written notice. If Tenant uses water or electricity in excess of that supplied by Landlord pursuant to Section 6.1 of this Lease, Tenant shall pay to Landlord, within thirty (30) days of receipt of written notice, all actual, reasonable and documented costs incurred by Landlord in connection with the provision of such excess consumption and the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, as such costs are reasonably determined by Landlord, including a reasonable amount attributable to increased wear and tear on existing equipment caused by such excess consumption; and Landlord may install devices to separately meter any increased use and in such event Tenant shall pay the increased cost directly to Landlord, within thirty (30) days of receipt of written notice, including the cost of such additional metering devices in the event such metering devices indicate that there has been excess consumption. If Tenant desires to use heat, ventilation or air conditioning during hours other than those for which Landlord is obligated to supply such utilities pursuant to the terms of Section 6.1 of this Lease ("AFTER HOURS HVAC"), Tenant shall give Landlord reasonable prior notice of Tenant's desired use and Landlord shall supply such After Hours HVAC to Tenant. Tenant shall pay to Landlord, Landlord's actual cost to provide such after-hours utilities (including, without limitation, After Hours HVAC, electricity and other utilities or services consumed or used in operating Tenant's supplemental air conditioning unit, if any), as reasonably determined by Landlord, including a reasonable amount attributable to increased wear and tear on existing equipment caused by such use of after-hours utilities and to Landlord's general administrative expense to the extent same is actually incurred and not otherwise included in, and charged against, Operating Expenses, but otherwise without profit to Landlord. Landlord's After-Hours HVAC rate is $55.00 per hour as of the date of this Lease. Notwithstanding the foregoing, during the initial Lease Term, the first fifteen (15) hours per month of After Hours HVAC shall be provided to Tenant at fifty percent (50%) of Landlord's then current After Hours HVAC rate; Tenant shall not be entitled to any credit for any portion of such fifteen (15) hour allotment not utilized by Tenant in any such month. Amounts payable by Tenant to Landlord for such use of additional utilities shall be deemed Additional Rent hereunder and shall be billed on a monthly basis.

    6.3 INTERRUPTION OF USE. Except as provided in Section 19.6 of this Lease, Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building after reasonable effort to do so, by any accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease. Furthermore, except as provided in Section 19.6 of this Lease, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6. Except as provided in Section 19.6 of this Lease, if any governmental entity promulgates or revises any statute, ordinance, building code, fire code or other code or imposes mandatory or voluntary controls or guidelines on Landlord or the Real Property or any part thereof, relating to the use or conservation of energy, water, gas, light or electricity or the reduction of automobile or other emissions or the provision of any other utility or service provided with respect to this Lease or if Landlord is required to make alterations to the Building or any other part of the Real Property in order to comply with such mandatory or voluntary controls or guidelines, then Landlord may, in its sole discretion, comply with such mandatory or voluntary controls or guidelines or make such alterations to the Building or any other part of the Real Property related thereto without creating any liability of Landlord to Tenant under this Lease, provided that the Premises are not thereby rendered untenantable and, in connection with voluntary action undertaken by Landlord, such action does not unduly interfere with Tenant's permitted use of the Premises, and further provided that Landlord will not voluntarily reduce the level of services provided to the Premises unless Landlord is motivated to do so by anticipated costs savings and efficiencies of operation consistent with the first class character of the Building; provided, however, that Landlord shall not voluntarily reduce the level of services provided to the Premises to a level that would unduly interfere with Tenant's permitted use of the Premises. Except as provided in Section 19.6 of this Lease, such compliance and the making of such permitted alterations shall in no event entitle Tenant to any damages, relieve Tenant of the obligation to pay the full Rent reserved hereunder or constitute or be construed as a constructive or other eviction of Tenant. In addition, the actual, reasonable and documented cost of such compliance and alterations shall, subject to the terms of Article 4 of this Lease, be included in Operating Expenses.

    6.4 ADDITIONAL SERVICES. Landlord shall also have the exclusive right, but not the obligation, to provide any additional services which may be required by Tenant, including, without limitation, locksmithing, non-standard lamp replacement, additional janitorial service, and additional repairs and maintenance, provided that Tenant shall pay to Landlord within thirty (30) days of receipt of notice, the sum of all actual costs to Landlord of such additional services; provided, however, if Landlord does not exercise its right to exclusively provide any service, Tenant may contract with a third party reasonably approved by Landlord to perform such service so long as such third party is performing comparable services in Comparable Buildings. Charges for any service for which Tenant is required to pay from time to time hereunder shall be deemed Additional Rent hereunder and shall be billed on a monthly basis.

                                      ARTICLE 7

                                       REPAIRS

    7.1 DUTIES TO REPAIR. Landlord shall repair and maintain, in first-class condition, any and all structural (including foundation, floor/ceiling slabs, roof, curtain wall, exterior glass and mullions, columns, beams, shafts (including elevator shafts), stairs, stairwells, escalators, if any, elevator cabs, plazas and all common and public areas) and/or latent defects in the Building, other than with respect to tenant improvements constructed by or for the benefit of tenants of the Building, which repair and maintenance obligations shall include the basic plumbing, heating, ventilating, air-conditioning and electrical systems installed or furnished by Landlord and not located within the Premises. Except as set forth above, which shall be the obligation of Landlord, Tenant shall, at Tenant's own expense, pursuant to the terms of this Lease, including without limitation Article 8 hereof, keep the non-structural portions of the Premises, including all improvements, fixtures and furnishings therein, in good order, repair and condition at all times during the Lease Term. In addition, except as provided as part of Landlord's repair obligations set forth above and except as caused by Landlord's gross negligence, Tenant shall, at Tenant's own expense, pursuant to the terms of this Lease, including without limitation Article 8 hereof, promptly and adequately repair all damage to the non-structural non-base Building portions of the Premises and replace or repair all damaged or broken fixtures and appurtenances; provided however, that, at Landlord's option, or if Tenant fails to make such repairs, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage of the cost thereof (to be uniformly established for the Building) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord's involvement with such repairs and replacements forthwith upon being billed for same. Subject to the notice provisions of Article 27 of this Lease, Landlord may, but shall not be required to, enter the Premises at all reasonable times to make such repairs, alterations, improvements and additions to the Premises or to the Building or to any equipment located in the Building as Landlord shall desire or deem necessary or as Landlord may be required to do by governmental or quasi-governmental authority or court order or decree. Tenant hereby waives and releases its right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect.

    7.2 TENANT'S RIGHT TO MAKE REPAIRS. If Tenant provides notice to Landlord of an event or circumstance which requires the action of Landlord with respect to the provision of utilities and/or services and/or repairs and/or maintenance as set forth in Sections 6.1 and 7.1 of this Lease, and Landlord fails to provide such action as required by the terms of this Lease, then Tenant may proceed to take the required action upon delivery of an additional eight (8) business days notice to Landlord specifying that Tenant is taking such required action, and if such action was required under the terms of this Lease to be taken by Landlord, then Tenant shall be entitled to prompt reimbursement by Landlord of Tenant's reasonable costs and expenses in taking such action plus interest at the Interest Rate. In the event Tenant takes such action, and such work will affect the Building's Systems and Equipment, structural integrity of the Building or exterior appearance of the Building, Tenant shall use only those contractors used by Landlord in the Building for such work unless such contractors are unwilling or unable to perform such work, in which event Tenant may utilize the services of any other qualified contractor which normally and regularly performs similar work in Comparable Buildings. Further, if Landlord does not deliver a detailed written objection to Tenant, within thirty (30) days after receipt of an invoice by

Tenant of its costs of taking action which Tenant claims should have been taken by Landlord, and if such invoice from Tenant sets forth a reasonably particularized breakdown of its costs and expenses in connection with taking such action on behalf of Landlord, then Tenant shall be entitled to deduct from Rent payable by Tenant under this Lease, the amount set forth in such invoice together with interest at the Interest Rate. If, however, Landlord delivers to Tenant within thirty (30) days after receipt of Tenant's invoice, a written objection to the payment of such invoice, setting forth with reasonable particularity Landlord's reasons for its claim that such action did not have to be taken by Landlord pursuant to the terms of this Lease or that the charges are excessive (in which case Landlord shall pay the amount it contends would not have been excessive), then Tenant shall not be entitled to such deduction from Rent, but as Tenant's sole remedy, Tenant may proceed to institute legal proceedings against Landlord to collect the amount set forth in the subject invoice. In the event Tenant prevails in such legal proceedings against Landlord and receives a final judgment against Landlord, then Landlord shall pay such judgment to Tenant within thirty (30) days of such judgment being entered. If such judgment is not so paid when due, then Tenant shall be entitled to deduct from Rent next due and payable by Tenant the amount of such final judgment, together with interest, at the Interest Rate from the date of entry of such judgment until the date of such deduction.

                                      ARTICLE 8

                              ADDITIONS AND ALTERATIONS

    8.1 LANDLORD'S CONSENT TO ALTERATIONS. Tenant may make any improvements, alterations, additions or changes to the Premises (collectively, the "ALTERATIONS") which do not affect the Building's Systems and Equipment, exterior appearance of the Building, or structural aspects of the Building, by providing Landlord with notice not less than fifteen (15) days prior to the commencement thereof. Tenant may not make any Alterations which may affect the Building's Systems and Equipment, exterior appearance of the Building, or structural aspects of the Building, without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than thirty (30) days prior to commencement thereof, and which consent may be withheld by Landlord in its reasonable discretion. Any time Tenant proposes to make Alterations which require the consent of Landlord pursuant to this Section 8.1, Tenant's notice regarding the proposed Alterations shall be provided together with the plans and specifications for the Alterations, and Landlord shall approve or disapprove of the same within ten
(10) days after its receipt of the same. The construction of the initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter, attached hereto as Exhibit B, and not the terms of this Article 8.

    8.2 MANNER OF CONSTRUCTION. Landlord may impose, as a condition of its consent to all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its reasonable discretion may deem desirable, including, but not limited to, the requirement that upon Landlord's request made at the time such consent is granted, Tenant shall, at Tenant's expense, remove such Alterations upon the expiration or any early termination of the Lease Term (provided however, in no event will Tenant be required to remove any such Alterations unless they involve penetrations to the base, shell or core of the Building, would require extraordinary demolition costs or include the installation of a riser), and/or the requirement that Tenant utilize for such purposes only contractors, materials, mechanics and materialmen approved by Landlord, provided that Tenant shall utilize a contractor of Landlord's selection to perform all work that may affect the Building's Systems and Equipment, structural aspects of the Building, or exterior appearance of the Building. Landlord shall cause such contractor selected by Landlord to charge Tenant for such work an amount equal to the costs that comparable first-class, reputable and reliable contractors would have charged Tenant if selected pursuant to competitive bidding procedures. Tenant shall construct such Alterations and perform such repairs in conformance with any and all applicable rules and regulations of any federal, state, county or municipal code or ordinance and pursuant to a valid building permit, issued by the City of Long Beach, in conformance with Landlord's construction rules and regulations. All work with respect to any Alterations must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. In performing the work of any such Alterations, Tenant shall have the work performed in such manner as not to obstruct access to the Building or the common areas for any other tenant of the Building, and as not to obstruct the business of Landlord or other tenants in the Building, or interfere with the labor force working in the Building. Upon completion of any Alterations, Tenant agrees to timely cause a Notice of Completion to be recorded in the office of the Recorder of the County of Los Angeles in accordance with the terms of Section 3093 of the Civil Code of the State of California or any successor statute, and Tenant shall deliver to the Building management office a reproducible copy of the "as built" drawings of the Alterations; provided, however, that if Tenant does not cause a timely Notice of Completion to be recorded, such failure shall not constitute a default under this Lease but Tenant shall protect, defend, indemnify and hold Landlord harmless from any loss, cost, damage, claim or expense incurred by Landlord in connection with Tenant's failure to record the Notice of Completion.

    8.3    PAYMENT FOR IMPROVEMENTS.  In the event Tenant orders any
Alterations or repair work directly from Landlord, or from the contractor selected by Landlord, the charges for such work shall be deemed Additional Rent under this Lease, payable within thirty (30) days after Tenant's receipt of billing therefor, either periodically during construction or upon the substantial completion of such work, at Landlord's option. Upon completion of any work not ordered directly from Landlord, Tenant shall deliver to Landlord, evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials. In addition, Tenant shall pay to Landlord a percentage of the cost of any such work (such percentage to be established on a uniform basis for the Building and shall not exceed five percent (5%)) to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement with such work, and if Tenant does not order any work directly from Landlord, Tenant shall reimburse Landlord for Landlord's reasonable, actual, out-of-pocket costs and expenses actually incurred in connection with Landlord's review of such work but otherwise shall not be liable to Landlord for any fees for supervision or otherwise.

    8.4 CONSTRUCTION INSURANCE. In the event that Tenant makes any Alterations, Tenant agrees to carry "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may reasonably require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to
Article 10 of this Lease immediately upon completion thereof. In addition, Landlord may, in its reasonable discretion, require any Transferee, but not the Tenant originally named in this Lease to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee.

    8.5 LANDLORD'S PROPERTY. All Alterations, improvements, fixtures and/or equipment which may be permanently installed in or about the Premises, and all signs installed in, on or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Landlord, except that Tenant may remove any Alterations, improvements, fixtures and/or equipment which are not permanently installed, provided Tenant repairs any damage to the Premises and Building caused by such removal. Furthermore, if Landlord requires, at the time Landlord approves of the Alteration, that Tenant remove any Alteration upon the expiration or early termination of the Lease Term, Landlord may, by written notice to Tenant prior to the end of the Lease Term, or given upon any earlier termination of this Lease, require Tenant at Tenant's expense to remove such Alterations and to repair any damage to the Premises and Building caused by such removal (provided, however, in no event will Tenant be required to remove any such Alterations unless they involve penetrations to the base, shell or core of the Building, would require extraordinary demolition costs or include the installation of a riser). If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations, Landlord may do so upon three (3) days notice to Tenant and if Tenant fails to complete such removal and/or repair the damage, Landlord may charge the actual, reasonable and documented cost thereof to Tenant.

                                      ARTICLE 9

                                COVENANT AGAINST LIENS

    Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Real Property, Building or Premises, and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only. Landlord shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Real Property, the Building or the Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and, in case of any such lien attaching or notice of any lien, Tenant covenants and agrees to cause it to be released and removed of record within fifteen (15) business days after its receipt of notice from Landlord regarding the existence of such lien. Notwithstanding anything to the contrary set forth in this Lease, in the event that such lien is not released and removed on or before the date occurring fifteen (15) business days after notice of such lien is delivered by Landlord to Tenant, Landlord, at its sole option, may immediately take all action necessary to release and remove such lien, without any duty to investigate the validity thereof, and all sums, costs and expenses, including reasonable attorneys' fees and costs, actually incurred by Landlord in connection with such lien shall be deemed Additional Rent under this Lease and shall be due and payable by Tenant within thirty (30) days of receipt of an invoice therefor.

                                      ARTICLE 10

                                      INSURANCE

    10.1 INDEMNIFICATION AND WAIVER. Tenant agrees that all personal property upon the Real Property, shall be at the risk of Tenant only, and that Landlord shall not be liable for any loss or damage thereto or theft thereof. Tenant shall indemnify, defend, protect, and hold harmless Landlord and Landlord's partners, subpartners and their respective officers, agents, employees and contractors (collectively, "LANDLORD PARTIES") from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) incurred in connection with or arising from any cause in, on or about the Premises, including, without limiting the generality of the foregoing: (i) the use or occupancy of the Premises by Tenant or Tenant's agents, contractors, employees or licensees; (ii) the condition of the Premises or any occurrence or happening on the Premises from any cause whatsoever; or (iii) any acts, omissions or negligence of Tenant or of the agents, servants, employees, visitors or licensees of Tenant, in, on or about the Premises or the Real Property, either prior to, during, or after the expiration of the Lease Term, including, without limitation, any acts, omissions or negligence in the making or performance of any Alterations; provided that Tenant shall not be required to indemnify and hold Landlord harmless from any loss, cost, liability, damage or expense, including, but not limited to, penalties, fines, attorneys' fees or costs (collectively, "CLAIMS"), to any person, property or entity resulting from the alleged negligence or willful misconduct of Landlord or its agents, contractors, servants, employees or licensees, in connection with Landlord's activities in the Building (except for damage to the Tenant Improvements and Tenant's personal property, fixtures, furniture and equipment in the Premises, to the extent Tenant is required to obtain the requisite insurance coverage pursuant to this Lease) or the Real Property, and Landlord hereby so indemnifies and holds Tenant harmless from any such Claims; provided further that because Landlord is required to maintain insurance on the Building and Tenant compensates Landlord for such insurance as part of Tenant's Share of Direct Expenses and because of the existence of waivers of subrogation set forth in Section 10.5 of this Lease, Landlord hereby indemnifies and holds Tenant harmless from any Claims to any property outside of the Premises to the extent such Claim is covered by such insurance, even if resulting from the negligent acts, omissions, or willful misconduct of Tenant or those of its agents, servants, employees or licensees. Similarly, since Tenant must carry insurance pursuant to this Article 10 to cover its personal property within the Premises and the Tenant Improvements, Tenant hereby indemnifies and holds Landlord harmless from any Claim to any property within the Premises, to the extent such Claim is covered by such insurance, even if resulting from the negligent acts, omissions or willful misconduct of Landlord or those of its agents, servants, employees or licensees. Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy of the Premises, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including without limitation, its reasonable professional fees such as appraisers', accountants' and attorneys' fees. The provisions of this

Section 10.1 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination. Notwithstanding anything to the contrary contained in this Lease, nothing in this Lease shall impose any obligations on Tenant or Landlord to be responsible or liable for, and each hereby releases the other from all liability for, consequential damages other than those consequential damages incurred by Landlord in connection with a holdover of the Premises by Tenant after the expiration or earlier termination of this Lease or incurred by Landlord in connection with any repair, physical construction or improvement work performed by or on behalf of Tenant in the Real Property.

    10.2   TENANT'S COMPLIANCE WITH LANDLORD'S FIRE AND CASUALTY INSURANCE.
The coverage and amounts of insurance carried by Landlord in connection with the Building shall be at a minimum comparable to the coverage and amounts of insurance which are carried by reasonably prudent landlords of Comparable Buildings. Upon inquiry by Tenant, from time to time, Landlord shall inform Tenant of such coverage carried by Landlord. Tenant shall, at Tenant's expense, comply as to the Premises with all insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises causes any increase in the premium for any insurance policies carried by Landlord, then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

    10.3 TENANT'S INSURANCE. Tenant shall maintain the following coverages in the following amounts.

           10.3.1 Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage arising out of Tenant's operations, assumed liabilities or use of the Premises, for limits of liability not less than: (i) Bodily Injury and Property Damage Liability - $3,000,000 each occurrence and $3,000,000 annual aggregate, and (ii) Personal Injury Liability - $3,000,000 each occurrence and $3,000,000 annual aggregate.

           10.3.2 Physical Damage Insurance covering (i) all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant,
(ii) the "Tenant Improvements," as that term is defined in the Tenant Work Letter, and (iii) all other improvements, alterations and additions to the Premises. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the full replacement cost value new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage coverage, provided that the sprinkler leakage coverage and earthquake sprinkler leakage coverage shall be for at least ninety percent (90%) of the full replacement cost value new without deduction for depreciation, and Tenant shall only be required to purchase earthquake sprinkler leaking coverage if such coverage is available at commercially reasonable rates.

    10.4 FORM OF POLICIES. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (i) name Landlord, and any property manager or lender it so specifies, as an additional insured; (ii) be issued by an insurance company having a rating of not less than A-X in Best's Insurance Guide or which is otherwise reasonably acceptable to Landlord and authorized to do business in the State of California; (iii) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant;
(iv) provide that said insurance shall not be canceled or coverage reduced unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee of Landlord whose names and addresses shall have been provided by Landlord; and (v) contain a cross-liability endorsement or severability of interest clause acceptable to Landlord. Tenant shall deliver said policy or policies or certificates thereof to Landlord on or before the Lease Commencement Date and at least thirty (30) days before the expiration dates thereof.

    10.5 SUBROGATION; FAILURE TO CARRY INSURANCE. Landlord and Tenant agree to have their respective insurance companies issuing property damage insurance waive any rights of subrogation that such companies may have against Landlord or Tenant, as the case may be, so long as the insurance carried by Landlord and Tenant, respectively, is not invalidated thereby. As long as such waivers of subrogation are contained in their respective insurance policies, or would have been contained in such insurance policies had the responsible party used commercially reasonable efforts to obtain such waivers and such waivers are routinely and customarily available, Landlord and Tenant hereby waive any right that either may have against the other on account of any loss or damage to their respective property to the extent such loss or damage is insurable under policies of insurance for fire and all risk coverage, theft, or other similar insurance. If either party fails to carry the amounts and types of insurance required to be carried by it pursuant to this Article 10, such failure shall be deemed to be a covenant and agreement by such party to self-insure with respect to the type and amount of insurance which such party so failed to carry, with full waiver of subrogation with respect thereto.

    10.6 ADDITIONAL INSURANCE OBLIGATIONS. Tenant shall carry and maintain during the entire Lease Term, at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this
Article 10, and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Landlord, but in no event shall (i) such increased amounts of insurance or such other reasonable types of insurance be in excess of that required by landlords of Comparable Buildings, nor (ii) Landlord require an increase in the insurance limits described in Section 10.3.1 during the initial Lease Term. Notwithstanding anything to the contrary contained in this Lease, in the event of any termination of this Lease pursuant to Article 11 or
Article 13 below, Tenant shall assign and deliver to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under Section 10.3 of this Lease relating to any Tenant Improvements paid for by Landlord.

                                      ARTICLE 11

                                DAMAGE AND DESTRUCTION

    11.1 REPAIR OF DAMAGE TO PREMISES BY LANDLORD. Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises or any common areas of the Building serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 11, restore the Base, Shell, and Core of the Premises and such common areas. Such restoration shall be to substantially the same condition of the Base, Shell, and Core of the Premises and common areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building or any other modifications to the common areas reasonably deemed desirable by Landlord, provided access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Notwithstanding any other provision of this Lease, upon the occurrence of any damage to the Premises, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under
Section 10.3 of this Lease for the sole purpose and to the extent necessary to reimburse Landlord for all out-of-pocket costs and expenses incurred by Landlord in connection with the repair of any such damage to the Tenant Improvements, and Landlord shall repair any injury or damage to the Tenant Improvements installed in the Premises and shall return such Tenant Improvements to their original condition unless otherwise mutually agreed by Landlord and Tenant; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as assigned by Tenant, plus the amount of insurance proceeds received by Landlord from Landlord's insurance carrier to the extent allocable to damage of the Tenant Improvements, the cost of such repair shall be paid by Tenant on a progress-payment basis, but only after exhaustion of Tenant's and Landlord's insurance proceeds received by Landlord and allocable to the damage of the Tenant Improvements. In connection with such repairs and replacements, Tenant shall, prior to the commencement of construction, submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto, and Tenant and Landlord shall select the contractors to perform such improvement work. The cost of preparing such plans, specifications and working drawings shall be paid from the insurance proceeds payable to Tenant under Tenant's insurance required under Section 10.3 of this Lease; provided, however, that if such proceeds are insufficient, Tenant shall be responsible for payment of any such excess costs. Such submittal of plans and construction of improvements shall be performed in accordance with a procedure reasonably specified by Landlord. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Premises or common areas necessary to Tenant's occupancy, Landlord shall allow Tenant proportionate abatement of Rent during the time and to the extent such portion of the Premises is unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result thereof or during the period it would be unreasonable for Tenant to use such portion of the Premises (with reference to the standards specified in Section 19.6.2 below); provided, further, if the Premises are damaged such that the remaining portion thereof is not sufficient to allow Tenant to conduct its business operations from such remaining portion and Tenant does not conduct its business operations therefrom, Landlord shall allow Tenant a total abatement of Rent during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result of the subject damage.

    11.2   LANDLORD'S OPTION TO REPAIR.  Notwithstanding the terms of
Section 11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises and/or Building and instead terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date Landlord learns of the damage, such notice to include a termination date giving Tenant ninety (90) days to vacate the Premises, but Landlord may so elect only if the Building shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present:
(i) repairs cannot reasonably be completed within two hundred ten (210) days after the date Landlord learns of the damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or ground lessor with respect to the Real Property shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt (and Landlord does not otherwise elect to commence to repair such damage within two hundred ten (210) days after Landlord learns of such damage), or shall terminate the ground lease, as the case may be; or (iii) the damage is not fully covered, except for deductible amounts, by Landlord's insurance policies; provided, however, that if Landlord does not elect to terminate this Lease pursuant to Landlord's termination right as provided above, and the repairs cannot, in the reasonable opinion of Landlord, be completed within two hundred ten (210) days after being commenced (which 210-day period shall not be subject to extension as a result of any Force Majeure), Tenant may elect, no earlier than sixty (60) days after the date of the damage and not later than ninety (90) days after the date of such damage, to terminate this Lease by written notice to Landlord effective as of the date specified in the notice, which date shall not be more than sixty (60) days after the date such notice is given by Tenant. Furthermore, if neither Landlord nor Tenant have terminated this Lease, and the repairs are not actually completed within such 210-day period, Tenant shall have the right to terminate this Lease within five (5) business days of the end of such period and thereafter during the first five (5) business days of each calendar month following the end of such period until such time as the repairs are complete, by notice to Landlord (the "DAMAGE TERMINATION NOTICE"), effective as of a date set forth in the Damage Termination Notice (the "DAMAGE TERMINATION DATE"), which Damage Termination Date shall not be less than five (5) business days following the end of such period or each such month, as the case may be. Notwithstanding the foregoing, if Tenant delivers a Damage Termination Notice to Landlord, then Landlord shall have the right to suspend the occurrence of the Damage Termination Date for a period ending thirty (30) days after the Damage Termination Date set forth in the Damage Termination Notice by delivering to Tenant, within five (5) business days of Landlord's receipt of the Damage Termination Notice, a certificate of Landlord's contractor responsible for the repair of the damage certifying that it is such contractor's good faith judgment that the repairs shall be substantially completed within thirty (30) days after the Damage Termination Date. If repairs shall be substantially completed prior to the expiration of such thirty-day period, then the Damage Termination Notice shall be of no force or effect, but if the repairs shall not be substantially completed within such thirty-day period, then this Lease shall terminate upon the expiration of such thirty-day period. At any time, from time to time, after the date occurring forty-five (45) days after the date of the damage, Tenant may request that Landlord inform Tenant of Landlord's reasonable opinion of the date of completion of the repairs and Landlord shall respond to such request within five (5) business days.

    11.3 WAIVER OF STATUTORY PROVISIONS. The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or any other portion of the Real Property, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or any other portion of the Real Property.

    11.4 DAMAGE NEAR END OF TERM. In the event that the Premises or the Building is destroyed or damaged to any substantial extent during the last eighteen (18) months of the Lease Term and Tenant has not previously or currently therewith exercised its option to extend the Lease Term pursuant to
Section 2.2 of this Lease, then notwithstanding anything contained in this
Article 11, either Landlord or Tenant shall have the option to terminate this Lease by giving written notice to the other party of the exercise of such option within sixty (60) days after such damage or destruction, in which event this Lease shall cease and terminate as of the date of such notice, Tenant shall pay the Base Rent and Additional Rent, properly apportioned up to such date of damage, and both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Lease Term.

                                      ARTICLE 12

                                      NONWAIVER

    No waiver of any provision of this Lease shall be implied by (i) any failure of either party to insist in any instance on the strict keeping, observance or performance of any covenant or agreement contained in this Lease or exercise any election contained in the Lease or (ii) any failure of either party to enforce any remedy on account of the violation of such provision, even if such violation shall continue or be repeated subsequently. Any waiver by either party of any provision of this Lease may only be in writing, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct Rent due shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance, treat such partial payment as a default or pursue any other remedy provided in this Lease or at law or in equity.

                                      ARTICLE 13

                                     CONDEMNATION

    13.1 PERMANENT TAKING. If ten percent (10%) or more of the Premises or Building shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease upon one hundred eighty (180) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. If so much of the Premises is taken so as to substantially interfere with the conduct of Tenant's business from the Premises, or if access to the Premises is substantially impaired, Tenant shall have the option to terminate this Lease upon one hundred eighty
(180) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking. Landlord and Tenant shall each be entitled to receive fifty percent (50%) of the "bonus value" of the leasehold estate in connection therewith, which bonus value shall be equal to the sum paid by the condemning authority as the award for compensation for taking the leasehold created by this Lease. Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of the California Code of Civil Procedure.

    13.2 TEMPORARY TAKING. Notwithstanding anything to the contrary contained in this Article 13, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred and eighty (180) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.

                                      ARTICLE 14

                              ASSIGNMENT AND SUBLETTING

    14.1 TRANSFERS. Tenant shall not, without the prior written consent of Landlord, except as provided herein to the contrary, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment or other such foregoing transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and its employees (all of the foregoing are hereinafter sometimes referred to collectively as "TRANSFERS" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "TRANSFEREE"). If Tenant shall desire Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "TRANSFER NOTICE") shall include (i) the proposed effective date of the Transfer, which shall not be less than twenty (20) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "SUBJECT SPACE"), (iii) all of the terms of the proposed Transfer and the consideration therefor, in connection with such Transfer, the name and address of the proposed Transferee, and a copy of all existing and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer,
(iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, and any other information reasonably requested by Landlord, which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space, (v) an executed estoppel certificate from Tenant in the form attached hereto as Exhibit E, and (vi) such other information as Landlord may reasonably require. Landlord shall approve or disapprove of the proposed Transfer within twenty (20) days after Landlord's receipt of the applicable Transfer Notice. Any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect. Whether or not Landlord shall grant consent, Tenant shall within ten (10) business days after written request by Landlord, reimburse Landlord for all reasonable costs and expenses incurred by Landlord in connection with its review of a proposed Transfer which costs and expenses shall not exceed One Thousand Dollars ($1,000) per proposed Transfer.

    14.2 LANDLORD'S CONSENT. Landlord shall not unreasonably withhold its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice, provided such Transferee is comparable in quality to other tenants in the Building or in Comparable Buildings and will use the Premises in a manner generally comparable to the use of comparable space in the Building by the then tenants of the Building. The parties hereby agree that it shall be deemed to be reasonable under this Lease for Landlord to withhold consent to any proposed Transfer where one or more of the following apply, without limitation as to other reasonable grounds for withholding consent:

           14.2.1 The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building;

           14.2.2 The Transferee is either a governmental agency or instrumentality thereof (i) which is that of a foreign country, (ii) which is of a character or reputation, is engaged in a business, or is of, or is associated with, a political orientation or faction, which is inconsistent with the quality of the Building, or which would otherwise reasonably offend a landlord of a Comparable Building, (iii) which is capable of exercising the power of eminent domain or condemnation (the "CONDEMNING AUTHORITY"), unless, and only to the extent, Landlord has voluntarily and directly leased space in the Building to a Condemning Authority, provided that the Condemning Authority proposed by Tenant is of comparable prestige, character, and reputation and comparable or smaller in size (based on the aggregate number of voluntarily and directly leased rentable square feet voluntarily and directly leased by Landlord to Condemning Authorities);

           14.2.3 The Transferee's intended use of the Premises is inconsistent with the Permitted Use;

           14.2.4 The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under the Transfer on the date consent is requested; or

           14.2.5 The proposed Transfer would cause Landlord to be in violation of another lease or agreement to which Landlord is a party, or would give an occupant of the Building a right to cancel its lease.

    If Landlord consents to any Transfer pursuant to the terms of this
Section 14.2 (and does not exercise any recapture rights Landlord may have under Section 14.3 of this Lease), Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be more favorable in a material manner to the Transferee than the terms set forth in Tenant's original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord's right of recapture, if any, under Section 14.3 of this Lease).

    14.3 LANDLORD'S OPTION AS TO SUBJECT SPACE. Notwithstanding anything to the contrary contained in this Article 14, except for an assignment described in
Section 14.5 below, Landlord shall have the option, by giving written notice to Tenant within ten (10) business days after receipt of any Transfer Notice where the Subject Space consists of fifty percent (50%) or more of the Premises, to recapture the Subject Space from Tenant. Such recapture shall cancel and terminate this Lease with respect to the Subject Space and release Tenant from any further liability in connection with the Subject Space so recaptured by Landlord as of the date stated in the Transfer Notice as the effective date of the proposed Transfer until the last day of the term of the Transfer as set forth in the Transfer Notice. In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to elect in a timely manner to recapture the Subject Space under this Section 14.3, then, provided Landlord has consented to the proposed Transfer, Tenant shall be entitled to proceed to transfer the Subject Space to the proposed Transferee, subject to provisions of the last paragraph of
Section 14.2 of this Lease.

    14.4 EFFECT OF TRANSFER. If Landlord consents to a Transfer, (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer, (iv) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant from liability under this Lease (except as set forth above in Section 14.3), and (v) such Transfer shall at all times be subject and subordinate to the terms of this Lease. Landlord or its authorized representatives shall have the right upon prior reasonable notice and at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof.

    14.5 NON-TRANSFERS. Notwithstanding anything to the contrary contained in this Lease, neither (i) an assignment to a transferee of all or substantially all of the assets of Tenant, (ii) an assignment of the Premises to a transferee which is the resulting entity of a merger, reorganization or consolidation of Tenant with another entity, nor (iii) an assignment or subletting of all or a portion of the Premises to an affiliate of Tenant (an entity which is controlled by, controls, or is under common control with, Tenant), shall be deemed a Transfer under Article 14 of this Lease, provided that Tenant notifies Landlord of any such assignment or sublease and promptly supplies Landlord with any documents or information reasonably requested by Landlord regarding such transfer or transferee as set forth in items (i) through (iii) above, and that such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease. "Control," as used in this Section 14.5, shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract or otherwise. Notwithstanding anything to the contrary set forth in this Article 14, Tenant shall not be permitted to assign or sublease all or any portion of the Premises to an affiliate of Tenant if such assignment or sublease would cause a violation of another lease for space in the Real Property or would give an occupant of the Real Property a right to cancel its lease. Landlord represents that as of the date of this Lease, there are no covenants in other leases for the Building applicable to the fourth (4th) and fifteenth (15th) floors of the Building which could prohibit an assignment or sublease pursuant to the immediately preceding sentence.

    14.6   TRANSFER PREMIUM.

           14.6.1 DEFINITION OF TRANSFER PREMIUM. If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of the amount of any "Transfer Premium," as that term is defined in this Section 14.6, received by Tenant from such Transferee. "TRANSFER PREMIUM" shall mean all rent, additional rent or other consideration payable by such Transferee in excess of the Rent and Additional Rent payable by Tenant under this Lease on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (i) any changes, alterations and improvements to the Premises in connection with the Transfer, (ii) any brokerage commissions in connection with the Transfer, (iii) any cost to buy-out or takeover the previous lease of a Transferee, (iv) reasonable legal fees incurred in connection with the Transfer including those fees and costs reimbursed to Landlord pursuant to Section 14.1 above, (v) the amount of any Rent paid by Tenant to Landlord with respect to the Subject Space during the period commencing on the later of (a) the date Tenant contracts with a reputable broker to market the Subject Space and (b) the date Tenant vacates the Subject Space, until the commencement of the term of the Transfer, and (vi) any other out-of-pocket monetary concessions reasonably provided in connection with the Transfer including, but not limited to, tenant improvement or decorating allowances (collectively, the "SUBLEASING COSTS"). "Transfer Premium" shall also include, but not be limited to, key money and bonus money paid by

Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer. Notwithstanding the foregoing, Tenant may convey, in connection with the Transfer, but pursuant to a separate legally binding agreement, at a cost not to exceed fair market value, Tenant Improvements installed by or for the benefit of Tenant to the extent paid for by Tenant (and not by any allowance provided by Landlord) and Tenant shall be entitled to retain any and all consideration received in connection with such conveyance (not in excess of fair market value), provided that such conveyance shall be subject to Landlord's rights to such Tenant Improvements upon the expiration or earlier termination of this Lease as provided in this Lease.

           14.6.2 PAYMENT OF TRANSFER PREMIUMS. The determination of the amount of the Transfer Premium shall be made on an annual basis in accordance with the terms of this Section 14.6.2, but an estimate of the amount of the Transfer Premium shall be made each month and one-twelfth of such estimated amount shall be paid to Landlord promptly, but in no event later than the next date for payment of Base Rent hereunder, subject to an annual reconciliation on each anniversary date of the Transfer. If the payments to Landlord under this
Section 14.6.2 during the twelve (12) months preceding each annual reconciliation exceed the amount of Transfer Premium determined on an annual basis, then Landlord shall credit the overpayment against Tenant's future obligations under this Section 14.6.2 or if the overpayment occurs during the last year of the Transfer in question, refund the excess to Tenant. If Tenant has underpaid Landlord's share of the Transfer Premium, as determined by such annual reconciliation, Tenant shall pay the amount of such deficiency to Landlord promptly, but in no event later than the next date for payment of Basic Rent hereunder. For purposes of calculating the Transfer Premium on an annual basis, Tenant's Subleasing Costs shall be deemed to be expended by Tenant in equal monthly amounts over the entire term of the Transfer.

           14.6.3 CALCULATIONS OF RENT. In the calculations of the Rent (as it relates to the Transfer Premium calculated under Section 14.6.1 of this Lease) the Rent paid during each annual period for the Subject Space by Tenant shall be computed after adjusting such rent to the actual effective rent to be paid, taking into consideration any and all leasehold concessions granted in connection therewith, including, but not limited to, any rent credit and tenant improvement allowance. For purposes of calculating any such effective rent, all such concessions shall be amortized on a straight-line basis over the relevant term.

    14.7 LANDLORD'S RECOGNITION OF TRANSFERS UPON LEASE TERMINATION. Tenant may request, as part of its Transfer Notice, that a Transferee receive a recognition agreement (the "RECOGNITION AGREEMENT") from Landlord which provides that in the event this Lease is terminated, Landlord shall recognize the Transfer, provided that Landlord shall only be obligated to execute a Recognition Agreement with such Transferee under the following conditions (which conditions must be reflected in the Recognition Agreement): (i) such Transfer is made upon the same terms and conditions set forth in this Lease (including, without limitation, the same Base Year and the same Base Rent (per rentable square foot)), subject to equitable modifications based on the number of rentable square feet contained in the Subject Space; provided, however, the economic terms of such Transfer may be more favorable to Landlord than those set forth in this Lease, (ii) the Subject Space contains only full floors in the Building (i.e., Landlord shall have no obligation to execute a Recognition Agreement as to any space which does not constitute a full floor), (iii) all Subject Space is contiguous, (iv) the Transferee is, as of the date this Lease is terminated, a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under the subject Transfer,
(v) Landlord shall not be liable for any act or omission of Tenant,
(vi) Landlord shall not be subject to any offsets or defenses which the Transferee might have as to Tenant or to any claims for damages against Tenant,
(vii) Landlord shall not be required or obligated to credit the Transferee with any rent or additional rent paid by the Transferee to Tenant, (viii) Landlord shall not be bound by any terms or conditions of the Transfer which are inconsistent with the terms and conditions of this Lease, (ix) Landlord shall be responsible for performance of only those covenants and obligations of Tenant pursuant to the Transfer accruing after the termination of this Lease, and
(x) the Transferee shall make full and complete attornment to Landlord, as lessor, pursuant to a written agreement executed by Landlord and the Transferee, so as to establish direct privity of contract between Landlord and the Transferee with the same force and effect as though the Transfer was originally made directly between Landlord and the Transferee. Upon Landlord's written request given any time after the termination of this Lease, the Transferee shall execute a lease for the space subject to the applicable Transfer upon the same terms and conditions as set forth in the Recognition Agreement.

                                      ARTICLE 15

                                SURRENDER OF PREMISES;
                              REMOVAL OF TRADE FIXTURES

    15.1 SURRENDER OF PREMISES. No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises.

    15.2 REMOVAL OF TENANT PROPERTY BY TENANT. All articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises, which items are not a part of the tenant improvements installed in the Premises, shall remain the property of Tenant, and may be removed by Tenant at any time during the Lease Term. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear, casualty (not caused by Tenant) and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, free-standing cabinet work, and other articles of personal property owned by Tenant or installed or placed by Tenant in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord has required to be removed at the time Tenant installed such items, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal.

                                      ARTICLE 16

                                     HOLDING OVER

    If Tenant holds over after the expiration of the Lease Term hereof, or any extension thereof pursuant to Section 2.2 of this Lease, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Rent shall be payable at a monthly rate equal to one hundred twenty-five percent (125%) of the Rent applicable during the last rental period of the Lease Term under this Lease for the first two (2) months of such holdover and at a monthly rental rate equal to one hundred fifty percent (150%) of the Rent applicable during the last rental period of the Lease Term under this Lease for the third (3rd) month of such holdover, and at a monthly rental rate equal to two hundred percent (200%) of the Rent applicable during the last rental period of the Lease Term under this Lease thereafter. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Except as specifically provided above, nothing contained in this Article 16 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. Tenant acknowledges that if Tenant holds over without Landlord's consent, such holding over may compromise or otherwise affect Landlord's ability to enter into new leases with prospective tenants regarding the Premises. Therefore, if Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any losses suffered by Landlord, including lost profits, resulting from such failure to surrender.

                                      ARTICLE 17

                                ESTOPPEL CERTIFICATES

    Within twenty (20) days following a request in writing by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate, which, as submitted by Landlord, shall be substantially in the form of Exhibit E, attached hereto, (or such other commercially reasonable form as may be required by any prospective mortgagee or purchaser of the Building, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord's mortgagee or prospective mortgagee or purchasers. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. Failure of Tenant to timely execute and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception. In connection with a proposed assignment or sublease by Tenant, Landlord hereby agrees to provide to Tenant an estoppel certificate signed by Landlord, containing the same types of information, and within the same period of time, as set forth above, with such changes as are reasonably necessary to reflect that the estoppel certificate is being granted and signed by Landlord to Tenant, rather than from Tenant to Landlord or a lender. If Landlord materially deviates from the form of estoppel certificate attached as Exhibit E, Landlord shall, within thirty (30) days of Landlord's receipt of an invoice therefor, pay Tenant's actual legal fees to renew such certificate, not to exceed Two Hundred Fifty Dollars ($250.00) per hour for a maximum of two (2) hours.

                                      ARTICLE 18

                                    SUBORDINATION

    This Lease is subject and subordinate to all present and future ground or underlying leases of the Real Property and to the lien of any mortgages or trust deeds, now or hereafter in force against the Real Property and the Building, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages or trust deeds, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. In consideration of, and as a condition precedent to, Tenant's agreement to permit its interest pursuant to this Lease to be subordinated to any particular future ground or underlying lease of the Building or the Real Property or to the lien of any mortgage or trust deed, hereafter enforced against the Building or the Real Property and to any renewals, extensions, modifications, consolidations and replacements thereof, Landlord shall deliver to Tenant a commercially reasonable non-disturbance agreement executed by the landlord under such ground lease or underlying lease or the holder of such mortgage or trust deed. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage, to attorn, without any deductions or set-offs whatsoever, to the purchaser upon any such foreclosure sale if so requested to do so by such purchaser, and to recognize such purchaser as the lessor under this Lease. Tenant shall, within five (5) days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases. Landlord represents and warrants that, as of the execution and delivery of this Lease, there are no liens of any mortgages or trust deeds now in force against the Real Property and the Building, except for the deed of trust in favor of Wells Fargo Bank, N.A. Concurrently with the parties' execution and delivery of this Lease, Landlord, Tenant and

Wells Fargo Bank, N.A. shall execute and deliver a subordination, non-disturbance and attornment agreement substantially in the form of Exhibit G attached hereto and made a part hereof.

                                      ARTICLE 19

                                  DEFAULTS; REMEDIES

    19.1 DEFAULTS. The occurrence of any of the following shall constitute a default of this Lease by Tenant:

           19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, within five (5) business days of notice that the same is due, which notice shall be in addition to and not in lieu of any notice required under California Code of Civil Procedure Section 1161 or any similar or successor law; or

           19.1.2 Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided however, that any such notice shall be in addition to and not in lieu of, any notice required under California Code of Civil Procedure Section 1161 or any similar or successor law; and provided further that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30)-day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure said default, as soon as reasonably possible.

    19.2 REMEDIES UPON DEFAULT. Upon the occurrence of a default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive.

           19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

                   (i) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

                   (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                   (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                   (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease as allowed by applicable law; and

                   (v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term "rent" as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Paragraphs
19.2.1(i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the Interest Rate. As used in Paragraph 19.2.1(iii) above, the

"worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

           19.2.2 Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover Rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

    19.3 SUBLEASES OF TENANT. In the event that Landlord elects to terminate this Lease on account of any default by Tenant, as set forth in this Article 19, Landlord shall, subject to the provisions of Section 14.7 of this Lease, have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

    19.4 FORM OF PAYMENT AFTER DEFAULT. Following the occurrence of two (2) or more defaults by Tenant, Landlord shall have the right to require that any or all subsequent amounts paid by Tenant to Landlord hereunder, whether in the cure of the default in question or otherwise, be paid in the form of cash, money order, cashier's or certified check drawn on an institution acceptable to Landlord, or by other means reasonably approved by Landlord, notwithstanding any prior practice of accepting payments in any different form.

    19.5 EFFORTS TO RELET. For the purposes of this Article 19, Tenant's right to possession shall not be deemed to have been terminated by efforts of Landlord to relet the Premises, by its acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver to protect Landlord's interests hereunder. The foregoing enumeration is not exhaustive, but merely illustrative of acts which may be performed by Landlord without terminating Tenant's right to possession.

    19.6   LANDLORD DEFAULT.

           19.6.1 GENERAL. Notwithstanding anything to the contrary set forth in this Lease, Landlord shall not be in default in the performance of any obligation required to be performed by Landlord pursuant to this Lease unless Landlord fails to perform such obligation within thirty (30) days after the receipt of notice from Tenant specifying in detail Landlord's failure to perform; provided, however, if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default under this Lease if it shall commence such performance within such thirty (30) day period and shall thereafter diligently pursue the same to completion. Upon any such default by Landlord under this Lease, Tenant may, except as otherwise specifically provided in this Lease to the contrary, exercise any of its rights provided at law or in equity.

           19.6.2 ABATEMENT OF RENT. In the event that Tenant is prevented from using, and does not use, the Premises or a portion thereof, as a result of
(i) any repair, maintenance or alteration performed by Landlord, or which Landlord failed to perform, after the Lease Commencement Date and required by the Lease, which substantially interferes with Tenant's use of the Premises,
(ii) any failure to provide services, utilities or access to the Premises, or
(iii) the presence of Hazardous Materials in, on or around the Building or the Real Property in violation of any applicable law (each such set of circumstances as set forth in items (i), (ii), or (iii) above, to be known as an "ABATEMENT EVENT"), then Tenant shall give Landlord notice of such Abatement Event, and if such Abatement Event continues for four (4) consecutive business days after Landlord's receipt of any such notice or eight (8) business days after Landlord's receipt of any such notice in any twelve (12) month period (the "ELIGIBILITY PERIOD"), then the Base Rent and Tenant's Share of Direct Expenses and Tenant's obligation to pay for parking shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises; provided, however, in the event that Tenant is prevented from using, and does not use, a portion of the Premises for a period of time in excess of the Eligibility Period and the remaining portion of the Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from effectively conducting its business therein, the Base Rent and Tenant's Share of Direct Expenses and Tenant's obligation to pay for parking for the entire Premises shall be abated for such time as Tenant continues to be so prevented from using, and does not use, the Premises. If, however, Tenant reoccupies any portion of the Premises during such period, the rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Tenant from the date Tenant reoccupies such portion of the Premises. If Tenant's right to abatement occurs during a free rent period which arises after the Lease Commencement Date, Tenant's free rent period shall be extended for the number of days that the abatement period overlapped the free rent period (the "OVERLAP PERIOD"). Landlord shall have the right to extend the expiration date of the Lease for a period of time equal to the Overlap Period if Landlord sends a notice to Tenant of such election within ten (10) days following the end of the extended free rent period. Such right to abate Base Rent and Tenant's Share of Direct Expenses and Tenant's parking charges shall be Tenant's sole and exclusive remedy at law or in equity for an Abatement Event; provided, however, that if Landlord has not cured such Abatement Event within one hundred eighty
(180) days after receipt of notice from Tenant, Tenant shall have the right to terminate this Lease during the first five (5) business days of each calendar month following the end of such 180-day period until such time as Landlord has cured the Abatement Event, which right may be exercised only by delivery of notice to Landlord (the "ABATEMENT EVENT TERMINATION NOTICE") during such five business-day period, and shall be effective as of a date set forth in the Abatement Event Termination Notice (the "ABATEMENT EVENT TERMINATION DATE"), which Abatement Event Termination Date shall not be less than ten (10) business days, and not more than six (6) months, following the delivery of the Abatement Event Termination Notice. If Tenant's right to abatement occurs because of an eminent domain taking and/or because of damage or destruction to the Premises, Tenant's abatement period shall continue until Tenant has been given sufficient time and sufficient access to the Premises to rebuild that portion of the Premises, if any, which it is required to rebuild pursuant to this Lease and to install its property, furniture, fixtures, and equipment and to move in over a weekend. To the extent Tenant is entitled to abatement without regard to the Eligibility Period, because of an event described in Articles 11 or 13 of this Lease, then the Eligibility Period shall not be applicable. Notwithstanding the foregoing, Tenant shall not have the right to terminate this Lease pursuant to the terms of this Section 19.6, if, as of the date of delivery by Tenant of the Abatement Event Termination Notice, (A) the first trust deed holder of the Real Property (the "BANK") has recorded a notice of default on the Real Property or filed a notice evidencing a legal action by the Bank against Landlord on the Real Property, and (B) the Bank diligently proceeds to gain possession of the Premises and, to the extent Bank does gain possession of the Premises, Bank shall diligently proceed to cure such Abatement Event. Except as provided in this Section 19.6.2, nothing contained herein shall be interpreted to mean that Tenant is excused from paying Rent due hereunder.

           19.6.3 LANDLORD BANKRUPTCY PROCEEDING. In the event that the obligations of Landlord under this Lease are not performed during the pendency of a bankruptcy or insolvency proceeding involving the Landlord as the debtor, or following the rejection of this Lease in accordance with Section 365 of the United States Bankruptcy Code and the election of the Tenant to remain in the possession of the Premises in a bankruptcy or insolvency proceeding involving the Landlord as the debtor, then notwithstanding any provision of this Lease to the contrary, Tenant shall have the right to set off against Rents next due and owing under this Lease (i) any and all damages that it demonstrates to the Bankruptcy Court or to any other court, in legal proceedings against Landlord for which Tenant receives a final judgment against Landlord, were caused by such nonperformance of the Landlord's obligations under this Lease by Landlord, debtor-in-possession, or the bankruptcy trustee, and (ii) any and all damages caused by the nonperformance of Landlord's obligations under this Lease following any rejection of this Lease in accordance with Section 365 of the United States Bankruptcy Code.

                                      ARTICLE 20

                             COVENANT OF QUIET ENJOYMENT

    Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

                                      ARTICLE 21

                                INTENTIONALLY OMITTED

                                      ARTICLE 22

                                INTENTIONALLY OMITTED

                                      ARTICLE 23

                                        SIGNS

    23.1 FULL FLOOR TENANTS. Subject to Landlord's prior written approval, in its reasonable discretion, and provided all signs are in keeping with the quality, design and style of the Building, Tenant, if the Premises (or any portion thereof) contain an entire floor of the Building, at its sole cost and expense, may install identification signage anywhere on any full floor contained in the Premises including in the elevator lobby of any full floor, provided that such signs must not be visible from the exterior of the Building and such signs need not be consistent with the Building's signage program.

    23.2 MULTI-TENANT FLOOR TENANTS. If other tenants occupy space on the floor on which any portion of the Premises is located, Tenant's identifying signage shall be provided by Landlord, as a charge to the Tenant Improvement Allowance, and such signage shall be comparable to that used by Landlord for other similar floors in the Building and shall comply with Landlord's Building standard signage program. Notwithstanding the foregoing, Tenant shall be entitled to construct, as a part of the Tenant Improvements, identifying signage within the interior of the Premises; provided, however, that the graphics, materials, color, design, lettering, lighting and exact location of such signage shall be subject to the reasonable approval of Landlord.

    23.3 PROHIBITED SIGNAGE AND OTHER ITEMS. Any signs, notices, logos, pictures, names or advertisements which are installed and that have not been individually approved by Landlord may, upon notice to Tenant, be removed by Landlord at the sole expense of Tenant. Except as otherwise provided in this
Article 23, Tenant may not install any signs on the exterior or roof of the Building or the common areas of the Building or the Real Property. Any signs, window coverings, or blinds or other items visible from the exterior of the Premises or Building are subject to the prior written approval of Landlord, in its sole discretion. Tenant shall, prior to the expiration or earlier termination of the Lease Term, remove all of its signs and repair any damage caused by the removal of such signs.

    23.4 DIRECTORY BOARD. Landlord shall provide Tenant with signage on the Building directory located in the main Building lobby in an amount equal to one
(1) line per 1,000 rentable square feet in the Premises. The initial strips shall be at Landlord's sole cost and expense; provided, however, that any revisions shall be made by Landlord at Tenant's sole cost and expense at the rate generally charged by Landlord.

                                      ARTICLE 24

                                 COMPLIANCE WITH LAW

    Tenant shall not do anything or suffer anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations. Tenant shall be responsible, at is sole cost and expense, to make all alterations to the Premises as are required to comply with governmental rules, regulations, requirements or standards described in this Article 24, other than the making of structural changes or changes to the Building's "Base, Shell and Core," as that term is defined in Section 1.1 of the Tenant Work Letter. Landlord shall be responsible (as an Operating Expense to the extent permitted under Article 4) for making all alterations to the Common Areas, the Building's lifesafety system and the Base, Shell and Core of the Building which are required to comply with governmental rules, regulations, requirements or standards (including without limitation, the Americans With Disabilities Act of 1990).

                                      ARTICLE 25

                                     LATE CHARGES

    If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) business days after notice of Tenant's failure to pay such amounts, then Tenant shall pay to Landlord a late charge equal to two percent (2%) of the overdue amount; provided, however, that Tenant shall not be obligated to pay the first late charge that would otherwise be payable in any twelve (12) month period during the Lease Term. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid within five (5) business days after notice of such failure to pay such amounts shall thereafter bear interest until paid at a rate per annum equal to the Interest Rate.

                                      ARTICLE 26

                 LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT

    26.1 LANDLORD'S CURE. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent, except as expressly provided in this Lease. If Tenant shall fail to perform any of its obligations under this Lease, within a reasonable time after such performance is required by the terms of this Lease, Landlord may, but shall not be obligated to, after reasonable prior notice to Tenant, make any such payment or perform any such act on Tenant's part without waiving its right based upon any default of Tenant and without releasing Tenant from any obligations hereunder.

    26.2 TENANT'S REIMBURSEMENT. Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, within thirty (30) days after delivery by Landlord to Tenant of documented statements therefor: sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of Section 26.1. Tenant's obligations under this Section 26.2 shall survive the expiration or sooner termination of the Lease Term.

                                      ARTICLE 27

                                  ENTRY BY LANDLORD

    Landlord reserves the right at all reasonable times and upon reasonable prior notice to the Tenant to enter the Premises to (i) inspect them; (ii) show the Premises to prospective purchasers, mortgagees or ground or underlying lessors, or, during the last nine (9) months of the Lease Term (or Option Terms, as applicable), to prospective tenants; (iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building if necessary to comply with current building codes or other applicable laws, or for structural alterations, repairs or improvements to the Building. Notwithstanding anything to the contrary contained in this Article 27, but subject to the last two (2) sentences of this Article 27, Landlord may enter the Premises at any time to (A) perform services required of Landlord; and (B) perform any covenants of Tenant which Tenant fails to perform. Landlord may make any such entries without the abatement of Rent except as otherwise expressly provided in Section 19.6.2 of this Lease, and may take such steps as required to accomplish the stated purposes; provided, however, that any such entry shall be accomplished as expeditiously as reasonably possible and in a manner so as to cause as little interference to Tenant as reasonably possible. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises so long as Landlord timely repairs any damage caused thereby. Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises. Notwithstanding anything to the contrary contained in this
Article 27, and upon notice to Landlord, Tenant may designate certain areas of the Premises as "SECURED AREAS" should Tenant require such areas for the purpose of securing certain valuable property or confidential information. Landlord may only enter such Secured Areas upon two (2) business days' notice to Tenant which notice shall specify the date and time of such entry by Landlord; provided, however, that Landlord may enter the Secured Areas without notice to Tenant in the event of an emergency, in which case Landlord shall provide Tenant with notice of such entry promptly thereafter.

                                      ARTICLE 28

                                    TENANT PARKING

    28.1 TENANT PARKING. Tenant shall have the right to rent parking passes on a monthly basis throughout the Lease Term in the total amount set forth in
Section 11 of the Summary, which parking passes shall pertain to the On-site Parking Area. Up to six (6) of such parking passes may, at Tenant's option, be for reserved parking spaces in the On-site Parking Area at a location designated by Landlord and the remainder of such parking passes shall be for unreserved parking in the On-site Parking Area. Tenant shall provide Landlord with at least thirty (30) days prior written notice if Tenant desires to decrease or increase the actual number of parking passes rented by Tenant, subject to the maximum amount set forth in Section 11 of the Summary. Tenant shall pay to Landlord monthly parking charges for such parking passes at the prevailing rate charged by Landlord from time to time for parking in the On-site Parking Area, plus all applicable taxes and governmental charges. Tenant shall abide by all rules and regulations which are prescribed from time to time for the orderly operation and use of the On-site Parking Area and Tenant shall use its good faith efforts to cause its employees and visitors to comply with such rules and regulations. Landlord specifically reserves the right to change the size, configuration, design, layout and all other aspects of the On-site Parking Area at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, temporarily close-off or restrict access to the On-site Parking Area for purposes of permitting or facilitating any such construction, alteration or improvements so long as Landlord provides reasonably adequate substitute parking (and if the market parking charges for such substitute parking are less than the parking charges to be paid by Tenant for the On-site Parking Area as provided in this Section 28.1, Tenant shall be entitled to such reduced rate). Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control attributed hereby to the Landlord. The parking passes rented by Tenant pursuant to this Article 28 are provided to Tenant solely for use by Tenant's own personnel and such passes may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord's prior approval; provided, however, that Tenant may transfer all or a portion of the parking passes rented by Tenant pursuant to this Article 28 to a Transferee permitted under Article 14 of this Lease. For each Lease Year during the initial Lease Term, Tenant shall be entitled to purchase up to Twenty Thousand Dollars ($20,000) of visitor parking validations at a twenty-five percent (25%) discount from Landlord's normal rate charged to the other tenants in the Building for such parking validations; provided, however, that such discounted parking validations may only be used by Tenant's visitors to the Building and shall not be transferable to any other parkers.

                                      ARTICLE 29

                               MISCELLANEOUS PROVISIONS

    29.1 TERMS. The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed.

    29.2 BINDING EFFECT. Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

    29.3 NO AIR RIGHTS. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Building, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease.

    29.4 MODIFICATION OF LEASE. Should any current or prospective mortgagee or ground lessor for the Building require a modification or modifications of this Lease, which modification or modifications will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are required therefor and deliver the same to Landlord within fifteen
(15) business days following the request therefor. Landlord shall reimburse Tenant for all actual and reasonable out-of-pocket costs and expenses, up to Fifteen Hundred Dollars ($1,500.00) incurred by Tenant in connection with its execution of any such documents. Should Landlord or any such prospective mortgagee or ground lessor require execution of a short form of Lease for recording, containing, among other customary provisions, the names of the parties, a description of the Premises and the Lease Term, Tenant agrees to execute such short form of Lease and to deliver the same to Landlord within thirty (30) days following the request therefor.

    29.5 TRANSFER OF LANDLORD'S INTEREST. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Real Property and Building and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all liability under this Lease, other than with respect to obligations of Landlord which arose prior to the date of such transfer, and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of transfer, provided that any such transferee agrees in writing to be bound by this Lease and to assume all of Landlord's obligations hereunder. The liability of any transferee of Landlord shall be limited to the interest of such transferee in the Real Property and Building and such transferee shall be without personal liability under this Lease, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

    29.6 PROHIBITION AGAINST RECORDING. Except as provided in Section 29.4 of this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant, and the recording thereof shall be deemed to be a default under Section 19.1.2 of this Lease at Landlord's election.

    29.7 CAPTIONS. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

    29.8 RELATIONSHIP OF PARTIES. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

    29.9 TIME OF ESSENCE. Time is of the essence of this Lease and each of its provisions.

    29.10 PARTIAL INVALIDITY. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

    29.11 EXCULPATION. It is expressly understood and agreed that notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord Parties hereunder (including any successor landlord) and any recourse by Tenant against Landlord shall be limited solely and exclusively to the interest of Landlord in and to the Real Property and Building, and neither Landlord, nor any of its constituent partners, shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. It is further expressly understood and agreed that, notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the obligations of Tenant under this Lease do not constitute personal obligations of the individual partners, directors, officers or shareholders of Tenant, and Landlord will not seek recourse against the individual partners, directors, officers or shareholders of Tenant or any of their personal assets for satisfaction of any liability of Tenant in respect of this Lease.

    29.12 ENTIRE AGREEMENT. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease, the exhibits and schedules attached hereto, and any side letter or separate agreement executed by Landlord and Tenant in connection with this Lease and dated of even date herewith contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, shall be considered to be the only agreement between the parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Lease.

    29.13 RIGHT TO LEASE. Subject to the provisions of Section 23.5 above, Landlord reserves the absolute right to effect such other tenancies in the Building as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building.

    29.14 FORCE MAJEURE. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform (collectively, the "FORCE MAJEURE"), except with respect to (i) the obligations imposed with regard to Rent and other charges to be paid by Tenant or any monetary obligations to be paid by Landlord pursuant to this Lease, (ii) Tenant's obligations under Articles 5 and 24 of this Lease, and (iii) Landlord's obligations to make timely payments of the Tenant Improvement Allowance pursuant to the Tenant Work Letter, notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

    29.15 WAIVER OF REDEMPTION BY TENANT. Tenant hereby waives for Tenant and for all those claiming under Tenant all right now or hereafter existing to redeem the Premises after termination of Tenant's right of occupancy by order or judgment of any court or by any legal process or writ pursuant to California Code of Civil Procedure Section 729.010 through 729.090, but nothing in this Lease shall be deemed to constitute Tenant's waiver of its right to petition for relief from a forfeiture pursuant to California Code of Civil Procedure
Section 1179 or California Civil Code Section 3275.

    29.16 NOTICES. All notices, demands, statements, approvals or communications (collectively, "NOTICES") given or required to be given by either party to the other hereunder shall be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, or delivered personally (i) to Tenant at the appropriate address set forth in
Section 5 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (ii) to Landlord at the addresses set forth in Section 3 of the Summary, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given on the third (3rd) business day after the date it is mailed as provided in this Section 29.16 or upon the date personal delivery is made.
If Tenant is notified of the identity and address of Landlord's mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail.

    29.17 AUTHORITY. If Tenant is a corporation or partnership, each individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so. Furthermore, if Landlord is a corporation or partnership, each individual executing this Lease on behalf of Landlord hereby represents and warrants that Landlord is a duly formed and existing entity qualified to do business in California and that Landlord has full right and authority to execute and deliver this Lease and that each person signing on behalf of Landlord is authorized to do so.

    29.18 ATTORNEYS' FEES. If either party commences litigation against the other for the specific performance of this Lease, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred.

    29.19 GOVERNING LAW. This Lease shall be construed and enforced in accordance with the laws of the State of California.

    29.20 SUBMISSION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

    29.21 BROKERS. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary (the "BROKERS"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Landlord shall pay the brokerage commissions owing to the Brokers in connection with the transaction contemplated by this Lease pursuant to the terms of a separate written agreement between Landlord and the Brokers. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent other than the Brokers.

    29.22 INDEPENDENT COVENANTS. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not, except as expressly provided in this Lease, be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord; provided, however, that the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as notice is first given to Landlord and any holder of a mortgage or deed of trust covering the Building, Real Property or any portion thereof, of whose address Tenant has theretofore been notified.

    29.23  BUILDING NAME AND SIGNAGE.  Subject to the provisions of
Section 23.5 above, Landlord shall have the right at any time to change the name of the Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Building as Landlord may, in Landlord's sole discretion, desire. Tenant shall not use the name of the Building or use pictures or illustrations of the Building in advertising or other publicity, without the prior written consent of Landlord.

    29.24 TRANSPORTATION MANAGEMENT. With regard to all present or future programs which are the obligation of the Building as imposed by a governmental entity or authority, which programs are intended to manage parking, transportation or traffic in and around the Building, Tenant shall comply with such programs to the extent that the requirement applies to Tenant's employees and Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities.

    29.25 SUCCESSORS. Except as otherwise expressly provided herein, the obligations of this Lease shall bind and benefit the successors and assigns of the parties hereto; provided, however, that no assignment, sublease or other transfer in violation of the provisions of Article 14 shall operate to vest any rights in any putative assignee, subtenant or transferee of Tenant.

    29.26 BUSINESS DAYS. Notwithstanding anything in this Lease to the contrary, all references in this Lease to any number of days of ten (10) or less shall mean business days.

    29.27 WHEN PAYMENT IS DUE. Whenever a payment is required to be made by one party to the other under this Lease, but a specific date for payment or a specific number of days within which payment is to be made is not set forth in this Lease, or the words "immediately," "promptly" and/or "on demand," or their equivalent, are used to specify when such payment is due, then such payment shall be due thirty (30) days after the party which is entitled to such payment sends written notice to the other party demanding such payment.

    29.28 INTEREST RATE. As used herein, the term "INTEREST RATE" means the lesser of (i) the "Prime Rate" or "Reference Rate" announced from time to time by Bank of America (or such reasonable comparable national banking institution as is selected by Landlord in the event Bank of America ceases to exist or to publish a Prime Rate or Reference Rate), plus two percent (2%), or (ii) the maximum rate permitted by law.

    29.29 NO DISCRIMINATION. Tenant covenants by and for itself, its heirs, executors, administrators and assigns, and all persons claiming under or through Tenant, and this Lease is made and accepted upon and subject to the following conditions of this Section 29.29: that there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, sex, religion, marital status, ancestry or national origin in the leasing, subleasing, transferring, use, or enjoyment of the Premises, nor shall Tenant itself, or any person claiming under or through Tenant, establish or permit such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy, of tenants, lessees, sublessees, subtenants or vendees in the Premises.

    29.30 CONFIDENTIALITY. Tenant acknowledges that the content of this Lease and any related documents are confidential information. Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant's financial, legal, and space planning consultants.

    29.31 REASONABLE CONSENT. Except for matters for which there is a standard of consent or approval specifically set forth in this Lease (other than a reasonableness standard), and except for matters which could affect (i) the Building systems and equipment, (ii) the structural aspects of the Building or
(iii) the exterior appearance of the Building, in which case Landlord shall have the right to act in its sole and absolute discretion (but at all times in good faith), any time the consent or approval of Landlord or Tenant is required under this Lease, such consent or approval shall not be unreasonably withheld, conditioned or delayed. Whenever this Lease grants Landlord or Tenant the right to take action, exercise discretion, establish rules and regulations or make allocations or other determinations, Landlord and Tenant shall act reasonably and in good faith.

    29.32 AMERICANS WITH DISABILITIES ACT. Landlord warrants to Tenant that Landlord has taken or is in the process of completing the necessary steps to reasonably comply with what Landlord reasonably believes are the requirements of the Americans With Disabilities Act in effect as of the date of this Lease as it pertains to the common areas of the Building and the Real Property. Landlord further represents to Tenant that the Operating Expenses shall not include any cost incurred by Landlord in connection with upgrading the Building to comply with the requirements of the Americans With Disabilities Act which Landlord reasonably believes are in effect as of the date of this Lease, including penalties or damages incurred due to such noncompliance. Landlord shall indemnify, defend, protect and hold harmless Tenant and its agents, contractors and employees from any and all loss, cost, damage, expense and liability (including, without limitation, reasonable court costs and reasonable attorneys' fees) incurred in connection with or arising from the noncompliance of the Common Areas of the Building and the Real Property (excluding the Premises) with the Americans With Disabilities Act.

    29.33  HAZARDOUS MATERIALS.

           29.33.1 DEFINITION. As used herein, the term "HAZARDOUS MATERIAL" means any hazardous or toxic substance, material or waste which is or becomes regulated by, or is dealt with in, any local governmental authority, the State of California or the United States Government. Accordingly, the term "Hazardous Material" includes, without limitation, any material or substance which is
(i) defined as a "hazardous waste," "extremely hazardous waste" or "restricted hazardous waste" under Sections 25115, 25117 or 25122.7, or listed pursuant to
Section 25140 of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law), (ii) defined as a "hazardous substance" under
Section 25316 of the California Health and Safety Code, Division 20, Chapter
6.95 (Hazardous Materials Release Response Plans and Inventory), (iii) defined as a "hazardous substance" under Section 25281 of the California Health and Safety Code, Division 20, Chapter 6.7 (Underground Storage of Hazardous Substances), (iv) petroleum, (v) asbestos, (vi) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, division 4, Chapter 20, (vii) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C.
1317), (viii) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6902 et seq. (42 U.S.C. Section 6903), or (ix) defined as a "hazardous substance" pursuant to
Section 101 of the Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. (42 U.S.C. Section 9601).

           29.33.2 COMPLIANCE COST. Tenant acknowledges that Landlord may incur costs (A) for complying with laws, codes, regulations or ordinances relating to Hazardous Material, or (B) otherwise in connection with Hazardous Material including, without limitation, the following: (i) Hazardous Material present in soil or ground water; (ii) Hazardous Material that migrates, flows, percolates, diffuses or in any way moves onto or under the Real Property;
(iii) Hazardous Material present on or under the Real Property as a result of any discharge, dumping or spilling (whether accidental or otherwise) on the Real Property by other tenants of the Real Property or their agents, employees, contractors or invitees, or by others; and (iv) material which becomes Hazardous Material due to a change in laws, codes, regulations or ordinances which relate to hazardous or toxic material, substances or waste. Except as provided below, Tenant agrees that the costs incurred by Landlord with respect to, or in connection with, the Real Property for complying with laws, codes, regulations or ordinances relating to Hazardous Material shall be an Operating Expense, unless the cost of such compliance, as between Landlord and Tenant, is made the responsibility of Tenant under this Lease. Notwithstanding the foregoing, the following costs shall not be included in Operating Expenses and shall not be the obligation of Tenant: (A) costs incurred to comply with laws relating to the removal of Hazardous Material which was in existence on the Real Property prior to the Lease Commencement Date, and was of such a nature that a federal, state or municipal governmental authority, if it had then had knowledge of the presence of such Hazardous Material, in the state, and under the conditions that it existed on the Real Property, would have then required the removal of such Hazardous Material or other remedial or containment action with respect thereto; and (B) costs incurred to remove, remedy, contain, or treat Hazardous Material, which Hazardous Material is brought onto the Real Property after the date hereof by Landlord or any other tenant of the Real Property and is of such a nature, at that time, that a federal, state or municipal governmental authority, if it had then had knowledge of the presence of such Hazardous Material, in the state, and under the conditions, that it exists on the Real Property, would have then required the removal of such Hazardous Material or other remedial or containment action with respect thereto. To the extent any such Operating Expense relating to Hazardous Material is subsequently recovered or reimbursed through insurance, or from responsible third parties, or other action, Tenant shall be entitled to its proportionate share of such Operating Expense to which such recovery or reimbursement relates.

           29.33.3 REPRESENTATION BY LANDLORD. Landlord hereby represents and warrants to Tenant that, to the best of Landlord's actual present knowledge, as of the date upon which this Lease was fully executed, the Premises are in compliance with all laws, rules, regulations, orders and requirements of all federal, state, county and local governmental authorities with respect to Hazardous Materials ("HAZARDOUS MATERIALS LAWS") and the presence, use, treatment, storage, removal and handling thereof. Landlord shall indemnify, defend, protect and hold harmless Tenant from any and all loss, cost, damage, expense and liability (including, without limitation, reasonable attorneys' fees) incurred by Tenant in connection with or arising from (a) the breach by Landlord of the representation set forth in this Section 29.33.3 above, and
(b) Landlord's introduction of Hazardous Materials in, on or about the Real Property in violation of Hazardous Materials Laws at the time of such introduction.

    29.34 STORAGE SPACE. Effective as of the Lease Commencement Date, and continuing throughout the Lease Term, including the Option Terms (if applicable), Landlord shall lease to Tenant approximately five hundred (500) usable square feet of storage space to be located in the On-site Parking Area of the Building at a location designated by Landlord. Said storage space shall be delivered to Tenant on an "AS-IS" basis, except that Landlord shall provide fencing around such storage area with a gate and an entrance to such storage space (provided that Tenant shall be required to furnish its own lock to such gate and to provide Landlord with a key to such lock); if Tenant desires make any alterations to such storage area, such alterations shall be made subject to, and in accordance with, Article 8 of this Lease. In consideration of Tenant's right to use such storage space, Tenant shall pay to Landlord, as additional rent, One Dollar ($1.00) per rentable square foot contained within the storage space per month during each month of the Lease Term (on a gross basis with no additional obligation for Operating Expenses as a result of Tenant's use of such storage space). The rate payable for such storage space during the Option Terms (if applicable) shall be determined as a component of the Option Rent. Such storage area shall be considered to be a portion of the Premises for purposes of
Article 10 of this Lease. Tenant agrees not to store any flammable or highly combustible materials in the storage area. Tenant agrees that Landlord and its agents may enter and inspect the storage area and any goods stored therein at any time during regular business hours upon giving twenty-four (24) hours prior notice to Tenant and so long as accompanied by a representative of Tenant.

    IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

                                       "Landlord":

                                       LANDMARK SQUARE ASSOCIATES, L.P.
                                       a California limited partnership

                                       By:  Cushman Landmark Ltd., a California
                                            limited partnership, a general
                                            partner

                                            By:  Cushman Investment and
                                                 Development Corporation, a
                                                 California corporation, a
                                                 general partner

                                                 By:
                                                    -----------------------
                                                 Name:     Stuart R. Essery
                                                 Title:    Vice President

                                  "Tenant":

                                  FCG ENTERPRISES, INC., a California
                                  corporation, dba First Consulting Group

                                  By:
                                       -------------------------------------
                                       Its:
                                           ---------------------------------
                                  By:
                                       -------------------------------------
                                       Its:
                                           ---------------------------------

                                      EXHIBIT A
                                   LANDMARK SQUARE

                          OUTLINE OF FLOOR PLAN OF PREMISES





                                  EXHIBIT A - Page 1

                                      EXHIBIT B

                                   LANDMARK SQUARE

                                  TENANT WORK LETTER

    This Tenant Work Letter shall set forth the terms and conditions relating to the construction of the Premises. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All references in this Tenant Work Letter to Articles or Sections of "this Lease" shall mean the relevant portions of Articles 1 through 29 of this Lease to which this Tenant Work Letter is attached as Exhibit B, and all references in this Tenant Work Letter to Sections of "this Tenant Work Letter" shall mean the relevant portions of Sections 1 through 6 of this Tenant Work Letter.

                                      SECTION 1


                   LANDLORD'S INITIAL CONSTRUCTION IN THE PREMISES

    1.1 BASE, SHELL AND CORE OF THE PREMISES AS CONSTRUCTED BY LANDLORD. Landlord shall construct, at its sole cost and expense, the base, shell, and core (i) of the Premises and (ii) of the floor of the Building on which the Premises is located (collectively, the "BASE, SHELL, AND CORE") in accordance with the plans and specifications for the Base, Shell, and Core and in full compliance with all local building codes ("CODE") applicable on an unoccupied basis including, without limitation, the existing requirements of the Americans With Disabilities Act. The Base, Shell and Core shall include only the following items.

         1.1.1     CORE IMPROVEMENTS.

              1.1.1.1 TOILET ROOMS. The men's and women's toilets shall be complete with countertops, ceramic tile walls and floors, lavatory mirrors, lighting in ceilings, toilet partitions and high quality fixtures.

              1.1.1.2 PASSENGER ELEVATOR LOBBY. The passenger elevator lobby shall be complete with (i) fire/smoke doors, installed complete with hardware and metal frames, (ii) interior core walls, which will be drywall, taped and sanded ready for paint, and (iii) elevator doors and frames, and call button face plates.

              1.1.1.3 TELEPHONE ROOM AND ELECTRICAL ROOM. The telephone and electrical rooms will include a telephone backboard, and electrical distribution panelboard and transformer (the "PANELBOARD AND TRANSFORMER") for lighting and power for each full floor Tenant occupies (to the extent Tenant only partially occupies a floor, a portion of the Panelboard and Transformer on such floor, based upon the proportionate amount of area occupied on such floor occupied by Tenant, shall be available to Tenant). In addition, if required, Landlord shall provide an additional electrical distribution panelboard for power on the fifteenth (15th) floor.

              1.1.1.4 LIFESAFETY. The lifesafety system shall be completed in accordance with applicable Codes and on an open-plan, unoccupied basis within the service elevator lobby area, the stairwells, the passenger elevator lobby area, the toilet rooms, and the areas outside the core.

              1.1.1.5 BALANCE OF CORE. All exposed core doors shall be completed with hollow metal frames, and hardware, and all exterior/ exposed wall surfaces of the core shall be drywall, taped and sanded ready for paint. The balance of the core shall also include exit signs and fire extinguishers as required by Code for unoccupied space.

              1.1.1.6 HVAC. The main distribution loop and pneumatic lines for the heating, ventilation and air conditioning system (collectively, the "HVAC WORK").

                                      EXHIBIT B

              1.1.1.7 SPRINKLER. The sprinkler system, which shall include main floor shut-off valves, alarms, heads installed with deflectors and the primary loop piping and distribution piping (collectively, the "SPRINKLER WORK").
              1.1.1.8 SERVICE ELEVATOR LOBBY. The service elevator lobby shall be complete with vinyl composition tile floors, resilient base, painted walls, painted gypsum board ceiling and lighting (collectively, the "SERVICE ELEVATOR LOBBY").

              1.1.1.9 PERIMETER DRYWALL. The inside face of perimeter wall (nonglass surfaces), window sill, and column covers shall be drywall, screwed in place (collectively, the "PERIMETER DRYWALL").

         1.1.2 BASE AND SHELL IMPROVEMENTS. The structural frame of the Building shall be complete, including fireproofing and finished slab ready for floor coverings.

    1.2 LANDLORD WORK. Landlord shall, at Tenant's sole cost and expense, construct, install and/or stockpile (as set forth below in this Section 1.2) the following items on the floor or floors of the Building containing the Premises (collectively, the "LANDLORD WORK"), which Landlord Work (as well as the Base, Shell and Core work and Building standard mechanical and electrical engineering, and lifesafety work) shall be installed or constructed, unless otherwise indicated, in compliance with, and only to the extent required by, Code and on an open-plan, unoccupied basis. Tenant may not change or alter the Landlord Work. The unit pricing for the Landlord Work is set forth in Schedule 1, attached hereto.

         1.2.1 WINDOW COVERINGS. Window coverings shall be stockpiled and subsequently installed (collectively, the "WINDOW COVERINGS").

         1.2.2 ENERGY MANAGEMENT SYSTEM. Consists of lighting and HVAC controls to allow for individual tenant use during non-building hours and when the systems are not normally in use (collectively, the "ENERGY MANAGEMENT SYSTEM").

         1.2.3 PUBLIC CORRIDOR (ONLY AS TO THAT PORTION OF THE PREMISES, IF ANY, WHICH OCCUPIES A PARTIAL FLOOR, RATHER THAN A FULL FLOOR, OF THE BUILDING). The public corridor wall ready on tenant side for finish and any necessary penetrations, fire dampers, and sound traps (the "PUBLIC CORRIDOR").

         1.2.4 DEMISING WALLS BETWEEN TENANTS (ONLY AS TO THAT PORTION OF THE PREMISES, IF ANY, WHICH OCCUPIES A PARTIAL FLOOR, RATHER THAN A FULL FLOOR, OF THE BUILDING). The demising partitions between tenants ready for finish on tenant side only and any necessary penetrations, fire dampers, and sound traps (the "DEMISING WALLS").

         1.2.5 ADDITIONAL PANELBOARDS AND TRANSFORMERS. The total cost of additional electrical distribution panelboards and/or transformers, as required by Tenant, in excess of the existing Panelboard and Transformer and the additional panelboard described in Section 1.1.1.3 above (if necessary).

                                      SECTION 2

                                 TENANT IMPROVEMENTS

    2.1 TENANT IMPROVEMENT ALLOWANCE. Tenant shall be entitled to a one-time tenant improvement allowance (the "TENANT IMPROVEMENT ALLOWANCE") in the amount of $35.00 per usable square foot of the Premises for the costs relating to the initial design and construction of Tenant's improvements, including the Landlord Work, which are permanently affixed to the Premises (the "TENANT IMPROVEMENTS"). In no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the Tenant Improvement Allowance. In the event the cost of the Tenant Improvement Allowance Items is less than the total Tenant Improvement Allowance, Tenant shall be entitled to use up to One Dollar ($1.00) per usable square foot of the Premises of such unused portion of the Tenant Improvement Allowance to reimburse Tenant for costs incurred by Tenant in connection with moving its personal property to the Premises and fifty percent (50%) of any remaining unused

                                  EXHIBIT B - Page 2
portion of the Tenant Improvement Allowance shall be applied as a credit against Tenant's first obligations to pay Base Rent for the Premises under the Lease, up to a maximum such credit of One Dollar ($1.00) per usable square foot of the Premises. Tenant shall not be entitled to any credit for any unused portion of the Tenant Improvement Allowance to the extent such unused portion exceeds the One Dollar ($1.00) per usable square foot of the Premises for moving costs and the One Dollar ($1.00) per usable square foot of the Premises for a Base Rent credit as provided above. All Tenant Improvements for which the Tenant Improvement Allowance has been made available shall be deemed Landlord's property under the terms of Section 8.5 of the Lease.

    2.2  DISBURSEMENT OF THE TENANT IMPROVEMENT ALLOWANCE.

         2.2.1 TENANT IMPROVEMENT ALLOWANCE ITEMS. Except as otherwise set forth in this Tenant Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord only for the following items and costs (collectively the "TENANT IMPROVEMENT ALLOWANCE ITEMS"):

              2.2.1.1 Payment of the fees of the "Architect" and the "Engineers," as those terms are defined in Section 3.1 of this Tenant Work Letter, which fees shall, notwithstanding anything to the contrary contained in this Tenant Work Letter, not exceed an aggregate amount equal to $4.00 per usable square foot of the Premises, and payment of the fees incurred by, and the cost of documents and materials supplied by, Landlord and Landlord's consultants in connection with the preparation and review of the "Construction Drawings," as that term is defined in Section 3.1 of this Tenant Work Letter;

              2.2.1.2 The payment of plan check, permit and license fees relating to construction of the Tenant Improvements;

              2.2.1.3 The cost of construction of the Tenant Improvements, including, without limitation, testing and inspection costs, and trash removal costs, and contractors' fees and general conditions;

              2.2.1.4 The cost of any changes in the Base, Shell and Core work or the Landlord Work when such changes are required by the Construction Drawings (including if such changes are due to the fact that such work is prepared on an unoccupied basis), such cost to include all direct architectural and/or engineering fees and expenses incurred in connection therewith;

              2.2.1.5 The cost of any changes to the Construction Drawings, Tenant Improvements or Landlord's Work required by Code;

              2.2.1.6  Sales and use taxes and Title 24 fees;

              2.2.1.7  The cost of the Landlord Work; and

              2.2.1.8 All other costs to be expended by Landlord in connection with the construction of the Tenant Improvements.

         2.2.2 DISBURSEMENT OF TENANT IMPROVEMENT ALLOWANCE. During the construction of the Tenant Improvements, Landlord shall make monthly disbursements of the Tenant Improvement Allowance for Tenant Improvement Allowance Items for the benefit of Tenant and shall authorize the release of monies for the benefit of Tenant as follows.

              2.2.2.1  MONTHLY DISBURSEMENTS.  On or before the twentieth
(20th) day of each calendar month during the construction of the Tenant Improvements (or such other date as Landlord may designate), Tenant shall deliver to Landlord: (i) a request for payment of the "Contractor," as that term is defined in Section 4.1 of this Tenant Work Letter, approved by Tenant and Tenant's Architect, in a form to be provided by Landlord, showing the schedule, by trade, of percentage of completion of the Tenant Improvements in the Premises, detailing the portion of the work completed and the portion not completed, and demonstrating that the relationship between the cost of the work completed and the cost of the work to be completed


                                  EXHIBIT B - Page 3
complies with the terms of the "Construction Budget," as that term is defined in
Section 4.2.1 of this Tenant Work Letter; (ii) invoices from all of "Tenant's Agents," as that term is defined in Section 4.1.2 of this Lease, for labor rendered and materials delivered to the Premises; (iii) executed mechanic's lien releases from all of Tenant's Agents which shall comply with the appropriate provisions, as reasonably determined by Landlord, of California Civil Code
Section 3262(d); and (iv) all other information reasonably requested by Landlord. Tenant's request for payment shall be deemed Tenant's acceptance and approval of the work furnished and/or the materials supplied as set forth in Tenant's payment request. On or before the twenty-first (21st) day of the following calendar month, Landlord shall deliver a check to Contractor in payment of the lesser of: (A) the amounts so requested by Tenant, as set forth in this Section 2.2.2.1, above, less a ten percent (10%) retention (the aggregate amount of such retentions to be known as the "FINAL RETENTION"), and
(B) the balance of any remaining available portion of the Tenant Improvement Allowance (not including the Final Retention), provided that Landlord does not dispute any request for payment based on non-compliance of any work with the "Approved Working Drawings", as that term is defined in Section 3.4 below, or due to any substandard work, or for any other reason. Landlord's payment of such amounts shall not be deemed Landlord's approval or acceptance of the work furnished or materials supplied as set forth in Tenant's payment request.

              2.2.2.2 FINAL RETENTION. Subject to the provisions of this Tenant Work Letter, a check for the Final Retention payable to Contractor shall be delivered by Landlord to Contractor following the completion of construction of the Premises, provided that (i) Tenant delivers to Landlord properly executed mechanics lien releases in compliance with both California Civil Code
Section 3262(d)(2) and either Section 3262(d)(3) or Section 3262(d)(4), and
(ii) Landlord has determined that no substandard work exists which adversely affects the mechanical, electrical, plumbing, heating, ventilating and air conditioning, life-safety or other systems of the Building, the curtain wall of the Building, the structure or exterior appearance of the Building, or any other tenant's use of such other tenant's leased premises in the Building.

              2.2.2.3 OTHER TERMS. Landlord shall only be obligated to make disbursements from the Tenant Improvement Allowance to the extent costs are incurred by Tenant for Tenant Improvement Allowance Items. All Tenant Improvement Allowance Items for which the Tenant Improvement Allowance has been made available shall be deemed Landlord's property under the terms of
Section 8.5 of this Lease.

    2.3 STANDARD TENANT IMPROVEMENT PACKAGE. Landlord has established specifications (the "SPECIFICATIONS") for the Building standard components to be used in the construction of the Tenant Improvements in the Premises (collectively, the "STANDARD IMPROVEMENT PACKAGE"), which Specifications are set forth on Schedule 2, attached hereto. The quality of Tenant Improvements shall be equal to or of greater quality than the quality of the Specifications, provided that Landlord approves any deviation from the Specifications. Landlord may make changes to the Specifications for the Standard Improvement Package from time to time.

                                      SECTION 3

                                CONSTRUCTION DRAWINGS

    3.1 SELECTION OF ARCHITECT/CONSTRUCTION DRAWINGS. Tenant shall retain the architect/space planner designated by Landlord (the "ARCHITECT") to prepare the "Construction Drawings," as that term is defined in this Section 3.1. Tenant shall retain the engineering consultants designated by Landlord (the "ENGINEERS") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, lifesafety, and sprinkler work in the Premises, which work is not part of the Base, Shell and Core work or Landlord Work. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "CONSTRUCTION DRAWINGS." All Construction Drawings shall comply with the drawing format and specifications determined by Landlord as set forth on Schedule 3, attached hereto, and shall be subject to Landlord's approval. In connection therewith, Landlord shall supply Tenant with blue-line or sepia floorplate backgrounds and


                                  EXHIBIT B - Page 4
building standard details. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans (including the Landlord Work), and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant's waiver and indemnity set forth in Section 10.1 of this Lease shall specifically apply to the Construction Drawings.

    3.2 FINAL SPACE PLAN. Tenant shall supply Landlord with four (4) copies signed by Tenant of its final space plan for the Premises before any architectural working drawings or engineering drawings have been commenced. The final space plan (the "FINAL SPACE PLAN") shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein. Landlord may request clarification or more specific drawings for special use items not included in the Final Space Plan. Landlord shall advise Tenant within five (5) business days after Landlord's receipt of the Final Space Plan for the Premises if the same is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall promptly cause the Final Space Plan to be revised to correct any deficiencies or other matters Landlord may reasonably require.

    3.3 FINAL WORKING DRAWINGS. After the Final Space Plan has been approved by Landlord, Tenant shall supply the Engineers with a complete listing of standard and non-standard equipment and specifications, including, without limitation, Btu calculations, electrical requirements and special electrical receptacle requirements for the Premises, to enable the Engineers and the Architect to complete the "Final Working Drawings" (as that term is defined below) in the manner as set forth below. Upon the approval of the Final Space Plan by Landlord and Tenant, Tenant shall promptly cause the Architect and the Engineers to complete the architectural and engineering drawings for the Premises, and Architect shall compile a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "FINAL WORKING DRAWINGS") and shall submit the same to Landlord for Landlord's approval. Tenant shall supply Landlord with four (4) copies signed by Tenant of such Final Working Drawings. Landlord shall advise Tenant within five (5) business days after Landlord's receipt of the Final Working Drawings for the Premises if the same is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall immediately revise the Final Working Drawings in accordance with such review and any disapproval of Landlord in connection therewith.

    3.4 APPROVED WORKING DRAWINGS. The Final Working Drawings shall be approved by Landlord (the "APPROVED WORKING DRAWINGS") prior to the commencement of construction of the Premises by Tenant. Concurrently with Landlord's review and approval of the Final Working Drawings, Tenant may submit the same to the appropriate governmental authorities for all applicable building permits.
Tenant hereby agrees that neither Landlord nor Landlord's consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises and that obtaining the same shall be Tenant's responsibility; provided, however, that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy. No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, which consent may not be unreasonably withheld.


                                  EXHIBIT B - Page 5

                                      SECTION 4


                       CONSTRUCTION OF THE TENANT IMPROVEMENTS

    4.1  TENANT'S SELECTION OF CONTRACTORS.

         4.1.1 THE CONTRACTOR. A general contractor shall be retained by Tenant to construct the Tenant Improvements. Such general contractor ("CONTRACTOR") shall be selected by Tenant from among Innerspace, Johnston and Turelk and a fourth (4th) contractor to be mutually agreed upon by Landlord and Tenant. Landlord's representative shall be entitled to receive a copy of each bid at the time of bid presentation and to participate in the reconciliation to adjust inconsistent or incorrect assumptions so that a like-kind comparison can be made a low bidder determined. The Contractor selected by Tenant shall be subject to Landlord's reasonable approval and Tenant shall deliver to Landlord notice of its selection of the Contractor.

         4.1.2 TENANT'S AGENTS. All subcontractors, laborers, materialmen, and suppliers used by Tenant (such subcontractors, laborers, materialmen, and suppliers, and the Contractor to be known collectively as "TENANT'S AGENTS") must be approved in writing by Landlord prior to submittal to bid, which approval shall not be unreasonably withheld or delayed; provided that, in any event, Tenant must contract with Landlord's base building subcontractors for any mechanical, electrical, life safety, structural, heating, ventilation, and air-conditioning work in the Premises. Additionally, prior to any of Tenant's Agents delivering materials to the Premises or performing work in the Building, such Tenant's Agents must execute and deliver to Landlord's representative an appropriately executed version of the Building standard hold harmless agreement, as set forth in Schedule 4, attached hereto.

    4.2  CONSTRUCTION OF TENANT IMPROVEMENTS BY TENANT'S AGENTS.

         4.2.1 CONSTRUCTION CONTRACT; COST BUDGET. Prior to Tenant's execution of the construction contract and general conditions with Contractor (the "CONTRACT"), Tenant shall submit the Contract to Landlord for its approval, which approval shall not be unreasonably withheld or delayed. Prior to the commencement of the construction of the Tenant Improvements, and after Tenant has accepted all bids for the Tenant Improvements, Tenant shall provide Landlord with a detailed breakdown, by trade, of the final costs to be incurred or which have been incurred in connection with the design and construction of the Tenant Improvements to be performed by or at the direction of Tenant or the Contractor (which costs form a basis for the amount of the Contract, if any (the "FINAL COSTS"). Within five (5) business days of the receipt of the Final Costs by Landlord, Landlord shall deliver to Tenant a construction budget (the "CONSTRUCTION BUDGET"), the amount of which Construction Budget shall be equal to (i) the Final Costs plus (ii) the other costs of design and construction of the Premises as determined by Landlord (to the extent not already included in the Final Costs), which costs shall include, but not be limited to, the cost of the Landlord Work, the cost of any Standard Improvement Package items to be used by Tenant, and the costs of the Architect and Engineers fees. Prior to the commencement of construction of the Tenant Improvements, Tenant shall supply Landlord with cash in an amount (the "OVER-ALLOWANCE AMOUNT") equal to the difference between the amount of the Construction Budget and the amount of the Tenant Improvement Allowance (less any portion thereof already disbursed by Landlord, or in the process of being disbursed by Landlord, on or before the commencement of construction of the Tenant Improvements). The Over-Allowance Amount shall be disbursed by Landlord prior to the disbursement of any of the then remaining portion of the Tenant Improvement Allowance, and such disbursement shall be pursuant to the same procedure as the Tenant Improvement Allowance. In the event that, after the Construction Budget has been delivered by Landlord to Tenant, the costs relating to the design and construction of the Tenant Improvements shall change, any additional costs necessary to such design and construction in excess of the Construction Budget, shall be paid by Tenant to Landlord immediately as an addition to the Over-Allowance Amount or at Landlord's option, Tenant shall make payments for such additional costs out of its own funds, but Tenant shall continue to provide Landlord with the documents described in Sections 2.2.2.1 (i), (ii), (iii) and (iv) of this Tenant work letter, above, for Landlord's approval, prior to Tenant paying such costs.


                                  EXHIBIT B - Page 6

         4.2.2     TENANT'S AGENTS.

              4.2.2.1 LANDLORD'S GENERAL CONDITIONS FOR TENANT'S AGENTS AND TENANT IMPROVEMENT WORK. Tenant's and Tenant's Agent's construction of the Tenant Improvements shall comply with the following: (i) the Tenant Improvements shall be constructed in strict accordance with the Approved Working Drawings; (ii) Tenant and Tenant's Agents shall not, in any way, interfere with, obstruct, or delay, the work of Landlord's base building contractor and subcontractors with respect to the Base, Shell and Core, the Landlord Work, or any other work in the Building; (iii) Tenant's Agents shall submit schedules of all work relating to the Tenant's Improvements to Contractor and Contractor shall, within five (5) business days of receipt thereof, inform Tenant's Agents of any changes which are necessary thereto, and Tenant's Agents shall adhere to such corrected schedule; and (iv) Tenant shall abide by all rules made by Landlord's Building contractor or Landlord's Building manager with respect to the use of freight, loading dock and service elevators, storage of materials, coordination of work with the contractors of other tenants, and any other matter in connection with this Tenant Work Letter, including, without limitation, the construction of the Tenant Improvements.

              4.2.2.2  INTENTIONALLY OMITTED.

              4.2.2.3 INDEMNITY. Tenant's indemnity of Landlord as set forth in Section 10.1 of this Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant's Agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant's non-payment of any amount arising out of the Tenant Improvements and/or Tenant's disapproval of all or any portion of any request for payment. Such indemnity by Tenant, as set forth in Section 10.1 of this Lease, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Landlord's performance of any ministerial acts reasonably necessary (i) to permit Tenant to complete the Tenant Improvements, and (ii) to enable Tenant to obtain any building permit or certificate of occupancy for the Premises.

              4.2.2.4  REQUIREMENTS OF TENANT'S AGENTS.  Each of Tenant's
Agents shall guarantee to Tenant and for the benefit of Landlord that the portion of the Tenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one
(1) year from the date of completion thereof. Each of Tenant's Agents shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the later to occur of (i) completion of the work performed by such contractor or subcontractors and (ii) the Lease Commencement Date. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Improvements, and/or the Building and/or common areas that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the Contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.

              4.2.2.5  INSURANCE REQUIREMENTS.

                   4.2.2.5.1 GENERAL COVERAGES. All of Tenant's Agents shall carry worker's compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in Article 10 of this Lease.

                   4.2.2.5.2 SPECIAL COVERAGES. Tenant shall carry "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of the Tenant Improvements, and such other insurance as Landlord may reasonably require, it being understood and agreed that the Tenant Improvements shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord


                                  EXHIBIT B - Page 7
including, but not limited to, the requirement that all of Tenant's Agents shall carry excess liability and Products and Completed Operation Coverage insurance, each in amounts not less than $500,000 per incident, $1,000,000 in aggregate, and in form and with companies as are required to be carried by Tenant as set forth in Article 10 of this Lease.

                   4.2.2.5.3 GENERAL TERMS. Certificates for all insurance carried pursuant to this Section 4.2.2.5 shall be delivered to Landlord before the commencement of construction of the Tenant Improvements and before the Contractor's equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing said policy will give Landlord thirty (30) days prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. In the event that the Tenant Improvements are damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant's sole cost and expense. Tenant's Agents shall maintain all of the foregoing insurance coverage in force until the Tenant Improvements are fully completed and accepted by Landlord, except for any Products and Completed Operation Coverage insurance required by Landlord, which is to be maintained for ten (10) years following completion of the work and acceptance by Landlord and Tenant. All policies carried under this Section 4.2.2.5 shall insure Landlord and Tenant, as their interests may appear, as well as Contractor and Tenant's Agents, and shall name as additional insureds Cushman Landmark Ltd., Asahi Urban (U.S.A.) Development Corporation, Landmark Square Investors Ltd., Cushman Realty Corporation, Cushman Investment and Development Corporation, Cushman Management Corporation, and all mortgagees of the Real Property. All insurance, except Workers' Compensation, maintained by Tenant's Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the owner and that any other insurance maintained by owner is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under Section 4.2.2.3 of this Tenant Work Letter.

         4.2.3 GOVERNMENTAL COMPLIANCE. The Tenant Improvements shall comply in all respects with the following: (i) the Code and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer's specifications.

         4.2.4 INSPECTION BY LANDLORD. Landlord shall have the right to inspect the Tenant Improvements at all times, provided however, that Landlord's failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord's rights hereunder nor shall Landlord's inspection of the Tenant Improvements constitute Landlord's approval of the same. Should Landlord disapprove any portion of the Tenant Improvements, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or disapproval by Landlord of, the Tenant Improvements shall be rectified by Tenant at no expense to Landlord, provided however, that in the event Landlord determines that a defect or deviation exists or disapproves of any matter in connection with any portion of the Tenant Improvements and such defect, deviation or matter might adversely affect the mechanical, electrical, plumbing, heating, ventilating and air conditioning or life-safety systems of the Building, the structure or exterior appearance of the Building or any other tenant's use of such other tenant's leased premises, Landlord may, take such action as Landlord deems necessary, at Tenant's expense and without incurring any liability on Landlord's part, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Tenant Improvements until such time as the defect, deviation and/or matter is corrected to Landlord's satisfaction.

         4.2.5 MEETINGS. Commencing upon the execution of this Lease, Tenant shall hold weekly meetings at a reasonable time, with the Architect and the Contractor regarding the progress of the preparation of Construction Drawings and the construction of the Tenant Improvements, which meetings shall be held at a location designated by Landlord, and Landlord and/or its agents shall receive prior notice of, and shall have the right to attend, all such meetings, and, upon Landlord's request, certain of Tenant's Agents shall attend such meetings. In addition,


                                  EXHIBIT B - Page 8
minutes shall be taken at all such meetings, a copy of which minutes shall be promptly delivered to Landlord. One such meeting each month shall include the review of Contractor's current request for payment.

    4.3 NOTICE OF COMPLETION; COPY OF "AS BUILT" PLANS. Within ten (10) days after completion of construction of the Tenant Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the County of Los Angeles in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so, Landlord, after providing Tenant with two (2) days notice, may execute and file the same on behalf of Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense. At the conclusion of construction, (i) Tenant shall cause the Architect and Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify to the best of their knowledge that the "record-set" of as-built drawings are true and correct, which certification shall survive the expiration or termination of this Lease, and (C) to deliver to Landlord two (2) sets of sepias of such as-built drawings within ninety (90) days following issuance of a certificate of occupancy for the Premises, and
(ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises.

    4.4 COORDINATION BY TENANT'S AGENTS WITH LANDLORD. Upon Tenant's delivery of the Contract to Landlord under Section 4.2.1 of this Tenant Work Letter, Tenant shall furnish Landlord with a schedule setting forth the projected date of the completion of the Tenant Improvements and showing the critical time deadlines for each phase, item or trade relating to the construction of the Tenant Improvements. After receipt of such schedule, Landlord shall inform Tenant of the anticipated schedule of Landlord's completion of any Base, Shell, and Core work or Landlord Work which was not completed prior to the execution of this Lease.

                                      SECTION 5

                           DELAY OF LEASE COMMENCEMENT DATE

    5.1 LEASE COMMENCEMENT DATE DELAYS. The Lease Commencement Date shall occur as provided in Section 7.2 of the Summary, provided that the date described in the Section 7.2(ii) component of the definition of Lease Commencement Date shall be delayed by the number of days of delay of the "substantial completion of the Tenant Improvements," as that term is defined below in this Section 5, in the Premises which is caused solely by a "Lease Commencement Date Delay." As used herein, the term "LEASE COMMENCEMENT DATE DELAY" shall mean only an actual delay resulting from fire, earthquake, explosion, flood, hurricane, the elements, acts of God or the public enemy, war, invasion, insurrection, rebellion, riots, industry-wide labor strikes or lockouts (which objectively preclude Tenant from obtaining from any source union labor or substitute materials necessary for completing the Tenant Improvements), or governmental acts (which do not specifically relate to the construction of the Tenant Improvements and which objectively preclude construction of tenant improvements in the Building by any person).

    5.2 DETERMINATION OF LEASE COMMENCEMENT DATE DELAY. If Tenant contends that a Lease Commencement Date Delay has occurred, Tenant shall notify Landlord in writing within two (2) business days of each of (i) the date upon which such Lease Commencement Date Delay becomes known or should have become known to Tenant or Tenant's Agents, and (ii) the date upon which such Lease Commencement Date Delay ends. Tenant's failure to deliver either or both of such notices to Landlord within the required time period shall be deemed to be a waiver by Tenant of the contended Lease Commencement Date Delay to which such notices would have related. Promptly following receipt by Landlord of the notice described in item (ii), above, Landlord shall notify Tenant of Landlord's determination, which determination shall be conclusive and binding on Tenant, of
(A) the aggregate period of the Lease Commencement Date Delay, and (B) the revised Lease Commencement Date.

    5.3 DEFINITION OF SUBSTANTIAL COMPLETION OF THE TENANT IMPROVEMENTS. For purposes of this Section 5, "substantial completion of the Tenant Improvements" shall mean completion of


                                  EXHIBIT B - Page 9
construction of the Tenant Improvements in the Premises pursuant to the "Approved Working Drawings," with the exception of any punch list items, any furniture, fixtures, work-stations, built-in furniture or equipment (even if the same requires installation or electrification by Tenant's Agents), and any tenant improvement finish items and materials which are selected by Tenant but which are not available within a reasonable time (given the date of the Lease Commencement Date).

                                      SECTION 6

                                    MISCELLANEOUS

    6.1 TENANT'S REPRESENTATIVE. Tenant has designated Patricia Lowery as its sole representative with respect to the matters set forth in this Tenant Work Letter, who shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

    6.2 LANDLORD'S REPRESENTATIVE. Landlord has designated its director of management services as its sole representatives with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

    6.3 TIME OF THE ESSENCE IN THIS TENANT WORK LETTER. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.

    6.4 TENANT'S LEASE DEFAULT. Notwithstanding any provision to the contrary contained in this Lease, if an event of default as described in Section 19.1 of Lease or this Tenant Work Letter has occurred at any time on or before the Substantial Completion of the Premises, then (i) in addition to all other rights and remedies granted to Landlord pursuant to this Lease, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Landlord may cause Contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such work stoppage and such delay shall not be deemed a Lease Commencement Date Delay), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of this Lease (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such inaction by Landlord and such delay shall not be deemed a Lease Commencement Date Delay).

    6.5 MISCELLANEOUS CHARGES. During the construction and move-in period, the Contractor and Tenant's Agents shall not be charged for commercially reasonable use of the freight elevator and electricity nor for parking in the On-site Parking Area.


                                 EXHIBIT B - Page 10

                                      SCHEDULE 1

                                    LANDLORD WORK




1.  WINDOW COVERINGS:             $45.00 per window

2.  ENERGY MANAGEMENT             $.43 per usable square
    SYSTEM:                       foot of the Premises

3.  PUBLIC CORRIDOR:              Per Landlord approved
                                  construction bid

4.  DEMISING WALLS:               Per Landlord approved
                                  construction bid

5.  ADDITIONAL ELECTRICAL
    DISTRIBUTION PANELBOARD:      Per Landlord approved
                                  construction bid

6.  ADDITIONAL ELECTRICAL
    TRANSFORMER                   Per Landlord approved
                                  construction bid


                                 SCHEDULE 1 - Page 1

                                      SCHEDULE 2
                         STANDARD TENANT IMPROVEMENT PACKAGE








                                 SCHEDULE 2 - Page 1

                                      SCHEDULE 3

                                CONSTRUCTION DRAWINGS

                              FORMAT AND SPECIFICATIONS

FINAL SPACE PLAN REQUIREMENTS

1. FINAL SPACE PLAN. The Final Space Plan shall include floor plans (not less than 1/8" scale) indicating:

    1.1    Quantity, location and type of all partitions.

    1.2    Quantity, location and type of all doors.

    1.3    Quantity, location and type of glass partitions and windows.

    1.4    Size and location of telephone equipment room.

    1.5    Critical dimensions necessary for construction.

    1.6 Quantity and location of all electrical items (i.e., a reflected ceiling plan and power plan) including outlets, switches, telephone outlets, separate circuit or isolated ground outlets, floor corings and lighting, etc.

    1.7 Quantity, location and type of equipment that will require special electrical requirements.

    1.8 Quantity and location, including weight per square foot and description, of any exceptionally heavy equipment or filling system exceeding 50 pounds per square foot liveload.

    1.9    Requirements of special air conditioning or ventilation.

    1.10   Type of floor coverings.

    1.11   Quantity, location and type of wall coverings.

    1.12   Quantity, location and type of plumbing.

    1.13   Quantity, location and type of appliances and kitchen equipment.

    1.14   Quantity, location and type of millwork.

    1.15   Location and size of any floor openings required.

FINAL WORKING DRAWINGS REQUIREMENTS

2. ARCHITECTURAL FLOOR PLAN. The Architectural floor plan shall include floor plans (not less than 1/8" scale) indicating:

    2.1    Room numbers and room descriptions.

    2.2 Keyed partition types with complete dimensioned location. Notations indicating that partition locations must be determined at the time of construction are not acceptable.

    2.3 Keyed door types and hardware sets sufficient to determine all of the required details of construction and all hardware components.

    2.4 Keyed architectural sections, elevations, and details of construction for such items as millwork, control joints, hanging rods, shelving, soffits, and special gyp board assemblies, etc.

                                 SCHEDULE 3 - Page 1

    2.5 All required materials, finishes, and assembly support relationships.

    2.6 All required dimensional information, especially note that the excessive use of field verified dimensions will extend the construction period of custom tenant improvements which is a schedule extension attributable to the Tenant's custom requirements.

    2.7 All detailed items should be coordinated and cross referenced with the plan drawings, especially such items as rough blocking and attachment locations. Cross references requiring the Architect's presence at the jobsite are unacceptable to the Landlord since the reliance on this field technique has proven to be ineffective in expediting construction.

    2.8 Location of soffits and special ceiling construction should be dotted to show relationships to plan elements.

3. ELECTRICAL LOCATION FLOOR PLAN. The Electrical location floor plan shall include floor plans (not less than 1/8" scale) indicating:

    3.1    Room numbers and room descriptions.

    3.2 Location of all telephone, data, and electrical outlets. Location of these items should be dimensioned only if final placement is critical. Unless specifically noted, the final placement of these items will be approximately to scale and to the nearest stud location. Dimension all floor mounted telephone and electrical outlets.

                                 SCHEDULE 3 - Page 2

4. ARCHITECTURAL REFLECTED CEILING PLAN. The architectural reflected ceiling plan shall indicate (in not less than 1/8" scale):

    4.1    Room numbers and designations.

    4.2 Location of all fixed ceiling elements such as fluorescent lighting fixtures, custom tenant lighting fixtures, exit signs, emergency lighting fixtures, emergency communication speakers, tenant sound and paging speakers, special integrated ceiling assemblies or details, etc.

    4.3 Complete indication of the tile grid pattern in order to precisely locate all of these ceiling elements. Dimensions should be indicated only where the relationship to the tile grid pattern is not maintained or is ambiguous.

    4.4 Indicate any special assemblies which either contact the ceiling or come within 1'6" of the ceiling such as full-height millwork assemblies, file or library shelving, etc.

    4.5 Indicate all drywall ceilings, lightcoves, drapery pockets, soffits, etc., and keyed to details of work.

    4.6    Indicate all doors and door swings.

    4.7    Indicate all ceiling heights that are not standard (8'9").

5.  THE FINISH PLAN.  The Final Plan (not less than 1/8" scale) shall indicate:

    5.1    Room numbers and room descriptions.

    5.2 Wall finish plan indicating location, color and type of wall covering and paint.

    5.3 Floor finish plan indicating location and color of carpeting, vinyl flooring and any special flooring materials.

6.  MILLWORK DETAILS.

    6.1 The architect shall prepare drawings in sufficient detail for construction or fabrication of all millwork components.

    6.2 If required, a separate 1/8" = 1'0" plan showing location of millwork shall be prepared.

7. CUSTOM DETAIL SHEETS. The Architect shall prepare drawings in sufficient detail for construction or fabrication of any non-standard or custom treatments for leasehold improvements.

                                 SCHEDULE 3 - Page 3

8. FURNITURE PLAN (OPTIONAL). The furniture plan (not less than 1/8" scale) shall indicate:

    8.1    Room numbers and room descriptions.

    8.2 All furniture and equipment should be shown including seating arrangements.

    8.3 Equipment with special electrical and environmental characteristics must be labeled and cross-referenced to the equipment schedule on the electrical engineered drawings.

    8.4 Any areas with special environmental or structural design considerations should be shown as a means of highlighting these requirements.

9.  TENANT-ENGINEERED DRAWINGS.

    9.1 The Architect will be responsible for providing structural, mechanical, and electrical input for special conditions. Particular reference is made to the voltage and amperage requirements for special outlets. In addition, dedicated circuits must be clearly identified and heat load of office copiers, etc., must also be identified.

    9.2 The Architect will be responsible to submit mylar reproducibles of each of the following drawings to the Engineers:

           9.2.1 Electrical Power plan locating all telephone, data and electrical outlets. Location of these items should be dimensioned only if placement is critical. Dimension all floor mounted telephone and electrical outlets. Submit one mylar reproducible for electrical circuiting.

           9.2.2 Reflected ceiling plan. Layout of the building ceiling grid and location of all light fixtures and light fixtures. Submit two mylar reproducibles for electrical circuiting and HVAC layout.

           9.2.3 Plumbing plan. A copy of the floor plan indicating all locations of all items requiring water or waste. Submit one mylar reproducible for plumbing layout.

           9.2.4 Structural loading plan. For tenant spaces with concentrated loads, a plan indicating location, type weight and other information required by the structural engineer will be submitted for review. This information will be required for file rooms, libraries, or other heavy equipment or loading conditions.

                                 SCHEDULE 3 - Page 4

                                      SCHEDULE 4

                         CONTRACTOR'S HOLD HARMLESS AGREEMENT

    The undersigned [Name and type of entity of contractor or subcontractor] (the "CONTRACTOR") hereby agrees to protect, defend, indemnify and hold harmless Landmark Square Associates, L.P., Cushman Landmark Ltd., Landmark Square Investors Ltd., Cushman Realty Corporation, Cushman Investment and Development Corporation, Cushman Management Corporation, and Asahi Urban (U.S.A.) Development Corporation (collectively, the "INDEMNITEES"), the Indemnitees' partners and affiliates, and each of their respective officers, agents, servants, employees and independent contractors from and against any and all loss, cost, expense, liability, claim and demand incurred in connection with or arising from any cause relating to the performance of [Identify Contract] (the "CONTRACT") by the Contractor, its agents, servants, or employees, (collectively, the "CONTRACTOR'S AGENTS"), or the presence on the property of Landmark Square Associates, L.P., by Contractor or Contractor's Agents, including, without limiting the generality of the foregoing, any default in the observance or performance of any of the terms, covenants or conditions of the Contract, any injury to persons, including death, or damage to property in connection with the performance of the Contract, or any acts, omissions or negligence of Contractor or Contractor's Agents or any person claiming by, through or under Contractor or Contractor's Agents. Contractor hereby agrees that Contractor shall, at Contractor's sole cost and expense, defend any and all actions brought against Indemnitees based upon any of the foregoing and shall pay any and all cost and expense incurred in such actions, including, without limitation, court costs and actual professional fees such as appraisers', accountants' and attorneys' fees, and promptly discharge any judgments arising therefrom. This covenant by Contractor shall survive the expiration or sooner termination of the Contract with respect to any demand, claim or liability occurring prior to the expiration or termination of the lease in connection with which lease Contractor performed the Contract. To the extent not prohibited by law, Indemnitees, their partners and affiliates, and each of their respective officers, agents, servants, employees and independent contractors shall not be liable for any damage either to person, including death, or property, which is sustained by Contractor or Contractor's Agents or by any other person or entity claiming through Contractor or Contractor's Agents in connection with Contractor's or Contractor's Agents' performance of the Contract or presence on the premises or real property identified in the Contract. All of the foregoing provisions shall also apply to any subcontracted operations and Contractor hereby agrees to insert the foregoing provisions in any subcontract relating to Landmark Square Associates, L.P.'s property.

    Contractor hereby further agrees that Contractor will perform the work and services in connection with the Contract as an independent contractor and not as an employee or agent of Indemnitees.

    IN WITNESS WHEREOF, the undersigned has executed this Contractor's Hold Harmless Agreement as of the ____ day of _______________, 199_.

                                            "Contractor:"

                                            __________________________________,
                                            a _________________________________

                                            By:  ______________________________
                                                 Its:__________________________


                                 SCHEDULE 4  - Page 1

                                      EXHIBIT C

                                   LANDMARK SQUARE

                              NOTICE OF LEASE TERM DATES

To: __________________________
    __________________________
    __________________________
    __________________________

    Re:    Office Lease dated ________________________, 19__, between
    _________________________________ ("LANDLORD"), and
    _____________________________, a _____________________ ("TENANT")
    concerning Suite _______ on floor(s) _______ of the office building located at __________________________, California.

Gentlemen:

    In accordance with the Office Lease (the "LEASE"), we wish to advise you and/or confirm as follows:

    1. The Lease Term commenced on ________________ for a term of _______________ ending on _______________.

    2. Rent commenced to accrue on _______________________, in the amount of _________________.

    3. If the Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

    4.     Your rent checks should be made payable to
           __________________________________ at
           _______________________________________.

    5. The exact number of rentable square feet within the Premises is _______ square feet.

    6.     Tenant's Share is _______%.

    7. The period within which Tenant, if at all, must deliver notice to Landlord of Tenant's exercise of its option to extend the Lease Term is from ____________, to ________________________.

                                            "Landlord":

                                            __________________________________
                                            a ________________________________

                                            By:  _____________________________
                                                 Its: ________________________

                                            By:  _____________________________
                                                 Its: ________________________

                                  EXHIBIT C - Page 1

Agreed to and Accepted as
of _____________, 19__.

"Tenant":

By: _____________________________
    Its:_________________________




                                  EXHIBIT C - Page 2

                                      EXHIBIT D

                                   LANDMARK SQUARE

                                RULES AND REGULATIONS

    Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Real Property; provided, however, in the event any other tenant or occupant of the Building fails to comply with the Rules and Regulations, and such non-compliance unreasonably interferes with Tenant's use of the Premises, Landlord shall use reasonable efforts to cause such other tenants and/or occupants to comply with the Rules and Regulations.

    1. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Four keys will be furnished by Landlord for the Premises, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord.

    2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises.

    3. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as are customary for comparable buildings in the greater Long Beach area. Tenant, its employees and agents must be sure that the doors to the Premises are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Building. Any tenant, its employees, agents or any other persons entering or leaving the Building at any time after Business Hours for the Building, may be required to sign the Building register when so doing. Access to the Building may be refused unless the person seeking access has proper identification or has a previously arranged pass for access to the Building. Landlord and his agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building or the Real Property during the continuance thereof by any means it deems appropriate for the safety and protection of life and property.

    4. No bulk furniture, freight or equipment shall be brought into the Building without prior notice to Landlord. All moving activity into or out of the Building shall be scheduled with Landlord and done only at such time and in such manner as Landlord reasonably designates. No service deliveries (other than messenger services) will be allowed between the hours of 4:00 p.m. to 6:00 p.m., Monday through Friday. Landlord shall have the right to prescribe the weight, size and position of all safes and other extraordinarily heavy property brought into the Building and also the times and manner of moving the same in and out of the Building. Safes and other heavy objects shall, if directed by Landlord, stand on supports of such thickness as is necessary to properly
distribute the weight.   Landlord will not be responsible for loss of or damage
to any such safe or property in any case. Any damage to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility and expense of Tenant except to the extent that the cost of any such damage is covered by Landlord's insurance.

    5. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such specific elevator as shall be reasonably designated by Landlord.

    6. The requirements of Tenant will be attended to only upon application at the management office for the Real Property or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.


                                  EXHIBIT D - Page 1

    7. Tenant shall not disturb, solicit, or canvass any occupant of the Real Property and shall cooperate with Landlord and agents of Landlord to prevent the same.

    8. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or agents, shall have caused it.

    9.   Tenant shall not overload the floor of the Premises.

    10. Except for vending machines intended for the sole use of Tenant's employees and invitees, no vending machine or machines other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

    11. Tenant shall not use or keep in or on the Premises, the Building, or the Real Property any kerosene, gasoline or other inflammable or combustible fluid or material except normal quantities of such materials incidental to the normal and customary operation of general business offices.

    12. Tenant shall not, without the prior written consent of Landlord, use any method of heating or air conditioning other than that supplied by Landlord.

    13. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, except normal quantities of such materials incidental to the normal and customary operation of general business offices, or permit or allow the Premises to be occupied or used in a manner unreasonably offensive or objectionable to Landlord or other occupants of the Real Property by reason of noise, odors, or vibrations, or unreasonably interfere in any way with other tenants or those having business therein.

    14. Tenant shall not bring into or keep within the Real Property, the Building or the Premises any animals (except seeing-eye dogs accompanied by their masters), birds, bicycles or other vehicles.

    15. No cooking shall be done or permitted on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters' laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages for employees and visitors, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

    16. Landlord will approve where and how telephone and telegraph wires are to be introduced to the Premises. No boring or cutting for wires shall be allowed without the consent of Landlord. The location of telephone, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord. All such wires, borings and/or cuttings in connection with the construction and installation of the initial Tenant Improvements and as shown on the Final Construction Drawings are hereby consented to by Landlord.

    17. Landlord reserves the right to exclude or expel from the Real Property any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

    18. Tenant, its employees and agents shall not loiter in or on the entrances, corridors, sidewalks, lobbies, halls, stairways, elevators, or any common areas of the Building for the purpose of smoking tobacco products or for any other purpose, nor in any way obstruct such areas, and shall use them only as a means of ingress and egress for the Premises.

    19. Tenant agrees to cooperate reasonably with Landlord to ensure the most effective operation of the Building's heating and air conditioning system, and shall refrain from attempting to adjust any controls.


                                  EXHIBIT D - Page 2

    20. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash in the vicinity of the Building without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall designate.

    21. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations reasonably established by Landlord or any governmental agency.

    22. Tenant shall assume any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

    23. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Building.

    24. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord. No curtains, blinds, shades or screens, which may be visible from the exterior of the Premises, shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and bulb color approved by Landlord. Tenant shall abide by Landlord's regulations concerning the opening and closing of window coverings which are attached to the windows in the Premises, if any, which have a view of any interior portion of the Building or the common areas of the Building.

    25. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.

    26. Tenant must comply with reasonable requests by Landlord concerning the informing of their employees of items of importance to Landlord with respect to the operation and maintenance of the Building.

    27. Tenant shall not use in any space or in the public halls of the Building any hand trucks except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.

    28. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

    30. The washing and/or detailing of or, the installation of windshields, radios or telephones in or general work on, automobiles shall not be allowed on the Real Property.

    30. Food vendors shall be allowed in the Building upon receipt of a written request from the Tenant. The food vendor shall service only the tenants that have a written request on file in the Building Management Office. Under no circumstance shall the food vendor display its products in a public or common area including corridors and elevator lobbies. Any failure to comply with this rule shall result in immediate permanent withdrawal of the vendor from the Building.

    31. The helipad on the roof of the Building is for emergency use only. If Tenant requires access to the helipad, Tenant must obtain the prior consent from the Landlord for such access.

                                  EXHIBIT D - Page 3

    32. Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord's judgment may from time to time be reasonably necessary for the management, safety, care and cleanliness of the Premises, Building, and the Real Property, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein; provided, however, that no such change, rescission, addition or amendment shall prevent Tenant's use of the Premises in accordance with
Section 5.1 of the Lease. To the extent these Rules and Regulations are inconsistent with, or contrary to, the express provisions of the Lease, the Lease shall control. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.


                                  EXHIBIT D - Page 4

                                      EXHIBIT E

                                   LANDMARK SQUARE

                        FORM OF TENANT'S ESTOPPEL CERTIFICATE

    The undersigned as Tenant under that certain Office Lease (the "LEASE") made and entered into as of _________________, 19__ and between LANDMARK SQUARE ASSOCIATES, L.P., a California limited partnership, as Landlord, and the undersigned as Tenant, for Premises on the ___________ floor(s) of the Office Building located at 111 West Ocean Boulevard, Long Beach, California, certifies as follows:

    1. Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises.

    2. The undersigned has commenced occupancy of the Premises described in the Lease, currently occupies the Premises, and the Lease Term commenced on
_________.

    3. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.

    4. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:





    5. Tenant shall not modify the documents contained in Exhibit A or prepay any amounts owing under the Lease to Landlord in excess of thirty (30) days without the prior written consent of Landlord's mortgagee.

    6.   Base Rent became payable on _______________.

    7.   The Lease Term expires on _________________.

    8. To the best of Tenant's knowledge, as of the date hereof, all conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder, except as follows: _____________________.

    9. To the best of Tenant's knowledge, as of the date hereof, all work required to be performed by Landlord under the Lease has been performed, except as follows:____________________________________________________________________.

    10. No rental has been paid in advance and no security has been deposited with Landlord except as provided in the Lease.

    11. To the best of Tenant's knowledge, as of the date hereof, there are no existing defenses or offsets that the undersigned has, which preclude enforcement of the Lease by Landlord.

    12. All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through _________________. The current monthly installment of Base Rent is $__________.

    13. The undersigned acknowledges that this Estoppel Certificate may be delivered to Landlord's prospective mortgagee, or a prospective purchaser, and acknowledges that it recognizes that if same is done, said mortgagee, prospective mortgagee, or prospective purchaser


                                  EXHIBIT E - Page 1
will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part, and in accepting an assignment of the Lease as collateral security, and that receipt by it of this certificate is a condition of making of the loan or acquisition of such property.

    14. If Tenant is a corporation or partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

    Executed at __________________ on the _____ day of ______________, 19___.

                             "Tenant":

                             ___________________________, a
                             _____________________________________

                             By:  ________________________________
                                  Its:____________________________

                             By:  ________________________________
                                  Its:____________________________




                                  EXHIBIT E - Page 2

                                      EXHIBIT F

                                   LANDMARK SQUARE

                               CLEANING SPECIFICATIONS

1.  GENERAL OFFICE AREAS

    Nightly:

    a. Spot mop all stone ceramic tile, terrazzo and other types of unwaxed flooring.

    b. Sweep all vinyl asbestos, asphalt, rubber and similar types of flooring using an approved chemically treated cloth.

    c. Vacuum all rugs and carpeted areas. Sweep all private stairways and vacuum if carpeted.

    d. Hand dust and wipe clean with damp or chemically treated cloth all furniture, file cabinets, fixtures, window sills, convector enclosure tops and wash said sills and tops if necessary.

    e.   Dust all telephones.

    f.   Dust all chair rails, trim, etc.

    g. Remove all gum and foreign matter on sight. Spot clean carpeting and resilient floor nightly.

    h. Empty and clean all waste receptacles and remove wastepaper and waste materials to a designated area.

    i.   Damp dust interiors of all waste disposal receptacles.

    j. Empty and wipe clean all ash trays and screen all sand urns. Sand provided by Tenant.

    k.   Wash clean all water fountains and water coolers.

    l.   Clean all glass furniture tops.

    m.   Remove hand marks on elevator hatchway doors.

    n.   Wipe clean all bright work.

    Periodic:

    a. Hand dust all door louvers and other ventilating louvers within reach once per week.

    b.   Dust all baseboards once per week.

    c. Remove finger marks from all painted surfaces near light switches, entrance doors, etc., once per week.

    d.   Dust all lamp shades weekly.

    e.   Dust clothes closets, shelving and coat racks weekly.

    f. Twice monthly wash, as necessary, flooring in traffic and pivot points.

    g. Wash floors in public and private stairwells throughout the building monthly.

    h.   Wash telephones monthly.


                                  EXHIBIT F - Page 1

    i. Dust all picture frames, charts and similar hangings which were not reached in nightly cleaning quarterly.

    j. Dust all vertical surfaces such as partitions, doors and other surfaces not reached in nightly cleaning quarterly.

    k.   Dust exterior of lighting fixtures quarterly.

    l.   Dust all Venetian blinds quarterly.

    m. Dust all air conditioning louvers, grills, etc., not reached in nightly cleaning quarterly.

    n. Damp wipe all interior window metal and other unpainted interior metal surfaces of the perimeter walls once per year.

2.  LAVATORIES

    Nightly:

    a.   Wash and disinfect all floors and base.

    b.   Wash all mirrors and powder shelves.

    c.   Wash all bright work.

    d.   Wash all plumbing fixtures.

    e.   Wash and disinfect all toilet seats, both sides.

    f.   Scour, wash and disinfect all basins, bowls, and urinals.

    g.   Empty paper towel receptacles and remove paper to designated areas.

    h.   Fill toilet tissue holders.

    i.   Fill soap, sanitary napkin and paper towel dispensers.

    j.   Empty and clean sanitary disposal receptacles.

    k.   Clean and wash waste receptacles and dispensers.
    l.   Remove finger marks from painted surfaces.

    m.   Remove all graffiti.

    n.   Dust and clean partitions and walls.

    o. Inspect all ladies toilets and restrooms during the day and keep same in neat and clean condition at all times.

    p.   Wash tile wall surfaces subject to splashing.

    Periodic:

    a.   Clean and wash all partitions once a week.

    b.   Scrub floors as necessary but not less than once every two (2) weeks.

    c. Hand dust, clean and wash all tile walls once each month, more often if necessary.

    d. High dusting to be done once each month which includes lights, walls and grills.

    e. Wash toilet lighting fixtures as often as necessary but not less than twice per year.


                                  EXHIBIT F - Page 2

3.  WINDOW CLEANING

    a. Clean all windows on the outside two times per year and inside once per year. Window frames and associated metal to be wiped clean concurrently.

    b.   Glass doors to be cleaned nightly.

    c.   Clean directory glass daily.



                                  EXHIBIT F - Page 3

                                      EXHIBIT G

                                   LANDMARK SQUARE

    SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

    NOTICE: THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

    THIS AGREEMENT, is entered into as of October 3, 1996, by and among FCG Enterprises, Inc., a California corporation, dba First Consulting Group ("TENANT"), Landmark Square Associates, L.P., a California limited partnership ("LANDLORD"), and Wells Fargo Bank, NA, a national banking association ("BENEFICIARY").

                                  R E C I T A L S :

    This Agreement is entered into with reference to the following facts:

    A. The terms "Beneficiary", "Premises", "Lease", "Property", "Loan", "Note", and "Mortgage" are defined in the Schedule of Definitions attached hereto as Exhibit "A".

    B. Landlord and Tenant have entered into the Lease covering the Premises in the Property.

    C. Beneficiary will not make or continue the Loan to Landlord evidenced by the Note, which Note is secured by the Mortgage covering the Property, unless the Lease is subordinated to the lien of the Mortgage.

    D. The parties hereto desire expressly to confirm the subordination of the Lease to the lien of the Mortgage, it being a condition precedent to Beneficiary's obligation to make or continue the Loan that the lien of the Mortgage be at all times prior and superior to the leasehold interests and estates created by the Lease.

    E. Tenant has requested that Beneficiary agree not to disturb Tenant's possessory and leasehold rights in the Premises in the event Beneficiary should foreclose the Mortgage and, provided that Tenant is not then in default under the Lease and provided further that Tenant attorns to Beneficiary or the purchaser at any foreclosure or trustee's sale of the Property, Beneficiary is willing to agree to such request.

                                 A G R E E M E N T :

    NOW, THEREFORE, in consideration of the mutual covenants contained herein and of other good and valuable consideration, the parties agree as follows:

    1. SUBORDINATION: Notwithstanding anything contained to the contrary in the Lease, the leasehold estate created thereby, and all of Tenant's rights thereunder, are and shall be and shall at all times remain subject, subordinate and inferior to the Mortgage and the lien thereof, and all rights of Beneficiary thereunder and to any and all renewals, revisions, modifications, consolidations, replacements and extensions thereof.

    2.   ACKNOWLEDGMENT AND AGREEMENT BY TENANT.

         2.1  Tenant acknowledges and agrees that:

              (i) Tenant consents to the Mortgage and the agreements evidencing and securing the Loan; and


                                  EXHIBIT G - Page 1

              (ii) Beneficiary, in making or having made any disbursements to Landlord, is or was under no obligations or duty to oversee or direct the application or the proceeds of such disbursements, and such proceeds may be or may have been used by Landlord for the purposes other than improvement of the Property.

         2.2 From and after the date hereof, in the event of any act or omission by Landlord which would give Tenant the right, either immediately or after the lapse of time, to terminate the Lease or to claim a partial or total eviction, Tenant will not exercise any such right:

              (i) Until it has given written notice of such act or omission to Beneficiary; and

              (ii) Until the same period of time as is given to Landlord under the Lease and an additional period of time of thirty (30) days is given Beneficiary to cure such act or omission.

         2.3 Tenant has notice that the Lease and the rent and all other sums due thereunder have been assigned or are to be assigned to Beneficiary as security for the Loan secured by the Mortgage. In the event that Beneficiary notifies Tenant of a default under the Mortgage and demands that Tenant pay its rent and all other sums due under the Lease directly to Beneficiary, Tenant shall honor such demand and pay its rent and all other sums due under the Lease directly to Beneficiary or as otherwise required pursuant to such notice.

         2.4 Tenant shall send a copy of any notices related to a default by Landlord under the Lease to Beneficiary at the same time such notice is sent to Landlord.

         2.5 Tenant has no right or option of any nature whatsoever, whether pursuant to the Lease or otherwise, to purchase the Premises or the Property, or any portion thereof, or any interest therein, and to the extent that Tenant has had, or hereafter acquired, any such right or option, the same is hereby acknowledged to be the subject and subordinate to the Mortgage and is hereby waived and released as against Beneficiary.

         2.6 Within ten (10) days after Beneficiary's request, Tenant shall deliver to Beneficiary and to any person designated by Beneficiary estoppel certificates executed by Tenant certifying (if such be the case) that the Lease is in full force and effect, the date and amount of Tenant's most recent payment of rent, that there are no defenses or offsets outstanding under the Lease (or stating those claimed by Tenant, as the case may be) and such other information about Tenant or the Lease as Beneficiary may reasonably request.

         2.7 This Agreement satisfies any condition or requirement in the Lease relating to the granting of a nondisturbance agreement from this Beneficiary.

         2.8 Tenant shall not execute any amendment or modification of the Lease (except if made pursuant to the specific terms of the Lease, such as an expansion of the Premises or renewal of the Lease term) without Beneficiary's prior written consent which consent may be given or withheld at Beneficiary's absolute discretion.

         2.9 Tenant agrees that during the term of the Lease, without Beneficiary's consent, Tenant shall not assign or sublet any portion of the Lease or Premises, except as expressly provided in the Lease.

    3. NONDISTURBANCE, ATTORNMENT AND NEW LEASE. In the event of foreclosure of the Mortgage, or upon a sale of the Property pursuant to the trustee's power of sale contained therein, or upon a transfer of the Property by conveyance in lieu of foreclosure, then the terms of this Section 3 shall apply.


                                  EXHIBIT G - Page 2

         3.1 NONDISTURBANCE AND ATTORNMENT. So long as Tenant complies with this Agreement and is not in material default under any of the terms, covenants, or conditions of the Lease, the Lease shall continue in full force and effect as between the succeeding owner of the Property and Tenant, upon and subject to all of the terms, covenants, and conditions of the Lease for the balance of the term of the Lease, including renewals or extensions thereof, if any. Tenant hereby agrees to attorn to and accept any such successor owner as landlord under the Lease, and to be bound by and perform all of the obligations imposed on Tenant by the Lease. Beneficiary and any such successor owner of the Property will not disturb the possession of Tenant, and will be bound by all of the obligations imposed on the Landlord by the Lease during the period of time Beneficiary or any such successor owner is the owner of the Property; provided, however, that Beneficiary or any purchaser at a trustee's or sheriff's sale or any successor owner of the Property shall not be:

              (i) liable for any act or omission of a prior landlord (including Landlord);

              (ii) subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord). Notwithstanding any other provision of this Agreement, if Beneficiary or Beneficiary's successor succeeds to the interest of Landlord under the Lease, Beneficiary or Beneficiary's successor, as the case may be, shall be liable for the payment or provision, to the extent not paid or provided previously, of (a) the cost of the design and construction of Tenant Improvements pursuant to Exhibit "B" to the Lease and
         (b) brokerage commissions to be paid by Landlord to the "Brokers," as that term is defined in the Lease, pursuant to a separate agreement between Landlord and such Brokers;

              (iii) bound by any rent or additional rent which Tenant might have paid in advance to any prior landlord (including Landlord) for a period in excess of one month or by any security deposit, cleaning deposit or other prepaid charge which Tenant might have paid in advance to any prior landlord (including Landlord) not actually received by Beneficiary or such successor owner, as the case may be; or

              (iv) bound by any amendment or modification of the Lease made without Beneficiary's written consent, which consent shall not be unreasonably withheld, conditioned or delayed, other than an amendment or modification made pursuant to the terms of the Lease, such as an expansion of the Premises or renewal of the term of the Lease.

         3.2 NEW LEASES. Upon Beneficiary's written request of Tenant given at any time after any foreclosure, trustee's sale or conveyance in lieu thereof, Tenant (as tenant) agrees to execute a lease of the Premises with Beneficiary or its successor (as landlord) upon the same terms and conditions as the Lease between Landlord and Tenant, which lease shall cover any unexpired term of the Lease existing at the time of such foreclosure, trustee's sale or conveyance in lieu of foreclosure; provided that the priority of such new lease, as between the parties thereto, is the same as the priority of the Lease, as between Tenant and Beneficiary.

         3.3 NO LIABILITY. Beneficiary shall have no liability to Tenant or any other party for any conflict between the provisions of the Lease and the provisions of any other lease or agreement affecting the Property which was effective before Beneficiary became landlord, including, but not limited to, any provisions relating to renewal options and options to extend. In the event of such a conflict, Tenant has, and will have, no right to cancel the Lease or take any other remedial action against Beneficiary or action against any other party for which Beneficiary would be liable, except for declaratory or equitable relief.


                                  EXHIBIT G - Page 3

    4. ACKNOWLEDGMENT AND AGREEMENT BY LANDLORD: Landlord as landlord under the Lease and mortgagor or trustor under the Mortgage, acknowledges and agrees for itself and its heirs, successors and assigns, that:

         4.1 This agreement does not: (i) constitute a waiver by Beneficiary of any of its rights under the Mortgage; and/or (ii) in any way release Landlord from its obligations to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Mortgage;

         4.2 The provisions of the Mortgage remain in full force and effect and must be complied with by Landlord; and

         4.3 In the event Beneficiary notifies Tenant of a default under the Mortgage, Tenant may pay all rent and all other sums due under the Lease directly to Beneficiary or as otherwise required pursuant to Beneficiary's notice, and any and all claims for such rent and other sums by Landlord against Tenant are hereby waived and released.

    IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED AND DELIVERED THIS AGREEMENT AT LOS ANGELES COUNTY, CALIFORNIA, AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

    NOTICE. THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT CONTAINS PROVISIONS WHICH ALLOWS THE PERSON OBLIGATED ON THE LEASE TO OBTAIN OR CONTINUE A LOAN, A PORTION OF WHICH MAY BE EXPENDED FOR PURPOSES OTHER THAN IMPROVEMENT OF THE PROPERTY.

    "Beneficiary"                      WELLS FARGO BANK, NA, a national banking
                                       association

                                       By:  ___________________________________
                                       Name:___________________________________
                                            Title:_____________________________

    "Tenant" FCG ENTERPRISES, INC., a California corporation, dba First Consulting Group

                                       By:  ___________________________________
                                            Its:_______________________________
                                       By:  ___________________________________
                                            Its:_______________________________

    "Landlord"                         LANDMARK SQUARE ASSOCIATES, L.P., a
                                       California limited partnership

                                       By:  Cushman Landmark Ltd., a California
                                            limited partnership, a general
                                            partner

                                            By:  Cushman Investment and
                                                 Development Corporation, a
                                                 California corporation, a
                                                 general partner

                                                 By:  _________________________
                                                 Name:  Stuart R. Essery
                                                 Title: Vice President


                                  EXHIBIT G - Page 4

                              EXHIBIT "A" TO EXHIBIT "G"

                               SCHEDULE OF DEFINITIONS

    "BENEFICIARY" means Wells Fargo Bank, NA. All notices to Beneficiary shall be delivered or mailed to:

                   Wells Fargo Bank, NA
                   Real Estate Group
                   333 South Grand Avenue
                   Suite 900
                   Los Angeles, California  90071
                   AU#2852

    "MORTGAGE" means, collectively, the First Mortgage and the Second Mortgage. "First Mortgage" means a Deed of Trust encumbering the Property, executed by Landlord, as Trustor, in favor of Beneficiary, securing repayment of the First Loan evidenced by the First Note and securing certain other obligations, recorded in the Official Records of Los Angeles County, California. "Second Mortgage" means a Deed of Trust encumbering the Property, executed by Landlord as Trustor, in favor of Beneficiary (as the assignee of the original beneficiary), securing repayment of the Second Loan evidenced by the Second Note and securing certain other obligations, recorded in the Official Records of Los Angeles County, California.

    "LEASE" means a certain lease entered into by and between Landlord and Tenant dated as of October 3, 1996, covering the Premises.

    "LOAN" means, collectively, the First Loan and the Second Loan. "First Loan" means a first mortgage loan in an amount not to exceed $10,000,000 from Beneficiary to Landlord. "Second Loan" means a second mortgage loan (by virtue of a subordination agreement subordinating the Second Loan to the First Loan) in an amount not to exceed $80,000,000 from Beneficiary (as the assignee of the original beneficiary) to Landlord.

    "NOTE" means, collectively, the First Note and the Second Note. "First Note" means that certain promissory note executed by Landlord in favor of Beneficiary in the amount of $10,000,000. "Second Note" means, collectively, those certain two promissory notes executed by Landlord in favor of Beneficiary (as the assignee of the original beneficiary) each in the amount of $40,000,000).

    "PREMISES" means certain space consisting of a total of 23,836 rentable square feet of space in the improvements located in and upon the Property.

    "PROPERTY" means the real property commonly known as Landmark Square in Long Beach, California.


                         EXHIBIT "A" TO EXHIBIT "G" - Page 1

                                      EXHIBIT H

                                   LANDMARK SQUARE

                    SUPERIOR EXPANSION RIGHTS OF EXISTING TENANTS



 THIRD FLOOR

 Wells Fargo Bank:     Right of first refusal for any space on the third floor
                       of the Building during Wells Fargo Bank's initial lease term and any extended lease term(s).
 FIFTH FLOOR

 Kusar & Harris:       Kusar & Harris has a right of first offer with respect
                       to all of the remaining rentable square feet of space located on the fifth (5th) floor of the Building, other than its initial Premises.

 M&M Aerospace         M&M Aerospace maintains a right of first offer with
 Hardware, Inc.:       respect to space which becomes available for lease and
                       which is contiguous to M&M Aerospace's initial Premises.
                       M&M Aerospace's right of first offer is subordinate to Kusar & Harris' right of first offer for the subject space.

 FIFTEENTH FLOOR       None.

                                  EXHIBIT H - Page 1

                                      EXHIBIT I

                                   LANDMARK SQUARE

                                  SECURITY SERVICES

    Landmark Square utilizes a combination of interrelated security systems and a well-trained security staff to detect, monitor and control the movement of tenants, visitors and potential intruders as they progress through public and semi-public areas of the project such as the garage, lobby, stairwells, and other selected areas of the office building. All security systems are controlled and monitored twenty-four (24) hours a day by our on-site security staff via our lobby security console. Tenants who wish to enter the building after normal business hours must be listed on a pre-approved access list, provide proper identification and log themselves in at our lobby security console.

    An automated security system includes a closed circuit television assessment system which permits rapid alarm and display from physically remote locations. In addition, an access control system utilizes cards and card readers to permit tenant access into the parking garage. The system provides anti-pass back protection to prevent cards from being used for two (2) successive entries or exits from the project as well as means to enforce time zone restrictions. The system is computer based and operated by a receptor central processor as installed by Douglas Roesch Communications. The system includes closed circuit television monitoring and door monitoring/alarms.

                                  EXHIBIT I - Page 1

                                     OFFICE LEASE

                                   LANDMARK SQUARE

                          LANDMARK SQUARE ASSOCIATES, L.P.,
                          a California limited partnership,

                                     as Landlord,

                                         and

                                FCG ENTERPRISES, INC.,
                              a California corporation,
                              dba First Consulting Group

                                      as Tenant.

                                   LANDMARK SQUARE

                          SUMMARY OF BASIC LEASE INFORMATION

    The undersigned hereby agree to the following terms of this Summary of Basic Lease Information (the "SUMMARY"). This Summary is hereby incorporated into and made a part of the attached Office Lease (this Summary and the Office Lease to be known collectively as the "LEASE") which pertains to the office building (the "BUILDING") which is located at 111 West Ocean Boulevard, Long Beach, California. Each reference in the Office Lease to any term of this Summary shall have the meaning as set forth in this Summary for such term. In the event of a conflict between the terms of this Summary and the Office Lease, the terms of the Office Lease shall prevail. Any capitalized terms used herein and not otherwise defined herein shall have the meaning as set forth in the Office Lease.

            TERMS OF LEASE
 (References are to the Office Lease)           DESCRIPTION
 -----------------------------------            -----------

1.  Date:                              October 3, 1996

2.  Landlord:                          LANDMARK SQUARE ASSOCIATES, L.P., a
                                       California limited partnership.

3.  Address of Landlord                c/o Cushman Management Corporation
    (Section 29.19):                   111 West Ocean Blvd.
                                       Suite 1717
                                       Long Beach, California  90802
                                       Attention: Managing Director

                                       With a copy to:

                                       Allen, Matkins, Leck, Gamble & Mallory
                                       1999 Avenue of the Stars, Suite 1800
                                       Los Angeles, California 90067-6050
                                       Attention:  Anton N. Natsis, Esq.

4.  Tenant:                            FCG ENTERPRISES, INC., a California
                                       corporation, dba First Consulting Group

5.  Address of Tenant                  111 West Ocean Boulevard
    (Section 30.19):                   Suite 1750
                                       Long Beach, California  90802
                                       Attention:  Ms. Patricia Lowery
                                       (Prior to Lease Commencement Date)

                                       and

                                       111 West Ocean Boulevard
                                       Suite 400
                                       Long Beach, California  90802
                                       Attention:  Ms. Patricia Lowery
                                       (After Lease Commencement Date)


                                         (ii)

6.  Premises (Article 1):              The entire fourth (4th) floor of the
                                       Building consisting of 18,172 rentable
                                       square feet of space (16,751 usable
                                       square feet) ("4TH FLOOR PREMISES") and
                                       5,664 rentable square feet of space
                                       (4,873 usable square feet) located on
                                       the fifteenth (15th) floor of the
                                       Building ("15TH FLOOR PREMISES"), as set forth in Exhibit A attached hereto;
                                       provided, however, that the actual
                                       number of usable square feet and
                                       rentable square feet of the Premises
                                       shall be determined pursuant to the
                                       Final Space Plans and subject to
                                       verification pursuant to Section 1.2 of
                                       the Office Lease.

7.  Term (Article 2).

    7.1  Lease Term:                   Five (5) years and zero (0) months.

    7.2  Lease Commencement Date:      The earlier of (i) the date Tenant, or
                                       any person occupying any portion of the
                                       Premises with Tenant's permission,
                                       commences business operations from the
                                       Premises, and (ii) one hundred fifty
                                       (150) days after full execution of this
                                       Lease and delivery thereof to Tenant.

    7.3  Lease Expiration Date:        The last day of the month in which the
                                       5th anniversary of the Lease
                                       Commencement Date occurs.

8.  Base Rent (Article 3) (subject
    to final determination and
    verification of the number of
    usable square feet and rentable
    square feet of the Premises):



                                            Monthly              Annual
       Month of             Annual       Installment of       Rental Rate per
      Lease Term          Base Rent         Base Rent      Rentable Square Foot
      ----------          ---------      --------------    --------------------

  4th Floor Premises

         1-6                 $0.00            $.0.00              $0.00
         7-18             $321,762.00       $26,813.50            $17.71
        19-60             $381,612.00       $31,801.00            $21.00

  15th Floor Premises

         1-60             $132,537.60       $11,044.80            $23.40

9.  Additional Rent (Article 4).

     9.1  Base Year:                   Calendar year 1997.

     9.2  Tenant's Share:              Approximately 5.42% (subject to final
                                       determination and verification of the
                                       number of usable square feet and
                                       rentable square feet of the Premises).

10. Security Deposit (Article 21):    Waived.


                                        (iii)

11. Parking Pass Ratio (Article 28):   4 parking passes for every 1,000
                                       rentable square feet of the Premises.

12. Broker (Section 30.25):            Matlow-Kennedy Commercial Real Estate
                                          Services
                                       4510 East Pacific Coast Highway
                                       Suite 100
                                       Long Beach, California  90804

    The foregoing terms of this Summary are hereby agreed to by Landlord and Tenant.

                             "Landlord":

                             LANDMARK SQUARE ASSOCIATES, L.P., a California limited partnership

                             By: Cushman Landmark Ltd., a California limited partnership, a general partner

                                  By:  Cushman Investment and Development
                                       Corporation, a California corporation, a
                                       general partner

                                       By:  ___________________________________
                                            Name:     Stuart R. Essery
                                            Title:    Vice President

                             "Tenant":

                             FCG ENTERPRISES, INC., a California corporation, dba First Consulting Group

                             By:  _____________________________________________
                                  Its:_________________________________________
                             By:  _____________________________________________
                                  Its:_________________________________________




                                         (iv)

                                   LANDMARK SQUARE

                                        INDEX

ARTICLE                           SUBJECT MATTER                          PAGE
-------                           --------------                          ----

ARTICLE 1     REAL PROPERTY, BUILDING AND PREMISES . . . . . . . . . . . . .1
ARTICLE 2     LEASE TERM . . . . . . . . . . . . . . . . . . . . . . . . . .5
ARTICLE 3     BASE RENT. . . . . . . . . . . . . . . . . . . . . . . . . . .7
ARTICLE 4     ADDITIONAL RENT. . . . . . . . . . . . . . . . . . . . . . . .8
ARTICLE 5     USE OF PREMISES. . . . . . . . . . . . . . . . . . . . . . . 18
ARTICLE 6     SERVICES AND UTILITIES . . . . . . . . . . . . . . . . . . . 18
ARTICLE 7     REPAIRS. . . . . . . . . . . . . . . . . . . . . . . . . . . 21
ARTICLE 8     ADDITIONS AND ALTERATIONS. . . . . . . . . . . . . . . . . . 22
ARTICLE 9     COVENANT AGAINST LIENS . . . . . . . . . . . . . . . . . . . 24
ARTICLE 10    INSURANCE. . . . . . . . . . . . . . . . . . . . . . . . . . 24
ARTICLE 11    DAMAGE AND DESTRUCTION . . . . . . . . . . . . . . . . . . . 26
ARTICLE 12    NONWAIVER. . . . . . . . . . . . . . . . . . . . . . . . . . 28
ARTICLE 13    CONDEMNATION . . . . . . . . . . . . . . . . . . . . . . . . 29
ARTICLE 14    ASSIGNMENT AND SUBLETTING. . . . . . . . . . . . . . . . . . 29
ARTICLE 15    SURRENDER OF PREMISES; REMOVAL OF TRADE FIXTURES . . . . . . 33
ARTICLE 16    HOLDING OVER . . . . . . . . . . . . . . . . . . . . . . . . 34
ARTICLE 17    ESTOPPEL CERTIFICATES. . . . . . . . . . . . . . . . . . . . 34
ARTICLE 18    SUBORDINATION. . . . . . . . . . . . . . . . . . . . . . . . 34
ARTICLE 19    DEFAULTS; REMEDIES . . . . . . . . . . . . . . . . . . . . . 35
ARTICLE 20    COVENANT OF QUIET ENJOYMENT. . . . . . . . . . . . . . . . . 38
ARTICLE 21    INTENTIONALLY OMITTED. . . . . . . . . . . . . . . . . . . . 38
ARTICLE 22    INTENTIONALLY OMITTED. . . . . . . . . . . . . . . . . . . . 38
ARTICLE 23    SIGNS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
ARTICLE 24    COMPLIANCE WITH LAW. . . . . . . . . . . . . . . . . . . . . 39
ARTICLE 25    LATE CHARGES . . . . . . . . . . . . . . . . . . . . . . . . 39
ARTICLE 26    LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT . . . . 40
ARTICLE 27    ENTRY BY LANDLORD. . . . . . . . . . . . . . . . . . . . . . 40
ARTICLE 28    TENANT PARKING . . . . . . . . . . . . . . . . . . . . . . . 41
ARTICLE 29    MISCELLANEOUS PROVISIONS . . . . . . . . . . . . . . . . . . 41

EXHIBITS

A   OUTLINE OF FLOOR PLAN OF PREMISES
B   TENANT WORK LETTER
C   FORM OF NOTICE OF LEASE TERM DATES
D   RULES AND REGULATIONS
E   FORM OF TENANT'S ESTOPPEL CERTIFICATE
F   JANITORIAL SPECIFICATIONS
G   NON-DISTURBANCE AGREEMENT
H   EXPANSION RIGHTS OF EXISTING TENANTS
I   SECURITY SERVICES




                                         (v)

                                   LANDMARK SQUARE

                             INDEX OF MAJOR DEFINED TERMS

                                                                   LOCATION OF
                                                                   DEFINITION IN
DEFINED TERMS                                                      OFFICE LEASE
-------------                                                      ------------

4th Floor Premises...........................................................iii
15th Floor Premises..........................................................iii
4th Floor Premises...........................................................iii
Abatement Event...............................................................36
Abatement Event Termination Date..............................................36
Abatement Event Termination Notice............................................36
Additional Rent................................................................8
Adjustment Year...............................................................13
After Hours HVAC..............................................................19
Alterations...................................................................21
Applicable Reassessment.......................................................15
Approved Working Drawings..............................................EXHIBIT B
Architect..............................................................EXHIBIT B
Bank..........................................................................36
Base Rent......................................................................7
Base Tax Increase Amount......................................................13
Base Taxes................................................................12, 13
Base Year......................................................................8
Base, Shell, and Core..................................................EXHIBIT B
BOMA...........................................................................2
Brokers.......................................................................43
Building.......................................................................1
Business Hours................................................................18
Claims........................................................................24
Code...................................................................EXHIBIT B
Comparable Buildings...........................................................5
Comparable Transactions........................................................5
Condemning Authority..........................................................29
Construction Budget....................................................EXHIBIT B
Construction Drawings..................................................EXHIBIT B
Contract...............................................................EXHIBIT B
Contractor.............................................................EXHIBIT B
Cost Pools....................................................................16
Cut-Off Point.................................................................16
Damage Termination Date.......................................................27
Damage Termination Notice.....................................................27
Demising Walls.........................................................EXHIBIT B
Direct Expenses................................................................8
Economic Terms.................................................................3
Eligibility Period............................................................36
Energy Management System...............................................EXHIBIT B
Engineers..............................................................EXHIBIT B
Estimate......................................................................14
Estimate Statement............................................................14
Estimated Additional Rent.....................................................14
Exclusive Portion.............................................................13
Exercise Notice................................................................6
Expansion Commencement Date....................................................4
Expansion Notice...............................................................3
Expansion Rent.................................................................4
Expansion Space................................................................3
Expansion Space Construction Period............................................4
Expense Year...................................................................8
Fair Market Rental Rate........................................................5
Final Costs............................................................EXHIBIT B
Final Retention........................................................EXHIBIT B
Final Space Plan.......................................................EXHIBIT B
Final Working Drawings.................................................EXHIBIT B
Force Majeure.................................................................42
Hazardous Material............................................................44
Hazardous Materials Laws......................................................45
Holidays......................................................................18
HVAC Work..............................................................EXHIBIT B


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

Interest Rate.................................................................43
Landlord.......................................................................1
Landlord Parties..............................................................23
Landlord Work..........................................................EXHIBIT B
Lease..........................................................................1
Lease Commencement Date........................................................5
Lease Commencement Date Delay..........................................EXHIBIT B
Lease Expiration Date..........................................................5
Lease Term.....................................................................5
Lease Year.....................................................................5
Notices.......................................................................42
On-site Parking Area...........................................................1
Operating Expenses.............................................................8
Option Rent....................................................................5
Option Rent Notice.............................................................6
Option Terms...................................................................5
Outside Agreement Date.........................................................6
Over-Allowance Amount..................................................EXHIBIT B
Overlap Period................................................................36
Panelboard and Transformer.............................................EXHIBIT B
Perimeter Drywall......................................................EXHIBIT B
Permitted Transferees..........................................................4
Premises.......................................................................1
Proposition 13................................................................12
Proposition 13 Protection Amount..............................................15
Proposition 13 Purchase Price.................................................15
Public Corridor........................................................EXHIBIT B
Real Property..................................................................1
Reassessment..................................................................14
Recognition Agreement.........................................................31
Renewal Concessions............................................................5
Rent...........................................................................8
Review Period.................................................................16
Rules and Regulations..........................................................1
Secured Areas.................................................................39
Service Elevator Lobby.................................................EXHIBIT B
Specifications.........................................................EXHIBIT B
Sprinkler Work.........................................................EXHIBIT B
Square Footage Outside Agreement Date..........................................2
Standard Improvement Package...........................................EXHIBIT B
Statement.....................................................................13
Subject Space.................................................................29
Subleasing Costs..............................................................31
Summary........................................................................1
Superior Rights................................................................3
Systems and Equipment.........................................................11
Tax Expenses..................................................................11
Tax Increase..................................................................15
Tenant.........................................................................1
Tenant Improvement Allowance...........................................EXHIBIT B
Tenant Improvement Allowance Items.....................................EXHIBIT B
Tenant Improvements....................................................EXHIBIT B
Tenant's Agents........................................................EXHIBIT B
Tenant's Share................................................................13
Transfer Notice...............................................................28
Transfer Premium..............................................................31
Transferee....................................................................28
Transfers.....................................................................28
Trended Amount................................................................13
Window Coverings.......................................................EXHIBIT B


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